UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                 )
______________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
RYAN SPECIALTY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April [17], 2025
Dear fellow stockholders:
It is my privilege to present Ryan Specialty’s 2025 Proxy Statement.
On behalf of the entire Board of Directors of Ryan Specialty, we invite you to attend Ryan Specialty’s 2025 Annual Meeting of
Stockholders to be held on May 30, 2025 at 2:00 p.m. Eastern
Time.
2024 was another outstanding year for Ryan Specialty, marking our sixth consecutive year growing our topline revenue by over 20%
and our 14th consecutive year of double-digit organic growth. We delivered on all our strategic priorities and had the largest year of
M&A activity in our history, significantly bolstering our delegated authority offerings in the U.S. and abroad. Our strong results are a testament to our conviction to put our clients first, focus on specialized expertise and innovation, commitment to rewarding top talent, and our team’s dedication to excellence.
Beyond our outstanding performance, we were pleased to seamlessly complete our recent leadership transition. On October
1, 2024, I transitioned to Executive Chairman, while Tim Turner became our Chief Executive Officer, and Jeremiah Bickham and Janice Hamilton were promoted to President and Chief Financial Officer, respectively.
Tim, Jeremiah and Janice are all experienced, remarkable leaders who have earned deep respect within Ryan Specialty and the industry. Their advancement is proof-positive of the quality and depth of the team we have assembled over the years, with top talent and future leaders throughout the firm. I am confident we have the right people in place to lead Ryan
Specialty into the future.
Along with our strong 2024 performance, rapid growth and effective succession planning, our management and Board continued to actively and directly engage with stockholders throughout the year. This dialogue included constructive feedback that helped to inform the proposals that we are making in this year’s proxy statement, which include modifications to our governance structure that we trust will be well received by our stockholders. The details of these proposals are provided within this Proxy Statement for your review.
The Board appreciates the regular feedback we receive from stockholders, which will continue to be taken into consideration and inform our corporate governance practices moving forward.
We thank you for your investment and continued support of Ryan Specialty.
Respectfully yours,
Patrick G. Ryan
Founder and Executive Chairman of the Board
Preliminary Proxy Statement Dated April [4], 2025 - Subject to Completion
NOTICE OF 2025 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT
Dear stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ryan Specialty Holdings,
Inc. (the “Company”) on:

DATE:	Tuesday, May 30, 2025.

TIME:	2:00 p.m. Eastern Time.

PLACE:
The meeting will be a virtual-only meeting, conducted exclusively via webcast at
www.proxydocs.com/RYAN. There will not be a physical location for the meeting, and you will not be able to attend the meeting in person. Stockholders will be able to attend, vote, and submit questions (both before and during a portion of the meeting) virtually.

RECORD DATE:	April 1, 2025 (“Record Date”).

WHO CAN VOTE:	Holders of the Class A common stock and Class B common stock of the Company as of the close of business on the Record Date.

WHO CAN ATTEND:
All stockholders are invited to attend the virtual Annual Meeting. To attend the meeting at
www.proxydocs.com/RYAN, you must enter the control number on your Notice of Internet
Availability of Proxy Materials, Proxy Card, or voting instruction form. The virtual meeting room will open at 1:45 p.m. Eastern Time.

DATE OF MAILING:	A Notice of how to access the Proxy Statement and 2024 Annual Report to stockholders and a form of proxy are first being sent to stockholders on or about April [17], 2025.
Items of Business to be Conducted:

1.To elect the four director nominees presented in the accompanying Proxy Statement to serve as Class I directors for a three-year term until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”)
to declassify our Board of Directors (the “Board”) and phase-in annual director elections;
3.To approve an amendment to the Certificate to implement a majority voting standard in uncontested director elections;
4.To approve an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board;
5.To approve an amendment to the Certificate to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the Class B common stock to the Class A common stock will sunset;
6.To approve an amendment to the Certificate to provide stockholders with the ability to take action by written consent;
7.To approve an amendment to the Certificate to provide stockholders with the ability to call special meetings of stockholders;
8.To approve an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Company's Amended and Restated Bylaws (the “Bylaws”) and certain provisions of the
Certificate;
9.To approve an amendment to the Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law;
10.To approve certain non-substantive amendments to the Certificate (the “Non-Substantive Amendments”) as set forth in the proposed amended and restated Certificate of Incorporation (the “Proposed Amended and Restated
Certificate”);
11.To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
12.To approve, by a non-binding advisory vote, the compensation of our named executive officers (i.e., “say-on-pay proposal”); and
13.To conduct any other business that may properly come before the meeting or any adjournment thereof.

Please note that there is no in-person Annual Meeting for you to attend. Stockholders will be able to listen, vote, and submit questions during the virtual Annual Meeting from any remote location with Internet connectivity. Information on how to participate in the virtual Annual Meeting can be found on page 4 of this Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Stockholders to be held on May 30, 2025
The Proxy Statement and our 2024 Annual Report are available directly at the following website: www.proxydocs.com/RYAN
YOUR VOTE IS VERY IMPORTANT
If you were a stockholder at the close of business on the Record Date (i.e., April 1, 2025), you are eligible to vote at this year’s Annual Meeting. Regardless of whether you plan to attend the virtual Annual Meeting, your vote is very important. We urge you to participate in the election of our directors and in deciding the other items on the agenda for the Annual Meeting.
Stockholders are strongly encouraged to vote their shares by proxy in advance of the Annual Meeting. Stockholders who wish to attend the Annual Meeting virtually may do so via webcast at www.proxydocs.com/RYAN. Please note that attending the Annual Meeting virtually will not necessarily allow you to vote at the Annual Meeting. Accordingly, we strongly advise you to vote in advance by one of the methods described on page 4 of the Proxy Statement.
Our Board recommends that you vote:

Proposals	Board Recommendation	Page Reference

1.Election of four Class I directors	FOR each nominee	17

2.Approval of an amendment to the Certificate to declassify our Board and phase-in annual director elections	FOR	28

3.Approval of an amendment to the Certificate to implement a majority voting standard in uncontested director elections	FOR	30

4.Approval of an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board	FOR	32

5.Approval of an amendment to the Certificate to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the Class B common stock to the Class A common stock will sunset	FOR	34

6.Approval of an amendment to the Certificate to provide stockholders with the ability to take action by written consent	FOR	36

7.Approval of an amendment to the Certificate to provide stockholders with the ability to call special meetings of stockholders	FOR	37

8.Approval of an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Bylaws and certain provisions of the Certificate	FOR	39

9.Approval of an amendment to the Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law	FOR	41

10.Approval of certain Non-Substantive Amendments as set forth in the Proposed Amended and Restated Certificate	FOR	43

11.Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	44

12.Advisory (non-binding) vote to approve executive compensation	FOR	47
The matters to be acted upon at the Annual Meeting are more fully described in the Proxy Statement and related materials.
Please read the materials carefully.
All holders of Class A common stock, $0.001 par value per share, and Class B common stock, $0.001 par value per share, at the close of business on the Record Date can vote. A stockholder of record entitled to attend and vote at the Annual
Meeting may appoint one or more proxies to attend, speak, and vote on their behalf by any of the procedures set out on page 4 of the Proxy Statement. A proxy holder need not be a stockholder of record.
We will provide access to our proxy materials via the Internet at www.proxydocs.com/RYAN rather than in hard copy. We will mail a notice containing instructions on how to access this Proxy Statement and our Annual Report on or about April [17],
2025, to all stockholders entitled to vote at the Annual Meeting. Stockholders who prefer a paper copy of the proxy materials may request one, at no cost, by following the instructions provided in the notice we will send.
Only stockholders that owned Class A common stock or Class B common stock at the close of business on the Record Date are entitled to notice. A list of our stockholders of record will be available at our principal executive offices, 155 North Wacker
Drive, Suite 4000, Chicago, Illinois 60606 for examination by any stockholder for any purpose relevant to the meeting during ordinary business hours for at least ten days prior to May 30, 2025, and will be available online on the virtual annual meeting platform during the Annual Meeting. Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote. You may vote by proxy over the Internet, by telephone, or by mail by following the instructions on your
Notice of Internet Availability of Proxy Materials, Proxy Card, or voting instruction form. Voting by proxy will ensure your representation at the Annual Meeting regardless of whether you attend online.
By Order of the Board of Directors,
Mark S. Katz
Corporate Secretary
Chicago, Illinois
April [17], 2025

Other Matters		80
	Incorporation By Reference	80
	Proposals of Stockholders and Communications with Our Board	80
	Availability of SEC Filings and Where to Find Additional Information	80
	Cost of Proxy Solicitation	81
Appendix A		A-1
	Proposed Amended and Restated Certificate of Incorporation of Ryan Specialty Holdings, Inc.	A-1

2024 Proxy Statement 1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE STOCKHOLDER MEETING
The Board of Directors (the “Board”) of Ryan Specialty Holdings, Inc. is soliciting your proxy to vote at our 2025
Annual Meeting of Stockholders to be held on May 30, 2025, at 2:00 p.m. Eastern Time in a virtual-only meeting online at www.proxydocs.com/RYAN, and any adjournment or postponement of that meeting (the “Annual
Meeting”). This Proxy Statement is dated as of April 17, 2025. As used in this Proxy Statement henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” the “Registrant,” “Ryan Specialty,”
“we,” “us,” and “our” refer to Ryan Specialty Holdings, Inc., a Delaware corporation.
In addition to solicitations by mail, our directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names as of the close of business on April 1, 2025 (the “Record Date”), and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
We have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending a Notice of Internet
Availability of Proxy Materials to our stockholders of record as of Record Date, while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Materials or to request a printed set of the proxy materials. Instructions on how to request a printed copy by mail or e-mail may be found in the Notice of Internet
Availability of Materials and on the website referred to in the Notice of Internet Availability of Materials, including an option to request paper copies, at no cost, on an ongoing basis. We are making this Proxy Statement available on the Internet on or about April 17, 2025, and are mailing the Notice of Internet Availability of Materials to all stockholders entitled to vote at the
Annual Meeting on or about April 17, 2025. We intend to mail or e-mail this Proxy Statement, together with a Proxy Card, to those stockholders entitled to vote at the Annual Meeting who have properly requested copies of such materials by mail or e-
mail, within three business days of such request.
The Company has two classes of voting securities, Class A common stock, $0.001 par value per share (“Class A common stock”), and Class B common stock, $0.001 par value per share (“Class B common stock,” and, collectively with the Class A common stock the “common stock”). Holders of Class A common stock are entitled to one vote per share on all matters submitted to a vote of the Company’s stockholders and the holders of Class B common stock are entitled to ten votes per share on all matters submitted to a vote of the Company’s stockholders. As of the Record Date, there were 262,381,686 shares of common stock outstanding consisting of 126,422,600 shares of Class A common stock and 135,959,086 shares of
Class B common stock. We need the holders of a majority in voting power of the outstanding capital stock entitled to vote at the Annual Meeting, present in person (including virtually), or represented by proxy, to hold the Annual Meeting.
The Company’s Annual Report, which contains financial statements for fiscal year 2024 (the “Annual Report”), accompanies this Proxy Statement. Stockholders that receive the Notice of Internet Availability of Materials can access this Proxy Statement and the Annual Report at the website referred to in the Notice of Internet Availability of
Materials. The Annual Report and this Proxy Statement are also available on the “SEC Filings” section of our investor relations website at https//ir.ryanspecialty.com and at the website of the Securities and Exchange
Commission (the “SEC”) at www.sec.gov. Please note that the information on our website is not part of or incorporated into this Proxy Statement. You also may obtain a copy of Ryan Specialty’s Proxy Statement and Annual Report, without charge, by writing to our Investor Relations department at ir@ryanspecialty.com.

2024 Proxy Statement 2

QUESTIONS AND ANSWERS ABOUT THIS PROXY
MATERIAL AND VOTING
Q: Why did I receive these materials?
The Board of Ryan Specialty is soliciting your proxy to vote at our Annual Meeting (or at any postponement or adjournment of the meeting). Stockholders who own shares of our common stock as of the Record Date are entitled to vote at the Annual
Meeting. You should review these proxy materials carefully as they provide important information about the proposals that will be voted on at the Annual Meeting, as well as other important information about Ryan Specialty.
Notice of Internet Availability of Proxy Statement and Annual Report. As permitted by SEC rules, we are making this Proxy
Statement and our Annual Report available to our stockholders electronically via the Internet. The notice of internet availability of proxy materials contains instructions on how to access this Proxy Statement and our Annual Report and vote online. If you received the notice of internet availability of proxy materials by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice of internet availability of proxy materials instructs you on how to access and review all of the important information contained in this Proxy Statement and Annual Report. The notice of internet availability of proxy materials also instructs you on how you may submit your proxy over the Internet or by telephone. If you received a notice of internet availability of proxy materials by mail and would like to receive a printed copy of our proxy materials, at no cost, you should follow the instructions for requesting such materials contained in the notice.
Householding. The SEC’s rules permit us to print an individual’s multiple accounts on a single notice or set of Annual
Meeting materials. To take advantage of this opportunity, we have summarized on one notice or set of Annual Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the notice or Annual Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If a single copy of the notice or Annual Meeting materials was delivered and you prefer to receive separate copies, or if multiple copies were delivered and you prefer to receive a single copy of the materials in the future, contact our Investor Relations department at ir@ryanspecialty.com. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the proxy materials.
Q: Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 262,381,686 shares of common stock outstanding consisting of
126,422,600 shares of Class A common stock and 135,959,086 shares of Class B common stock.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares of Class A common stock were registered directly in your name with our transfer agent,
Equiniti Trust Company, LLC, or if you hold shares of Class B common stock, then you are a stockholder of record. As a stockholder of record, you may: vote virtually at the Annual Meeting; vote by proxy on the Internet or by telephone; or vote by signing and returning a Proxy Card, if you request and receive one. Regardless of whether you plan to attend the virtual
Annual Meeting, to ensure your vote is counted, we urge you to vote by proxy on the Internet as instructed in the Notice of
Internet Availability of Materials, by telephone as instructed on the website referred to in the Notice of Internet Availability of
Materials, or (if you request and receive a Proxy Card by mail or e-mail) by signing, dating, and returning the Proxy Card sent to you or by following the instructions on such Proxy Card to vote on the Internet or by telephone.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage, bank, or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the virtual Annual Meeting, unless you request and obtain a legal proxy from your broker or other agent who is the record holder of the shares, authorizing you to vote at the Annual Meeting.

2024 Proxy Statement 3

Q: What am I being asked to vote on?
You are being asked to vote on the following twelve management proposals:
Proposal No. 1: the election of four Class I director nominees for a three-year term until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified (“Proposal 1”);
Proposal No. 2: the approval of an amendment to the Certificate to declassify our Board and phase-in annual director elections (“Proposal 2”);
Proposal No. 3: the approval of an amendment to the Certificate to implement a majority voting standard in uncontested director elections (“Proposal 3”);
Proposal No. 4: the approval of an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board (“Proposal 4”);
Proposal No. 5: the approval of an amendment to the Certificate to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the Class B common stock to the Class A common stock will sunset (“Proposal 5”);
Proposal No. 6: the approval of an amendment to the Certificate to provide stockholders with the ability to take action by written consent (“Proposal 6”);
Proposal No. 7: the approval of an amendment to the Certificate to provide stockholders with the ability to call special meetings of stockholders (“Proposal 7”);
Proposal No. 8: the approval of an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Company’s Bylaws and certain provisions of the Certificate (“Proposal 8”);
Proposal No. 9: the approval of an amendment to the Certificate to provide for the exculpation of certain officers of the
Company to the fullest extent provided under Delaware law (“Proposal 9”);
Proposal No. 10: the approval of certain other Non-Substantive Amendments as set forth in the proposed amended and restated Certificate of Incorporation (the "Proposed Amended and Restated Certificate") (“Proposal 10”);
Proposal No. 11: the ratification of the selection, by the Audit Committee of our Board, of Deloitte & Touche LLP as the
Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025
(“Proposal 11”); and
Proposal No. 12: the non-binding advisory approval of the compensation of our named executive officers (“Proposal 12”).
In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
Q: How does the Board recommend I vote on the proposals?
The Board recommends that you vote:
•FOR each of the four director nominees in Proposal 1;
•FOR Proposal 2;
•FOR Proposal 3;
•FOR Proposal 4;
•FOR Proposal 5;
•FOR Proposal 6;
•FOR Proposal 7;
•FOR Proposal 8;
•FOR Proposal 9;
•FOR Proposal 10;
•FOR Proposal 11; and
•FOR Proposal 12.

2024 Proxy Statement 4

Q: Who can attend the Annual Meeting?
The Annual Meeting is being held as a virtual-only meeting. If you are a stockholder of record as of the Record Date, you may attend, vote, and ask questions virtually at the meeting by logging in at www.proxydocs.com/RYAN and registering by providing your control number.
If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank, or other nominee holder. You may not vote your shares at the Annual Meeting unless you receive a valid proxy from your brokerage, bank, or other nominee holder. You may attend and ask questions virtually at the meeting by logging in at www.proxydocs.com/RYAN and registering by providing your control number.
The control number is included in the notice or on your Proxy Card. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and to submit questions during the meeting and, if you are either the (i) record holder or (ii) a beneficial holder with a valid proxy, vote during the meeting. Please be sure to follow the instructions found on your Proxy Card and/or voting authorization form and subsequent instructions that will be delivered to you via email after you register.
If you have questions, you may type them into the dialog box provided at any point during the Annual Meeting (until the floor is closed to questions). Recording of the Annual Meeting will not be permitted.
Q: Why is the Annual Meeting virtual only?
Our Annual Meeting will be a virtual meeting format only in which stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholders’ attendance and participation at our Annual Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual Annual Meeting to provide stockholders the same rights and opportunities to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. A virtual meeting also provides an additional opportunity for stockholders to communicate with the Board by submitting questions before and during the meeting through the virtual meeting platform. A virtual meeting also eliminates many of the costs associated with hosting a physical meeting, which will benefit both our stockholders and the
Company.
Q: What are my voting options?
•For Proposal 1, you may either vote “For,” or choose that your vote be “Withheld” from, any of the nominees to the
Board.
•For Proposals 2 through 12, you may either vote “For” or “Against” the proposal or “Abstain” from voting.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof. The procedures for voting, depending on whether you are a stockholder of record or a beneficial owner, are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in any of the following manners:
•To personally vote during the Annual Meeting prior to the close of the polls, log into the virtual Annual Meeting and follow the instructions on how to vote at the Annual Meeting.
•To vote over the Internet prior to and during the Annual Meeting, follow the instructions provided on the Notice of
Internet Availability of Materials or on the Proxy Card that you request and receive by mail or e-mail. We provide
Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.
•To vote by telephone, call the toll-free number found on the Proxy Card you request and receive by mail or e-mail or the toll-free number that you can find on the website referred to on the Notice of Internet Availability of Materials.
•To vote by mail, complete, sign, and date the Proxy Card you request and receive by mail or e-mail and return it promptly. As long as your signed Proxy Card is received prior to the Annual Meeting, we will vote your shares as you direct.

2024 Proxy Statement 5

Regardless of whether you plan to attend the virtual Annual Meeting, we urge you to vote by proxy by mail, Internet, or telephone to ensure your vote is counted. Even if you have submitted your vote before the Annual Meeting, you may still attend the virtual Annual Meeting and vote during the Annual Meeting. In such case, your previously submitted vote will be disregarded.
Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization, rather than from us.
Simply complete and mail the voting instruction card to ensure that your vote is counted or follow the instructions to submit your vote by the Internet or telephone, if those instructions provide for Internet and telephone voting. To vote during the
Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.
Q: Who counts the votes?
Mediant, a BetaNXT Inc. business, has been engaged as our independent agent to tabulate stockholder votes, also known as the Inspector of Election. If you are a stockholder of record, and you choose to vote over the Internet prior to the Annual
Meeting or by telephone, Mediant will access and tabulate your vote electronically, and if you request and receive proxy materials via mail or e-mail and choose to sign and mail your Proxy Card, your executed Proxy Card is returned directly to
Mediant for tabulation. As noted above, if you hold your shares through a broker, bank, or other nominee, they (or its agent for tabulating votes of shares held in “street name”) return one Proxy Card to Mediant on behalf of all of its clients.
Q: How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Annual Meeting. For Proposal 1, the Inspector of
Election will separately count “For” and “Withheld” votes and broker non-votes for each nominee. For Proposals 2 through
12, the Inspector of Election will separately count “For” and “Against” votes, abstentions, and broker non-votes. If you do not give instructions to your broker, bank, or other nominee, they can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are ‘broker non-votes’”? and “Which ballot measures are considered ‘routine’ and ‘non-routine’”?
Q: What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name”, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other nominee holder can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-
routine” matters. In the event that a broker, bank, or other nominee holder indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a broker, bank, or other nominee, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals. Under the listing rules of the
New York Stock Exchange (“NYSE”), abstentions will be treated in accordance with our Bylaws and Delaware state law.
Q: Which ballot measures are considered “routine” or “non-routine”?
The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal 11) is considered routine under the NYSE rules. A broker, bank, or other nominee holder may generally vote on routine matters, and therefore, no broker non-votes are expected to exist in connection with
Proposal 11. The election of directors (Proposal 1), the governance proposals relating to proposed amendments to the
Certificate (Proposals 2 through 10), and the non-binding approval of the compensation of our named executive officers
(Proposal 12) are considered non-routine under the NYSE rules. A broker, bank, or other nominee cannot vote without instructions on non-routine matters, and therefore, there may be broker non-votes on Proposals 1 though 10 and on
Proposal 12.

2024 Proxy Statement 6

Q: How many votes are needed to approve each proposal?
With respect to Proposal 1, directors will be elected by a plurality of the votes cast of the shares present or represented by proxy at the virtual Annual Meeting and entitled to vote. This means that the four nominees receiving the highest number of votes at the virtual Annual Meeting will be elected, even if those votes do not constitute a majority of the votes cast.
“Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of nominees.
With respect to Proposals 2, 3, 6, 7, 9, and 10, the affirmative vote of the majority of the holders of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally thereon, voting together as a single class, is required for approval of the amendment to our Certificate to provide for these proposals. Votes to “Abstain” and broker non-
votes are treated as cast “Against” these proposals.
With respect to Proposals 4 and 8 the affirmative vote of sixty-six and two-thirds percent (66⅔%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally thereon, voting together as a single class, is required for approval of the amendment to our Certificate to provide for these proposals. Votes to “Abstain” and broker non-
votes are treated as cast “Against” these proposals.
With respect to Proposal 5, the affirmative vote of each of (i) the majority of the holders of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally thereon, voting together as a single class, and
(ii) the majority of the holders of the voting power of the outstanding shares of Class B common stock of the Corporation entitled to vote generally thereon are required for approval of this proposal. Votes to “Abstain” and broker non-votes are treated as cast “Against” this proposal.
With respect to Proposal 11, the affirmative vote of the majority of voting power of the capital stock present or represented by proxy at the virtual Annual Meeting and entitled to vote thereon is required for ratification. Votes to “Abstain” are treated as cast “Against” this proposal. We do not expect there to be any broker non-votes with respect to this proposal.
With respect to Proposal 12, the affirmative vote of the majority of voting power of the capital stock present or represented by proxy at the virtual Annual Meeting and entitled to vote thereon is required for approval. Votes to “Abstain” are treated as cast “Against” this proposal and broker non-votes will have no effect on the vote for this proposal.
Q: How many votes do I have?
On each matter to be voted upon, each share of Class A common stock that you own as of the Record Date has one vote and each share of Class B common stock that you own as of the Record Date has ten votes.
Q: What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card that does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the four nominees for director in Proposal 1 and “For” the approval or ratification, as applicable, of each of Proposals 2 through 12. If any other matter is properly presented at the Annual Meeting or any adjournment thereof, your proxy (one of the individuals named on your Proxy Card) is authorized to vote your shares using their best judgment.
Q: Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to those proxy materials received by mail or on the Internet, our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication.
Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
Q: What does it mean if I receive more than one Notice of Internet Availability of
Materials or more than one set of printed materials?
If you receive more than one Notice of Internet Availability of Materials or more than one set of printed materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must follow the instructions for voting on each Notice of Internet Availability of Materials or Proxy Card you receive via mail or e-mail upon your request, which include voting over the Internet, telephone or by signing and returning any of the Proxy
Cards you request and receive.

2024 Proxy Statement 7

Q: Can I change or revoke my proxy after submitting my proxy vote?
Yes, you can revoke your proxy vote at any time before the Annual Meeting by:
•submitting a new vote on the Internet or by telephone or submitting a properly completed Proxy Card with a later date; or
•sending a written notice that you are revoking your proxy, which is received prior to the Annual Meeting, to Ryan
Specialty’s Corporate Secretary at 155 North Wacker Drive, Suite 4000, Chicago, IL 60606.
If you are the record holder of your shares, you may also revoke your proxy vote by:
•attending the virtual Annual Meeting and personally voting during the Annual Meeting prior to the close of the polls.
Simply attending the virtual Annual Meeting without voting during the meeting will not, by itself, revoke your proxy.
Q: How will voting on any business not described in this Proxy Statement be conducted?
We are not aware of any business to be considered at the Annual Meeting other than the items described in this Proxy
Statement. If any other matter is properly presented at the Annual Meeting, your proxy will vote your shares using their best judgment.
Q: What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting of stockholders. A quorum will be present if the holders of a majority in voting power of the outstanding capital stock entitled to vote at the Annual Meeting are present in person
(including virtually) or are represented by proxy at the virtual Annual Meeting. On the Record Date, there were 126,422,600 shares of Class A common stock, with one vote each, and 135,959,086 shares of Class B common stock, with 10 votes each. Accordingly, shares representing 743,006,731 votes must be represented by stockholders present in person or by proxy at the virtual Annual Meeting to have a quorum.
If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the virtual Annual Meeting. If you are a beneficial owner of shares held in “street name,” your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Annual Meeting, even a proxy which result in a broker non-vote due to the absence of voting instructions from you. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, either the chairperson of the Annual Meeting or a majority in voting power of the voting stock present in person (including virtually) or represented by proxy at the Annual
Meeting and entitled to vote thereon, may adjourn the Annual Meeting to another time or place.
Q: How can I find out the results of the voting at the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. Final voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
Q: What is the deadline for submitting a stockholder proposal or director nomination for the 2026 Annual Meeting?
Stockholder proposals pursuant to SEC Rule 14a-8 for inclusion in our Proxy Statement and form of proxy for our 2026 annual meeting of stockholders, to be held in 2026, must be received by us at our principal executive offices at 155 North
Wacker Drive, Suite 4000, Chicago, IL 60606 no later than the close of business on December 18, 2025. Stockholders wishing to make a director nomination or bring a proposal before the annual meeting to be held in 2026 (but not include it in our proxy materials) must provide written notice of such proposal to the Corporate Secretary at our principal executive offices no later than the close of business on March 1, 2026, and not earlier than the close of business on January 30, 2026, assuming we do not change the date of the 2026 annual meeting of stockholders by more than 30 days before or after the anniversary of this Annual Meeting. If so, we will release an updated timeframe for stockholder proposals. Any stockholder proposal or director nomination must comply with the other provisions of our Bylaws and be submitted in writing to the
Corporate Secretary at our principal executive offices. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) no

2024 Proxy Statement 8

later than March 31, 2026, assuming we do not change the date of the 2026 annual meeting of stockholders by more than
30 days before or after the anniversary of this Annual Meeting. If so, we will release an updated timeframe for stockholder notices.

2024 Proxy Statement 9

BOARD OF DIRECTORS AND CORPORATE
GOVERNANCE
Our business and affairs are managed under the direction of our Board. Our current Amended and Restated Certificate of
Incorporation (the “Certificate”) provides that the authorized number of directors may be changed only by resolution of our
Board. Pursuant to our Certificate, our Board is currently classified into three classes, each comprising as nearly as possible one-third of the total number of directors, to serve three-year terms. At this Annual Meeting, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring. Separately, we are presenting a proposal to declassify the Board and phase-in annual director elections (Proposal 2). If Proposal 2 receives sufficient stockholder support, beginning with the 2026 annual meeting of stockholders, directors will be elected to one-year terms. Therefore, the full Board will stand for annual election starting at the 2028 annual meeting of stockholders. Directors elected at this Annual
Meeting will serve a three-year term regardless of the outcome of the vote with respect to Proposal 2.
Board Composition
Pursuant to the Company’s Certificate, the Board adopted resolutions to set the size of the Board at thirteen members. The
Board currently consists of thirteen members divided into three classes, two classes with four members and one class with five members. The members of the three classes are elected to serve for staggered terms of three years.
Director Nomination Agreement
In connection with the Company’s initial public offering in July of 2021 (the “IPO”), the Company entered into a Director
Nomination Agreement with Patrick G. Ryan, our founder, Chairman, and Chief Executive Officer and certain members of his family and various entities and trusts over which Patrick G. Ryan and his family exercise control (collectively, the “Ryan
Parties”) and Onex RSG Holdings LP, a Delaware limited partnership (“Onex”), an affiliate of Onex Corporation.
The Director Nomination Agreement currently provides the Ryan Parties the right to nominate certain members of our Board based on the number of shares of the Company’s common stock held by the Ryan Parties. The Director Nomination
Agreement provides the Ryan Parties the right to designate (in each instance, rounded up to the nearest whole number if necessary): (i) all of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, 50% or more of the total number of shares of our common stock beneficially owned by the Ryan Parties upon completion of the IPO, as adjusted for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or similar changes in our capitalization (the “Original Amount”); (ii) 50% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 40%, but less than 50% of the Original Amount; (iii) 40% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 30%, but less than 40% of the Original
Amount; (iv) 30% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 20%, but less than 30% of the Original Amount; and (v) 20% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 10%, but less than 20% of the Original Amount, which could result in representation on our Board that is disproportionate to the Ryan Parties’ beneficial ownership. Upon the death or disability of
Patrick G. Ryan, or at such time that he is no longer on the Board or actively involved in the operations of the Company, the
Ryan Parties will no longer hold the nomination rights specified in clauses (i) through (v) above; however, the Ryan Parties will have the right to designate one nominee for so long as the Ryan Parties control, in the aggregate, 10% or more of the
Original Amount. Onex’s right to designate one nominee for election to our Board fell away upon its sale of shares of our
Class A common stock in April 2023. See “Certain Relationships and Related Party Transactions — Director Nomination
Agreement” for more details with respect to the Director Nomination Agreement.
Classified Board
Our Certificate currently provides that our Board be divided into three classes of directors, with the classes as nearly equal in number as possible. Our Certificate also currently provides that our directors may be removed with or without cause by the affirmative vote of at least a majority of the voting power of our outstanding shares of common stock entitled to vote thereon, voting together as a single class, for so long as the Ryan Parties beneficially own 40% or more, in the aggregate, of the total number of shares of our common stock then outstanding. If the Ryan Parties’ aggregate beneficial ownership falls below 40% of the total number of shares of our common stock outstanding, then our directors may be removed only for cause upon the affirmative vote of at least 66 2/3% of the voting power of our outstanding shares of common stock entitled to vote thereon. The Board has approved, subject to stockholder approval, amending the Certificate to declassify the Board and to remove the springing supermajority voting standard with respect to the removal of directors. See “Proposal No. 2:
Amendment to the Certificate to Declassify the Board of Directors and Phase-in Annual Director Elections” and “Proposal
No. 4: Amendment to the Certificate to Eliminate the Springing Supermajority Voting Standard with Respect to the Removal of Directors from our Board” for more details with respect to the above proposed changes to our Certificate. If the

2024 Proxy Statement 10

stockholders approve the declassification of the Board, then current directors will continue to serve out the remainder of their term and at the end of such term will stand for reelection, if nominated by the Board, for a term of one year until such time as all directors are nominated for a term of one year.
The table below sets forth for each director nominee, and all continuing directors, their respective ages as of the Record
Date, the positions currently held with the Company (if any), the year each was first elected or appointed as a director of the
Company, the year their current term will expire, and their current class.

Nominee/Director Name	Age	Position	Director Since(1)	Current Term Expires	Director Class

Nomination for Class I Director
Henry S. Bienen	85	Director	2012	2025	I
Michael D. O’Halleran	74	Director	2018	2025	I
Timothy W. Turner	64	Chief Executive Officer and Director	2012	2025	I
Patrick G. Ryan, Jr.	57	Director	2024	2025	I
Continuing Directors
Patrick G. Ryan	87	Executive Chairman of the Board	2010	2027	III
David P. Bolger	67	Director	2012	2026	II
Michelle L. Collins	64	Director	2021	2027	III
Francesca Cornelli	62	Director	2023	2026	II
Nicholas D. Cortezi	58	Director	2021	2026	II
D. Cameron Findlay	65	Lead Director	2012	2027	III
Anthony J. Kuczinski	66	Director	2023	2026	II
Robert Le Blanc	58	Director	2018	2026	II
John W. Rogers, Jr.	66	Director	2014	2027	III
(1)For all directors other than Ms. Collins, Dr. Cornelli and Messrs. Cortezi, Kuczinski, and Ryan, Jr., this column reflects the date that the director joined the Board of Ryan Specialty, LLC prior to the Company’s IPO on July 21, 2021, when the Board of Ryan Specialty
Holdings, Inc. was formed.
Board Leadership and Structure
The following section describes our Board leadership structure, the reasons why the structure is in place at this time, the roles of various positions, and related key governance practices. We believe the mix of experienced independent and management directors that make up our Board, along with the independent role of our Lead Director and our independent board-committee composition, benefits us and our stockholders.
Director Independence; Board Mix
Our Board has an effective mix of independent and non-independent directors. It is composed of eight independent directors and five non-independent directors including our Executive Chairman, Patrick G. Ryan; our Chief Executive Officer, Timothy
W. Turner; the retired Chairman of Ryan Specialty Underwriting Managers, Nicholas D. Cortezi; the Executive Chairman of
Geneva Re, Michael D. O’Halleran, and Patrick G. Ryan, Jr. We believe each of our independent and non-independent directors adds value to our Board and benefits us and our stockholders.
The NYSE Listed Company Manual requires directors to satisfy certain criteria to be deemed “independent.” The Board applies these standards in determining whether any director has a material relationship with the Company that would impair their independence, as discussed below. As required by the NYSE Listed Company Manual, the Board considers all material relevant facts and circumstances known to it in making an independence determination, from the standpoints of both the director and persons or organizations with which the director has an affiliation.
Our Board has affirmatively determined that Drs. Bienen and Cornelli, Ms. Collins, and Messrs. Bolger, Findlay, Kuczinski,
Le Blanc, and Rogers meet the requirements to be independent directors. In making this determination, our Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that our Board deemed relevant in determining their independence, including beneficial ownership of our common stock. The NYSE does not take the position that ownership of equity in our Company by itself precludes the
Board’s finding of independence.

2024 Proxy Statement 11

Lead Director and Executive Session
Our Board designates one of our non-employee independent directors as Lead Director of our Board (the “Lead Director”).
Mr. D. Cameron Findlay has served in the position of Lead Director since February 2023. The Board believes that it is beneficial for us and our stockholders to have a Lead Director who serves a variety of roles, including presiding at the executive sessions of independent directors, and at all other meetings of the Board at which the chairperson of the Board is not present, and calling an executive session of independent directors at any time, consistent with our Corporate
Governance Guidelines.
Independent directors of the Board meet outside the presence of other directors in executive sessions, held in conjunction with our regular Board meetings four times a year, and our Lead Director presides at all such executive sessions.
Chairperson and CEO
With respect to the roles of chairperson and CEO, the Corporate Governance Guidelines provide that the roles may be separated or combined, and the Board will exercise its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Mr. Ryan, the founder of our Company, served as our chairperson and CEO from our IPO until October 1, 2024 and has been at the helm of our business since its formation in 2010. On October 1,
2024, Mr. Ryan became our Executive Chairman, retaining his position as Chairman of the Board, and Mr. Turner assumed the role of CEO, effectively separating the role of CEO and chairperson. The Board believes that separating the roles of chairperson and CEO, while maintaining the separate, independent role of our Lead Director, is currently the most effective leadership structure as it best utilizes the respective knowledge and experience of Mr. Ryan and Mr. Turner. Mr. Ryan has extensive knowledge and industry leading experience in the area of insurance as the founder of our Company and through his leadership at Aon Corporation. While Mr. Turner, as our current leader, has a strong understanding of our business and is highly in tune with the industry and current market dynamics along with day-to-day operations.
Self-Evaluation
Pursuant to its charter, our Compensation and Governance Committee developed and oversees a process for an annual evaluation of the Board, its committees, individual directors, and management. The Compensation and Governance
Committee completed the most recent annual evaluation in November of 2024.
As part of the annual Board self-evaluation, the Board evaluates whether the size, composition, and responsibilities of our
Board and its committees and our Corporate Governance Guidelines continue to be appropriate for us and our stockholders.
Our Corporate Governance Guidelines provide the flexibility for our Board to modify our leadership structure in the future as appropriate.
Meetings and Attendance
During 2024, our Board held four regularly scheduled meetings and two special meetings. Each director, other than Mr.
O’Halleran, attended at least 75% of the aggregate number of Board meetings and committee meetings of which such director is a member. Mr. O’Halleran was not able to attend the two special meetings of the Board. The Board expects, but does not require, directors to attend the annual meeting of stockholders. Each of our directors attended the 2024 annual meeting of stockholders.

2024 Proxy Statement 12

Board Committees
Our Board has a standing Audit Committee, Compensation and Governance Committee, and Executive Committee. The
composition, duties, and responsibilities of these committees are as set forth below. In the future, our Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.

Board Member	Audit Committee	Compensation and Governance Committee	Executive Committee

Patrick G. Ryan			Chair
Henry S. Bienen	X	X
David P. Bolger	Chair
Michelle L. Collins	X
Francesca Cornelli	X
Nicholas D. Cortezi			X
D. Cameron Findlay		Chair	X
Anthony J. Kuczinski	X	X
Robert Le Blanc		X
Michael D. O’Halleran
John W. Rogers, Jr.		X	X
Timothy W. Turner			X
Patrick G. Ryan, Jr.
Audit Committee
Our Audit Committee is composed of Dr. Bienen, Mr. Bolger, Ms. Collins, Dr. Cornelli and Mr. Kuczinski, with Mr. Bolger serving as chairperson of the committee. The Board has determined that all of the members of the Audit Committee are independent directors and meet the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of the NYSE. Our Board has determined that all members of our Audit Committee are “financially literate”
under the applicable listing standards of the NYSE and that Mr. Bolger is an “audit committee financial expert” within the meaning of SEC regulations and applicable listing standards of the NYSE. The Audit Committee held four regularly scheduled meetings in 2024. The Audit Committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the qualifications, performance, and independence of our independent registered public accounting firm, including an evaluation of the lead audit partner;
•pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•reviewing and discussing, on a periodic basis or as appropriate, with management, our policies, programs and controls with respect to risk assessment and risk management;
•reviewing and discussing with management procedures and internal controls relating to cybersecurity and the enterprise risk function;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•reviewing our Management’s Discussion and Analysis of Financial Condition and Results of Operations to be
included in our annual and quarterly reports to be filed with the SEC;
•reviewing and discussing with management our earnings releases;
•monitoring the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;
•monitoring and assessing the performance of the Company’s internal audit function and reviewing the scope and results of the internal audit;

2024 Proxy Statement 13

•reviewing management’s report on its assessment of the effectiveness of internal controls over financial reporting and any changes thereto;
•reviewing the adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures;
•establishing policies and procedures for the receipt, retention, follow-up, and resolution of accounting, internal controls or auditing matters, complaints, and concerns;
•recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•reviewing our compliance with legal and regulatory requirements as they relate to our financial statements, applicable laws and regulations, and climate disclosure obligations;
•preparing the Audit Committee report required by the rules of the SEC to be included in our annual Proxy
Statement;
•reviewing and assessing annually tax and treasury functions, including cash management processes;
•investigating any alleged breaches or violations of the Company’s Code of Ethics, and reporting to the Board periodically, with respect to ethics issues, complaints, and associated investigations;
•reviewing the Audit Committee charter and the committee’s performance at least annually; and
•reviewing all related party transactions for potential conflict of interest situations and disapproving, approving, or ratifying all such transactions.
Our Audit Committee charter is available on our website at www.ryanspecialty.com. To access the charter, go to our website, click on the “Investors” tab, and then click on “Governance/Governance Documents” to download or view the charter.
Compensation and Governance Committee
Our Compensation and Governance Committee is composed of Dr. Bienen, Mr. Findlay, Mr. Kuczinski, Mr. Le Blanc, and Mr.
Rogers, with Mr. Findlay serving as chairperson of the committee. The Board has determined that all the members of the
Compensation and Governance Committee are independent directors and meet the independence requirements of the applicable listing standards of the NYSE. The Compensation and Governance Committee held five regularly scheduled meetings in 2024. The Compensation and Governance Committee’s responsibilities include:
•recommending to our Board best practices relative to corporate governance principles;
•developing and recommending to our Board, and reviewing periodically, our set of corporate governance guidelines;
•reviewing and discussing with management the Company’s Environmental, Social and Governance strategy, initiatives, and policies;
•reviewing and recommending to our Board the functions, duties, and compositions of our Board committees;
•developing and recommending to our Board criteria for Board and committee membership;
•identifying and recommending to our Board the persons to be nominated for election as directors and appointed to each of our Board’s committees;
•assisting our Board with orientation and continuing education of directors;
•overseeing the annual evaluations of our Board and our Board committees;
•establishing and overseeing the Company’s succession, leadership, and talent development planning and process;
•reviewing and approving periodically a group of peer companies against which to benchmark the compensation of the Company’s executive officers;
•reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive
Officer;
•evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and determining and approving the compensation of our Chief Executive Officer;
•reviewing and approving the compensation of our other executive officers;
•appointing, compensating, and overseeing the work of any compensation consultant, legal counsel, or other advisors retained by the Compensation and Governance Committee;

2024 Proxy Statement 14

•conducting the independence assessment outlined in the NYSE’s rules with respect to any compensation consultant, legal counsel, or other advisor retained by the Compensation and Governance Committee;
•reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking;
•reviewing the Company’s human capital programs, policies, and practices to determine their effectiveness;
•reviewing and reassessing the adequacy of the committee charter in its compliance with the listing standards of the
NYSE;
•reviewing and establishing our overall management compensation philosophy and policies;
•overseeing our compensation and benefits programs and policies, including any equity incentive plans;
•reviewing and making recommendations to our Board with respect to director compensation;
•reviewing and discussing with management the Company’s corporate governance practices to be included in our annual Proxy Statement or Annual Report on Form 10-K; and
•reviewing and discussing with management the Compensation Discussion and Analysis to be included in our annual Proxy Statement or Annual Report on Form 10-K.
Our Compensation and Governance Committee charter is available on our website at www.ryanspecialty.com. To access the charter, go to our website, click on the “Investors” tab, and then click on “Governance/Governance Documents” to download or view the charter.
Executive Committee
Our Executive Committee is composed of Mr. Cortezi, Mr. Findlay, Mr. Rogers, Mr. Ryan, and Mr. Turner, with Mr. Ryan serving as chairperson of the committee. During intervals between meetings of the Board, the Executive Committee has and may exercise the power and authority of the Board in directing the management of the business and affairs of the Company, including but not limited to the power and authority to declare dividends, except as may be limited by applicable law, our
Certificate, Bylaws, or by resolution of the Board.
Risk Oversight
The Board is responsible for reviewing the major risks facing the Company and helping develop and oversee strategies to address these risks. The Board has delegated to the Audit Committee the role of overseeing our enterprise risk assessment and risk management policies. Pursuant to its charter, our Audit Committee is responsible for reviewing and discussing with management our enterprise risk management framework. Taking into consideration the allocation of responsibility for risk oversight to the other committees of the Board, the Audit Committee is responsible for reviewing and discussing with management, on a periodic basis or as appropriate, the risks faced by us and policies, guidelines, and processes by which management assesses and manages our risks, including our major financial risk exposures and the steps management has taken to monitor and control such exposures.
The Audit Committee is also responsible for reviewing and discussing with management the Company’s procedures and internal controls relating to cybersecurity. The Board and Audit Committee set the tone at the top by providing oversight and establishing expectations for the overall effectiveness and efficiency of the information security program.
Pursuant to its charter, the Compensation and Governance Committee is responsible for reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking, analyzing the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk. For more information, please see “Executive Compensation: Compensation Discussion and Analysis
— Compensation Decision Process and Methodology.”
Stockholder Nominations and Recommendations for Director Nominees
The Compensation and Governance Committee will consider stockholder nominations for membership on the Board that conform to the requirements of our Bylaws. For the 2026 annual meeting, nominations may be submitted to Ryan Specialty
Holdings, Inc., 155 North Wacker Drive, Suite 4000, Chicago, IL 60606, Attn: Corporate Secretary, and such nominations will then be forwarded to the chairperson of the Compensation and Governance Committee. Nominations must be in writing, and we must receive the nomination no later than March 1, 2026, and not earlier than January 30, 2026, assuming we do not change the date of the 2026 annual meeting of the stockholders by more than 30 days before or after the anniversary of this
Annual Meeting. Nominations must also satisfy certain other procedural requirements as specified in our Bylaws.

2024 Proxy Statement 15

When filling a vacancy on the Board, the Compensation and Governance Committee identifies the desired skills and experience of a new director and nominates individuals who it believes can strengthen the Board’s capabilities and further diversify the collective experience represented by the then-current directors. The Compensation and Governance
Committee may engage third parties to assist in the search and provide recommendations. Also, directors are generally asked to recommend candidates for the position. The Compensation and Governance Committee will consider candidates recommended by a stockholder provided the stockholder notifies the committee in writing to Ryan Specialty Holdings, Inc.,
155 North Wacker Drive, Suite 4000, Chicago, IL 60606, Attn: Corporate Secretary, and such recommendation will then be forwarded to the chairperson of the Compensation and Governance Committee. The candidates are then evaluated based on the process outlined in our Corporate Governance Guidelines and the Compensation and Governance Committee
charter. The same process is used for all candidates, including candidates recommended by stockholders.
Compensation Committee Interlocks and Insider Participation
Patrick G. Ryan, our CEO, serves as a member of the Board and as a member of the compensation committee of Geneva
Re, a joint venture. The Executive Chairman of Geneva Re, Michael D. O’Halleran, serves on our Board. For more information relating to Geneva Re, please see the section entitled “Certain Relationships and Related Party Transactions —
Related Party Transactions — Ryan Investment Holdings, Geneva Re and Ryan Re.”
Board Skills Matrix
Each director possesses certain personal qualities and attributes that we believe are essential for the proper functioning of the Board to fulfill its duties to our stockholders. The following matrix provides information regarding each nominee for election as a director and each continuing director, including certain types of experiences and skills that the Board has determined are important. The matrix does not encompass all the experiences and skills of our directors, and the fact that a particular experience or skill is not listed does not mean that a director does not possess it. In addition, the director biographies below include a non-exhaustive list of other key experiences and qualifications that further qualify the individual to serve on our Board. These collective qualities, skills, experiences, and attributes are essential to our Board’s ability to exercise its oversight function for us and our stockholders and guide our long-term sustainable, dependable performance.

Director Name	Leadership Experience	Financial or Accounting Acumen	Enterprise Risk Management	Industry Experience	Operational Experience	Public Company Experience	Cyber- security

Patrick G. Ryan	✓	✓		✓	✓	✓
Henry S. Bienen	✓	✓	✓		✓	✓	✓
David P. Bolger	✓	✓	✓	✓	✓	✓
Michelle L. Collins	✓	✓			✓	✓
Francesca Cornelli	✓	✓		✓		✓
Nicholas D. Cortezi	✓			✓	✓	✓
D. Cameron Findlay	✓		✓	✓	✓	✓	✓
Anthony J. Kuczinski	✓	✓	✓	✓	✓	✓	✓
Robert Le Blanc	✓	✓	✓	✓	✓	✓
Michael D. O’Halleran	✓	✓		✓	✓	✓
John W. Rogers, Jr.	✓				✓	✓
Timothy W. Turner	✓			✓	✓	✓
Patrick G. Ryan, Jr.	✓	✓			✓	✓
Governance Policies
Corporate Governance Guidelines
We have adopted a set of Corporate Governance Guidelines, which are available on our website at www.ryanspecialty.com.
To access the Corporate Governance Guidelines, go to our website, click on the “Investors” tab and then click on
“Governance/Governance Documents” to download or view the Corporate Governance Guidelines.

2024 Proxy Statement 16

Code of Conduct
We have adopted a Code of Conduct that applies to all of our employees, contractors, officers, and directors, including those officers responsible for financial reporting. The Code of Conduct is available on our website at www.ryanspecialty.com. To access our Code of Conduct, go to our website, click on the “Investors” tab and then click on “Governance/Governance
Documents” to download or view the code.
We intend to disclose any amendments to the code, or any waivers of its requirements, on our website. Since our IPO, we have not amended the code or waived any of its provisions.
Insider Trading Policies
We have adopted an Insider Trading Policy governing all transactions in our securities, including our ordinary shares, options to purchase our ordinary shares, or any other type of securities that we may issue, including (but not limited to)
preferred stock, convertible debentures, and warrants, as well as derivative securities that are not issued by us, such as exchange-traded put or call options or swaps relating to our securities. Our Insider Trading Policy applies to our directors, officers, employees and those of our subsidiaries, as well as other persons as we may determine, such as contractors or consultants. A person covered by our Insider Trading Policy is prohibited from engaging in transactions of our securities while aware of material nonpublic information, recommending the purchase or sale of any of our securities, and disclosing such information to persons outside of the Company or whose jobs do not require them to have that information. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing rules. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Anti-Hedging and Anti-Pledging Policies
The Company prohibits directors and employees from pledging any Company shares and prohibits directors and employees from engaging in hedging transactions with respect to ownership in the Company’s securities except as explicitly approved in accordance with our Insider Trading Policy.
Clawback Policy
The Company has adopted a Clawback Policy that complies with Section 10D of the Exchange Act and the listing standards of the NYSE. The Clawback Policy applies to the Company’s current and former executive officers subject to Section 16 of the Exchange Act (“Section 16 Officers”). Under this policy, the Company must recover erroneously awarded incentive compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period, subject to limited impracticability exceptions, in the event the Company is required to prepare an accounting restatement. The Clawback
Policy requires recovery of erroneously awarded incentive compensation regardless of whether a Section 16 Officer engaged in any misconduct or is otherwise at fault.
Our Culture
The Company is committed to building, growing, and sustaining a diverse workforce, reflective of society throughout the entirety of the organization. Our values reflect an inclusive culture of meritocracy and equality, where every employee is recognized and assessed based on their performance and contributions. We strive to protect the invaluable attributes of meritocracy in our culture, and are committed to purposefully reinforcing and refining our culture, through DEI initiatives
(defined as Diversity, Equality & Inclusion) and otherwise, so that our Company, and our industry, can reap the vast benefits of diversity. Our values set the foundation for a workplace where people can be their best self and do their best work; but more importantly, we harness our differences and similarities to better serve our clients, trading partners, workforce, and communities.

2024 Proxy Statement 17

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board has nominated Henry S, Bienen, Michael D. O’Halleran, Timothy W. Turner, and Patrick G. Ryan, Jr. for election as Class I directors at the Annual Meeting to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified. Dr. Bienen and Messrs. O’Halleran, Turner, and Ryan, Jr. have each consented to be named in this Proxy Statement and indicated their willingness to serve if elected.
Nomination of Directors
The Compensation and Governance Committee of our Board identifies, evaluates, and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Compensation and Governance Committee considers the qualifications of each potential nominee with the qualification standards set forth in its committee charter and in our Corporate Governance Guidelines. Specifically, the Compensation and Governance Committee considers, among other things, (i) each potential nominee’s past attendance and performance at Board meetings and committee meetings, if applicable, (ii) the nominee’s ability to represent all stockholders without a conflict of interest, (iii) the nominee’s ability to work in and promote a productive environment, (iv) whether the nominee has sufficient time and willingness to fulfill the substantial duties and responsibilities of a director, (v) whether the nominee has demonstrated the high level of character, ethics, and integrity expected by the Company, (vi) whether the nominee possesses the broad professional and leadership experience and skills necessary to effectively respond to the complex issues encountered by a publicly-traded company, (vii)
the nominee’s ability to apply sound and independent business judgment, and (viii) the viewpoint and background of the nominee. The Board membership criteria are set forth in our Corporate Governance Guidelines and Compensation and
Governance Committee charter, copies of which are available under the tabs “Investors > Governance > Governance
Documents” on our website at www.ryanspecialty.com. After reviewing the qualifications of potential Board candidates, the
Compensation and Governance Committee presents its recommendations to the Board, which selects the final director nominees.
The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the
Annual Meeting. The Compensation and Governance Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Compensation and Governance Committee for consideration for election at a future annual meeting of stockholders must provide the Compensation and Governance
Committee with notice of the nomination and certain information regarding the candidate as described in our Bylaws and within the time periods set forth under the caption “Proposals of Stockholders and Communications with our Board.”
Pursuant to our Corporate Governance Guidelines, the Company endeavors to have a Board consisting of directors who possess the highest personal and professional ethics, integrity and values and who are committed to representing the long-
term interests of the Company and its stockholders.
Nominees and Incumbent Directors
The Compensation and Governance Committee has recommended, and the Board has nominated, Dr. Bienen and Messrs.
O’Halleran, Turner, and Ryan, Jr. for election as Class I directors at the Annual Meeting to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified.

2024 Proxy Statement 18

Class I Directors: Nominees
HENRY S. BIENEN, PH.D
Henry S. Bienen has served on our Board since 2012 and is a member of both the Audit
Committee and the Compensation and Governance Committee. Dr. Bienen served as
Northwestern University’s president from 1995 through 2009 and currently serves as president emeritus of Northwestern University. He was the James S. McDonnell
Distinguished University Professor and Dean of the Woodrow Wilson School of Public
and International Affairs at Princeton University prior to his appointment at Northwestern.
Dr. Bienen is Emeritus Trustee of the Chicago Council on Global Affairs. Additionally, Dr.
Bienen is on the boards of directors of Hedge Fund Guided Portfolio Solutions and
Grosvenor Multi Strategy Funds, chairs the Advisory Committee of The Vistria Group’s
Education Investments, is on the board of directors for Rasmussen University, for which he served in the past as Chairman of the Board, and is a lifetime member of the board of
MetroSquash, an urban squash and education program in Chicago. Furthermore, Dr.
Bienen is a member of the board of the Lucas Museum of Narrative Art and was the chairman of the board of the Crown
Center on Middle East Studies at Brandeis University. Dr. Bienen is also a consultant for Academic Partnerships, an online project manager for regional public universities. Dr. Bienen served on the board of the Council on Foreign Relations from
2001 to 2011 and Bear Stearns Companies, Inc. from 2004 to 2008. He earned a Bachelor of Arts from Cornell University with honors, as well as a Master of Political Science and a PhD in Political Science from the University of Chicago. We believe Dr. Bienen is qualified to serve on our Board due to his extensive experience as a director on the boards of other for-
profit companies.

MICHAEL D. O’HALLERAN
Michael D. O’Halleran has served on our Board since 2018. Mr. O’Halleran has been
Executive Chairman of Geneva Re Ltd. since 2019 and previously served as a senior advisor at Ryan Specialty. Mr. O’Halleran was the founder, and for twenty-four years served as Executive Chairman, of Aon Re, a reinsurance brokerage and capital advisory firm. Additionally, Mr. O’Halleran was previously President and COO of Aon Corporation from 1999 to 2005. He also served on the following boards of directors: NuVasive, Inc.,
CareFusion, Inc., Cardinal Health, Inc., and Allegiance Corp. Mr. O’Halleran earned his
Bachelor of Science from the University of Wisconsin - Whitewater. We believe Mr.
O’Halleran is qualified to serve on our Board due to his extensive insurance industry experience.

TIMOTHY W. TURNER
Timothy W. Turner became our Chief Executive Officer on October 1, 2024. Prior to that, he served as our President from March 2021 until October 1, 2024 and as the Chairman and CEO of RT Specialty from RT’s founding in 2010 until October 1, 2024. Mr. Turner has been a member of our Board of Directors since 2012 and is a member of the
Executive Committee. Prior to co-founding RT Specialty, Mr. Turner was with CRC
Insurance Services, Inc. (“CRC”) for 10 years and was President of CRC at the time of his departure. Prior to CRC, Mr. Turner worked for the Crump Group and was named
President of its Chicago Office. Mr. Turner began his insurance career as a casualty broker with A.J. Renner & Associates in 1987. He has received a number of awards, and in 2020, one of the insurance industry’s most respected media outlets, the Insurance
Insider, named Mr. Turner the Distribution Leader of the Year, honoring him as the year's most influential and outstanding individual in insurance distribution. In 2019, Mr. Turner received the prestigious Insurance Industry "Good Scout" Award from the Boy Scouts of America, Greater New York
Councils. Additionally, Mr. Turner received the 2021 Spirit of Life Award from the City of Hope, National Insurance Industry
Counsel. Before joining the insurance industry, Mr. Turner graduated from the Detroit Police Academy, served on the Wayne
County SWAT Team, and was an undercover narcotics officer with the Narcotics Cocaine Task Force with the Michigan State
Police. Mr. Turner earned a Bachelor of Science in Criminal Justice from Madonna University. We believe that Mr. Turner’s extensive and industry-leading experience in the area of insurance and his insight into our business as our President and the Chairman and CEO of RT Specialty qualifies him to serve on our Board.

2024 Proxy Statement 19

PATRICK G. RYAN, JR.
Patrick G. Ryan, Jr. has served on our Board since January of 2024 and is a technology entrepreneur and investor. He is the Founder and CEO of Incisent Labs Group, a holding company and incubator for creating new technology companies. Mr. Ryan also founded two high growth software as a service (SaaS) companies, each of which was ranked by
Inc. Magazine as one of the four fastest growing software companies in the United
States and cofounded venture capital firm Chicago Ventures. Mr. Ryan served on the board of directors of Penske Corporation, a $50 billion diversified transportation services company, for 25 years. He is a Trustee of Northwestern University and serves on its executive committee. He earned a Bachelor of Arts from Georgetown University and a
Master of Business Administration from Northwestern University’s Kellogg School, as well as a Juris Doctorate cum laude from Northwestern School of Law. We believe Mr.
Ryan is qualified to serve on our Board due to his experience as a founder of two successful technology companies and his financial experience as a CEO.

Class II Directors: Continuing in Office Until 2026
DAVID P. BOLGER
David P. Bolger has served on our Board since 2012 and is the chairperson of the Audit
Committee. Mr. Bolger served as Chief Operating Officer of Chicago 2016, the effort to bring the 2016 Olympic and Paralympic Games to Chicago. From 2004 to 2019, Mr.
Bolger served on the board of directors of MB Financial, Inc. From 2003 to 2008, he served as Executive Vice President and Chief Financial Officer of Aon Corporation. Prior
to joining Aon, Mr. Bolger served in multiple executive positions at Bank One Corporation and its predecessor companies. He earned a Bachelor of Science in Accounting and
Finance from Marquette University and a Master of Management from Northwestern
University Kellogg School of Management. We believe Mr. Bolger is qualified to serve on our Board due to his extensive insurance industry, accounting, and finance experience.

FRANCESCA CORNELLI
Francesca Cornelli has served as a member of our Board since July 2023 and is a member of the Audit Committee. Dr. Cornelli is the dean of Northwestern University’s
Kellogg School of Management, a position she has held since August of 2019. She is also a professor of finance and holds the Donald P. Jacobs Chair in Finance. Prior to that, she was a professor of finance and deputy dean at London Business School from
1994 to 2019. Dr. Cornelli’s research interests include corporate governance, private equity, privatization, bankruptcy, IPOs, and innovation policy. She has been an editor of the Review of Financial Studies and previously served on the board of editors of the
Review of Economic Studies and as an associate editor at the Journal of Finance. She is a research fellow at the Center for Economic and Policy Research, and previously served as a director of the American Finance Association. Dr. Cornelli has previously taught at the Wharton School of the University of Pennsylvania, the Fuqua School of Business at
Duke University, The London School of Economics, the Indian School of Business in Hyderabad and the New Economic
School in Moscow. Dr. Cornelli currently serves as a member of the board of directors of GCM Grosvenor Inc., a public company, engaged in global alternative asset management. She has also served as an independent board member of several global corporations, including GCP Capital Partners Limited, an investment company, from 2023 to 2024, which was recently acquired, Banca Intesa San Paolo from 2016 to 2019, Telecom Italia from 2014 to 2018, American Finance
Association from 2013 to 2016, and Swiss Re International and Swiss Re Holdings from 2013 to 2019. In January 2016, she helped create and became a board member of AFFECT, a committee of the American Finance Association designed to promote the advancement of women academics in the field of finance. We believe Dr. Cornelli is well qualified to serve on our Board due to her experience as an academic in finance and governance, and her experience on boards of directors of other for-profit companies.

2024 Proxy Statement 20

NICHOLAS D. CORTEZI
Nicholas D. Cortezi has served on our Board since our IPO in July 2021 and is a member of the Executive Committee. He served as the Chairman of Ryan Specialty Underwriting
Managers from September 2020 through June 2023. In 1987, Mr. Cortezi joined All
Risks, Ltd. (“All Risks”) and was promoted to CEO in 1999, which he served as until its acquisition by Ryan Specialty in September 2020. Mr. Cortezi has served on the boards of the Independent Insurance Agents of Baltimore, Independent Insurance Agents of
Maryland, the National Association of Surplus Lines Offices (“NAPSLO”) (now known as the Wholesale & Specialty Insurance Association (“WSIA”)) and was President of
NAPSLO between 2002 and 2003. Mr. Cortezi earned a Bachelor of Arts in International
Relations and a Masters in International Public Policy from Johns Hopkins University. We believe that Mr. Cortezi’s extensive and industry-leading experience in the area of insurance and his insight into our business as prior Chairman of Ryan Specialty
Underwriting Managers qualifies him to serve on our Board.

ANTHONY J. KUCZINSKI
Anthony J. Kuczinski has served on our Board since October 2023 and is a member of both the Audit Committee and the Compensation and Governance Committee. Mr.
Kuczinski was the President and Chief Executive Officer of Munich Reinsurance US
Holdings from 2008 through 2023. Prior to that, he held numerous senior roles with
Munich Re starting in 1989. Prior to Munich Re, Mr. Kuczinski was Chief Operating
Officer of NY Marine and General Insurance Company (NYM), a publicly traded insurance group now part of Pro-Sight Insurance Group, and he worked in the audit practice for the public accounting firm of Coopers & Lybrand (now PwC). He currently serves as executive advisor to the Munich Re Board of Management for Munich
Reinsurance US Holding, the North American property and casualty operations of Munich
Re. Mr. Kuczinski is a director of Skyward Specialty Insurance Group and Hagerty, Inc.
and also serves on the Penn Medicine Healthcare System (Penn Medicine) board and on its executive committee. He is also a board member and executive committee chair for Penn Medicine Princeton Health, a subsidiary of Penn Medicine. Mr. Kuczinski holds a Bachelor of Arts in Public Accounting from Pace University, Magna Cum
Laude, and holds a Certificate in Advanced Executive Education from the Wharton School. Mr. Kuczinski is a Certified Public
Accountant and a Chartered Property Casualty Underwriter. We believe Mr. Kuczinski is well qualified to serve on our Board due to his extensive insurance industry and financial experience.

ROBERT (BOBBY) LE BLANC
Robert (Bobby) Le Blanc has served on our Board since 2018 and is a member of the
Compensation and Governance Committee. Mr. Le Blanc joined Onex Corporation in
1999 and currently serves as its Chief Executive Officer. Prior to joining Onex, Mr. Le
Blanc worked for Berkshire Hathaway and General Electric. He earned his Bachelor of
Science from Bucknell University and his Master of Business Administration from New
York University. We believe Mr. Le Blanc is qualified to serve on our Board due to his extensive insurance and finance industry experience.

2024 Proxy Statement 21

Class III Directors: Continuing in Office Until 2027
PATRICK G. RYAN
Patrick G. Ryan is a widely respected entrepreneur and global insurance leader who founded Ryan Specialty in 2010. Mr. Ryan became our Executive Chairman on October
1, 2024. Prior to that, he served as the Chairman and Chief Executive Officer of Ryan
Specialty since its inception. Mr. Ryan is also a member and the chairperson of the
Executive Committee. Prior to launching Ryan Specialty, Mr. Ryan founded Aon
Corporation and served as its Chairman and/or CEO for 41 years. At the time of Mr.
Ryan’s retirement, Aon had more than 500 offices in 120 countries, generating revenues then in excess of $7 billion. Mr. Ryan has received a number of accolades throughout his career. In 1987, Mr. Ryan received the esteemed Horatio Alger Award, which honors those who are dedicated to the principles of integrity, hard work, perseverance, and compassion for others. In 2008, Mr. Ryan was inducted into the American Academy of
Arts and Sciences, one of the nation’s oldest and most prestigious honorary societies and independent research centers, founded in 1780. Also in 2008, he was elected to the International Insurance Society Hall of Fame and received the Ernst and Young Entrepreneur of the Year Lifetime Achievement Award. He was named by
Brigham Young University International Executive of the Year for Corporate Integrity. Other career tributes include the
College of Insurance’s Insurance Leader of the Year and the Insurance Federation of New York’s Free Enterprise Award.
Most recently, in July 2019, Mr. Ryan was inducted into the Automotive Hall of Fame for his contribution to the Finance and
Insurance Specialists sector of the automotive industry. Mr. Ryan has been a member of Northwestern University’s board of trustees for 42 years, 14 years of which he served as Chairman. Mr. Ryan served on the boards of directors of 1st National
Bank of Chicago and its successors and the Tribune Company. Mr. Ryan earned a Bachelor of Business Administration from
Northwestern in 1959 and, in 2009, Northwestern awarded Mr. Ryan a Doctor of Humane Letters degree. Also in 2009, Mr.
Ryan was inducted into the Northwestern Athletic Hall of Fame. Four years later, in 2013, Mr. Ryan received the
Northwestern Alumni Association Medal of Honor. This award is the highest award granted by the Northwestern Alumni
Association to an alumnus who combines superior professional distinction and/or exemplary volunteer service to society, with an outstanding record of service to Northwestern. Mr. Ryan also served as Chairman of Chicago 2016, the effort to bring the 2016 Olympic and Paralympic Games to Chicago. We believe that Mr. Ryan’s extensive and industry-leading experience in the area of insurance, his experience as the founder, Chairman and CEO of Aon, and his insight into our business as our Founder and Chief Executive Officer qualifies him to serve on our Board.

MICHELLE L. COLLINS
Michelle L. Collins has served on our Board since our IPO in July 2021 and is a member of the Audit Committee. Since 2007, she has served as the president of Cambium LLC, a consulting firm. Ms. Collins was co-founder of Svoboda Capital Partners, LLC and served as Managing Director from 1998 to 2006. Prior to that, Ms. Collins was a principal in the
Corporate Finance Department at William Blair & Company, LLC. Since 2014, Ms.
Collins has served on the board of Ulta Beauty, Inc. She has also served on the boards of Canadian Imperial Bank of Commerce (“CIBC”) and CIBC Bancorp USA/CIBC Bank
U.S. since 2017. Previously, she was a member of the mutual fund boards of Columbia
Acorn and Wanger Advisors Trusts and the boards of directors of the following public and private companies: PrivateBankcorp, Inc., Integrys Energy Group, Inc., Molex, Inc.,
Bucyrus International, CDW Corporation, Coldwater Creek, Inc., McWhorter
Technologies, Inc., and Health Care Service Corporation, a mutual reserve company.
She earned a Bachelor of Arts from Yale University and a Master of Business Administration from Harvard Business School.
We believe Ms. Collins is qualified to serve on our Board due to her extensive finance industry experience and experience as a director on the boards of other for-profit companies.

2024 Proxy Statement 22

D. CAMERON FINDLAY
D. Cameron Findlay has served on our Board since 2012 and is the chairperson of the
Compensation and Governance Committee, a member of the Executive Committee, and our Lead Director. From 2013 until his retirement in 2023, Mr. Findlay was the Senior
Vice President, General Counsel, and Secretary of Archer Daniels Midland Company.
From 2009 to 2013, he was Senior Vice President and General Counsel of Medtronic,
Inc., and from 2003 to 2009 he served as Executive Vice President and General Counsel of Aon Corporation. He earned his B.A. from Northwestern University, his Master of Arts
(Oxon.) from Oxford University, and his Juris Doctor from Harvard Law School. We believe Mr. Findlay is qualified to serve on our Board due to his expertise in legal, compliance, and government regulatory matters and his extensive insurance industry experience.

JOHN W. ROGERS, JR.
John W. Rogers, Jr., has served on our Board since 2014 and is a member of both the
Compensation and Governance Committee and the Executive Committee. He is the
Founder, Chairman, Co-CEO (since 2019; from 1983-2019 he served as Chief Executive
Officer), and Chief Investment Officer of Ariel Investments. Mr. Rogers is a member of the mutual fund board of Ariel Investments Trust, serves as vice chair of the board of trustees of the University of Chicago, and as a member of the boards of directors of
NIKE, Inc. and The New York Times Company. From 2000 to 2019, he served on the board of directors of Exelon Corp. and from 2003 to 2023 he served on the board of directors of McDonalds Corporation. Following the election of President Barack Obama,
Mr. Rogers served as co-chair for the Presidential Inaugural Committee 2009, and in
2016 he joined the Barack Obama Foundation’s board of directors. He earned his
Bachelor of Arts from Princeton University and in 2008 was awarded Princeton
University's highest honor, the Woodrow Wilson Award, presented each year to the alumnus or alumna whose career embodies a commitment to national service. We believe Mr. Rogers is qualified to serve on our Board due to his extensive finance industry experience and experience as a director on the boards of other for-profit companies.

Vote Required
The four nominees who receive the greatest number of affirmative votes cast will be elected as Class I directors to hold office until the 2028 annual meeting of stockholders and until their successors are elected and qualified, unless they resign, or their seats become vacant due to removal or death. Abstentions and broker non-votes will not affect the election of directors.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy Card or, if no direction is given, then FOR the election of each of the nominees named in this Proxy Statement.

The Board recommends a vote “FOR” each of the four Class I director nominees identified above.

2024 Proxy Statement 23

DIRECTOR COMPENSATION
The following table presents the total compensation for each person who served as a non-employee director on our Board during 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity or non-equity awards, or pay any other compensation to any of the non-employee directors on the Board. Patrick
G. Ryan and Timothy W. Turner, each of whom are employed by the Company, did not receive any additional compensation for their service on the Board. Robert Le Blanc has agreed to forgo any cash or equity compensation for his service on the
Board. Michael D. O’Halleran is eligible to receive the annual equity grant in accordance with the Company’s Non-Employee
Director Compensation Policy, discussed below, but does not receive any additional cash payments for his service to the
Board in light of his role as Executive Chairman of Geneva Re.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Henry S. Bienen	100,000	122,500	222,500
David P. Bolger	125,000	122,500	247,500
Michelle L. Collins	100,000	122,500	222,500
Francesca Cornelli (2)	100,000	112,717	212,717
Nicholas D. Cortezi (3)	100,000	132,390	232,390
D. Cameron Findlay	145,000	122,500	267,500
Anthony J. Kuczinski (4)	100,000	83,043	183,043
Robert Le Blanc	—	—	—
Michael D. O’Halleran	—	122,500	122,500
John W. Rogers, Jr.	100,000	122,500	222,500
Patrick G. Ryan, Jr. (5)	100,000	62,500	162,500
(1)On April 30, 2024, each of the non-employee directors who were serving at that time, other than Dr. Cornelli and Messrs. Cortezi,
Kuczinski, Le Blanc, and Ryan, Jr., received a grant of 2,496 Restricted Stock Units (“RSUs”), rounded down to the nearest whole share, with a grant date fair value of approximately $122,500, as compensation for their full year of service to the Company ending at the 2024 annual meeting of stockholders. RSUs were fully vested as of the grant date and each RSU represents a right to receive one fully vested share of Class A common stock within 30 days of grant (or, if elected by the director, upon the earlier of the director’s “separation from service” or a “change in control,” each as defined in the applicable award agreement).
(2)Dr. Cornelli began her service to the Board on July 31, 2023 and her equity compensation for the third quarter of 2023 was prorated for the days that she served resulting in the issuance of 2,297 RSUs, rounded down to the nearest whole share, with a grant date fair value of approximately $112,717, as compensation for her time on the Board from her start date through the 2024 annual meeting of stockholders.
(3)Mr. Cortezi retired from his position as the Chief Executive Officer of Ryan Specialty Underwriting Managers on May 31, 2023. Upon
his retirement he became a non-employee director and was eligible for compensation under the Company’s Non-Employee Director
Compensation Policy. Since he served as a director for 30 days during the second quarter of 2023, for which he did not receive equity compensation at the 2023 annual meeting of stockholders, his equity compensation for 2024 was increased to compensate him for his contributions to the Board during the second quarter of 2023. As a result, Mr. Cortezi was issued 2,697 RSUs, rounded down to the nearest whole share, with a grant date fair value of approximately $132,390, as compensation for his time on the Board from June 1, 2023 through the 2024 annual meeting of stockholders.
(4)Mr. Kuczinski began his service on the Board on October 30, 2023 and his equity compensation for the fourth quarter of 2023 was prorated for the days that he served, resulting in the issuance of 1,692 RSUs, rounded down to the nearest whole share, with a grant date fair value of approximately $83,043, as compensation for his time on the Board from his start date through the 2024 annual meeting of stockholders.
(5)Mr. Ryan, Jr. began his service on the Board on January 1, 2024 and therefor received equity compensation for the first and second quarters of 2024, resulting in the issuance of 1,273 RSUs, rounded down to the nearest whole share, with a grant date fair value of approximately $62,500, as compensation for his time on the Board from his start date through the 2024 annual meeting of stockholders.
In October 2023, after a detailed review of director compensation provided by our peers, the Board amended the Non-
Employee Director Compensation Policy to provide its members the following compensation to be effective January 1, 2024:
(i) an annual cash retainer of $100,000, (ii) an annual grant of equity with a grant date fair value of $125,000, (iii) an annual fee for the Chair of the Audit Committee of $25,000, (iv) an annual fee for the Chair of the Compensation and Governance
Committee of $20,000, and (v) an annual fee for the Lead Director of the Board of $25,000. Other than the chairperson of the respective Board committees, no participating committee members receive additional compensation for their participation on such committees.

2024 Proxy Statement 24

Mr. O’Halleran will continue to forgo any cash compensation as a director and Mr. Le Blanc will continue to forgo any cash or equity compensation for his service as a director for the reasons stated above. The annual cash retainer, as well as the Lead
Director fee and committee chairperson fee, are all paid quarterly.
Our Non-Employee Director Compensation Policy provides that each of our non-employee directors will receive an annual grant of equity. With the exception of Mr. Le Blanc, who has elected not to receive any compensation for his service on the
Board, we make an annual equity grant to our non-employee directors each year on the date of the Company’s annual meeting of stockholders. The grants are compensation for a year of service comprising the third and fourth quarters of the prior year and the first and second quarters of the current year. Should any director not serve for the full year covered by the grant (from annual meeting to annual meeting), the grant will be prorated. Each director that served for the entire year through the 2024 annual meeting of stockholders received a grant of equity on April 30, 2024 in the form of RSUs with a grant date fair value equal to approximately $122,500, rounded down to the nearest whole share (which reflects two quarters prorated at $120,000 and two quarters prorated at $125,000). The RSUs were fully vested as of the grant date and each represents a right to receive one fully vested share of Class A common stock within 30 days of grant (or, at the election of the director, upon the earlier of the director’s “separation from service” or a “change in control,” each as defined in the applicable award agreement).
In October 2024, after a detailed review of director compensation provided by our peers, the Board amended the Non-
Employee Director Compensation Policy to increase (i) the annual cash retainer from $100,000 to $120,000, (ii) the annual grant of equity from a grant date fair value of $125,000 to $200,000, (iii) the annual fee for the Chair of the Audit Committee from $25,000 to $35,000, (iv) the annual fee for the Chair of the Compensation and Governance Committee from $20,000 to
$25,000, and (v) the annual fee for the Lead Director of the Board from $25,000 to $35,000. All increases became effective on January 1, 2025.
Stock Ownership Guidelines
The Company has non-employee director stock ownership guidelines, under which the Company’s non-employee directors are expected to accumulate Company stock with a value equivalent to five times their annual cash retainer, within five years of the adoption of the requirement or within five years of a director joining the Board. If a non-employee director does not hold sufficient shares of the Company’s stock to meet the guideline requirements, they will then be required to hold 100% of their current Company stock plus any future grants until they have met the requirement.
The guidelines were adopted on April, 21, 2021, such that each non-employee director serving at that time has until April 21,
2026 to meet the guidelines. The table below sets forth the date by which each of our current non-employee directors is required to meet the guidelines.

Director Name	Date Compliance is Required

Henry S. Bienen	April 21, 2026
David P. Bolger	April 21, 2026
Michelle L. Collins	July 21, 2026
Francesca Cornelli	July 31, 2028
Nicholas D. Cortezi (1)	June 1, 2028
D. Cameron Findlay	April 21, 2026
Anthony J. Kuczinski	October 30, 2028
Robert Le Blanc	April 21, 2026
Michael D. O’Halleran	April 21, 2026
John W. Rogers, Jr.	April 21, 2026
Patrick G. Ryan, Jr.	January 1, 2029
(1)Mr. Cortezi, who has been a director since the IPO, became a non-employee director on June 1, 2023 upon his retirement from his position as Chief Executive Officer of Ryan Specialty Underwriting Managers.
Accordingly, all of our directors are currently in compliance with the guidelines.

2024 Proxy Statement 25

EXECUTIVE OFFICERS
Below is a list of the names, ages as of the Record Date, positions, and brief accounts of the business experience of our current Executive Officers.

Name	Age	Position

Patrick G. Ryan	87	Executive Chairman of the Board of Directors
Timothy W. Turner	64	Chief Executive Officer and Director
Jeremiah R. Bickham	39	President
Michael L. Conklin	56	Executive Vice President and Chief Human Resources Officer
Janice M. Hamilton	43	Chief Financial Officer
Mark S. Katz	56	Executive Vice President, General Counsel, and Corporate Secretary
Brendan M. Mulshine	59	Executive Vice President and Chief Revenue Officer
Benjamin M. Wuller	49	CEO Ryan Specialty Underwriting Managers
Patrick G. Ryan — See biography under “Proposal No. 1 Election of Directors — Class III Directors: Continuing in Office
Until 2027.”
Timothy W. Turner — See biography under “Proposal No. 1 Election of Directors – Class I Directors: Nominees.”
Jeremiah R. Bickham has served as our President since October 2024. Prior to that and since our IPO in 2021, Mr.
Bickham was Ryan Specialty’s Chief Financial Officer. Prior to our IPO, Mr. Bickham served as Treasurer and Head of
Corporate Development. Mr. Bickham joined the firm in 2011. Prior to joining Ryan Specialty, he worked at KPMG, LLP as a research analyst in their Department of Professional Practice (DPP) in New York, New York and later worked for the audit practice in Dallas, Texas. Mr. Bickham holds a Masters of Business Administration from the Kellogg School of Management at Northwestern University. Additionally, he earned a Master of Professional Accounting (MPA) and a Bachelor of Business
Administration (BBA) from the University of Texas at Austin.
Michael L. Conklin has served as our Executive Vice President and Chief Human Resource Officer since August 2023.
From July 2020 through August 2023, Mr. Conklin served as the Executive Vice President and Chief Human Resource
Officer for WSFS Financial Corporation. From 2013 to 2020, Mr. Conklin served in numerous HR Leadership roles at US
Bank, supporting strategy and corporate affairs, communications, marketing, HR, consumer and business banking, legal and global payments. In Mr. Conklin’s last assignment at US Bank, he served as Senior Vice President for Global Human
Resources, Global Payment Services and Strategy & Corporate Affairs. Mr. Conklin has served on several nonprofit boards, including most recently the Community Education Building Board of Directors, chairing the Human Resources and
Leadership Committee, as well as serving as a board advisor to Drexel University’s Solutions Institute. Mr. Conklin served in the Marine Corps Reserve and is a veteran of the Gulf War. He holds an M.B.A. from Regis University with a concentration on general management and a Bachelor of Science in Political Science and Psychology from Augsburg University.
Janice M. Hamilton has served as our Chief Financial Officer since October 2024. From March 2021 to October 2024, she served as Ryan Specialty’s Chief Accounting Officer. Prior to that, Ms. Hamilton served as our Controller from May 2018 to
March 2021. Prior to joining Ryan Specialty, Ms. Hamilton was based in London serving as the CFO for AmTrust
International, the non-US and Lloyds operations of AmTrust Financial Services Inc. Prior to her role with AmTrust, Ms.
Hamilton held positions as CFO of ANV Holdings BV, which was acquired by Am Trust, and prior to that was the Controller and then Finance Director for Jubilee Group Holdings, a prior subsidiary of Ryan Specialty. Ms. Hamilton began her career with EY in Chicago, Illinois providing audit services to insurance sector companies such as Aon Corporation. Ms. Hamilton received her Bachelor of Science in Finance from Miami University in Ohio and her Masters of Science in Accounting at the
University of Virginia. She is a licensed CPA in the State of Illinois.
Mark S. Katz has served as our Executive Vice President, General Counsel, and Corporate Secretary since March 2020, after first joining Ryan Specialty in 2019 as Counsel for Insurance Services. Prior to joining Ryan Specialty, Mr. Katz practiced law with boutique Manhattan-based insurance litigation firm Mound Cotton Wollan & Greengrass LLP from 1993 through 2018, litigating complex insurance coverage disputes throughout the United States. He was a partner with the firm from 2002 through 2018 and served as the firm’s Administrative Partner and on its hiring and compensation committees for numerous years. Mr. Katz earned his Bachelor of Arts from Syracuse University, Maxwell School of Citizenship and Public
Affairs in 1990 and his Juris Doctor from Hofstra University School of Law in 1993, where he was an editor of the Hofstra
Law Review.

2024 Proxy Statement 26

Brendan M. Mulshine has served as our Executive Vice President and Chief Revenue Officer since 2020 and previously served as our Executive Vice President and Managing Director from 2012 through 2020. From 1995 to 2012, Mr. Mulshine held various leadership positions at Aon Re, working with domestic and global insurance company clients on their reinsurance capital needs. Mr. Mulshine began his career practicing law in New York City. He earned a Bachelor of Arts from
Yale College, a Juris Doctor from the University of Notre Dame School of Law, and a Master of Business Administration from
Northwestern University’s Kellogg School of Management.
Benjamin M. Wuller has served as the CEO of Ryan Specialty Underwriting Managers (“RSUM”) since October 2021 and concurrently served as RSUM’s President from March 2021 to February 2025. Prior to that, he served as Executive Vice
President of RSUM from October 2020 to March 2021 and its Chief Operating Officer from June 2015 to October 2020. Mr.
Wuller joined Ryan Specialty in 2010, originally as Treasurer, leading capital activity and executing Ryan Specialty’s M&A strategy across the specialty industry. Prior to joining Ryan Specialty, Mr. Wuller severed in various positions for Aon
Corporation over a ten-year period in corporate finance, financial risk management, and derivatives trading culminating as
Assistant Treasurer – Investments & Corporate Development. Mr. Wuller received his Bachelor of Architecture at the
University of Kansas and his Master of Business Administration at the University of Chicago, Graduate School of Business.
Family Relationships
There are no family relationship between any of our directors or executive officers, except as described below:
•Brendan M. Mulshine’s spouse is the niece of Patrick G. Ryan and a cousin of Patrick G. Ryan, Jr.
•Patrick G. Ryan, Jr., a director, is the son of Patrick G. Ryan.

2024 Proxy Statement 27

PROPOSED CERTIFICATE AMENDMENTS
The Board, upon advice and recommendation from the Compensation and Governance Committee, reviews the corporate governance practices and standards under which the Company operates and assesses trends, stockholder input, and best practices on a regular basis. After careful consideration of our current governance structure, our Board has determined to recommend a number of amendments to our Certificate, each of which requires stockholder approval. In making these recommendations, our Board reviewed, considered, and discussed current corporate governance trends, communications from our stockholders, and best practices followed by other public companies perceived to be market leaders in the area of corporate governance and supported by institutional and retail investors.
The text of all the amendments is contained in our proposed amended and restated Certificate of Incorporation (the
“Proposed Amended and Restated Certificate”), which is set forth in its entirety in Appendix A to this Proxy Statement. If all of the proposed amendments to our Certificate are approved by our stockholders (see “Proposals 2 - Proposals 10”) at the
Annual Meeting, we will file a current report on Form 8-K disclosing the Proposed Amended and Restated Certificate promptly following the Annual Meeting. If fewer than all the proposed amendments are approved by our stockholders at the
Annual Meeting, we will file a revised amended and restated Certificate that includes only those amendments that are approved by our stockholders, see “– Partial Stockholder Approval of Recommended Certificate Amendments.”
Partial Stockholder Approval of Recommended Certificate Amendments
We are submitting, and the Board unanimously recommends that you vote “FOR,” nine separate proposals to amend our
Certificate (the “Proposed Certificate Amendments”): Proposal 2 - the approval of an amendment to the Certificate to declassify our Board and phase-in annual director elections; Proposal 3 - the approval of an amendment to the Certificate to implement a majority voting standard in uncontested director elections; Proposal 4 - the approval of an amendment to the
Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board;
Proposal 5 - the approval of an amendment to the Certificate to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the Class B common stock to the Class A common stock will sunset; Proposal 6 - the approval of an amendment to the Certificate to provide stockholders with the ability to take action by written consent;
Proposal 7 - the approval of an amendment to the Certificate to provide stockholders with the ability to call special meetings of stockholders; Proposal 8 - the approval of an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Company’s Bylaws and certain provisions of the Certificate; Proposal 9 - the approval of an amendment to the Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law; and Proposal 10 - the approval of certain other Non-Substantive Amendments as set forth in the Proposed Amended and Restated Certificate. If all nine Board-recommended proposals to amend our Certificate are approved by our stockholders, all of the changes contained in the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A will be made. However, approval of each Board-recommended proposal to amend our Certificate is not contingent on approval of the other proposals, and if only some, but not all, of the Board-recommended proposals to amend our Certificate are approved by our stockholders, amendments to our Certificate contained in Appendix
A will be made as follows:
•Amendments to Article Five, Sections 4, 5, and 6 will be made as set forth in Appendix A if Proposal 2 is approved by our stockholders;
•Amendments to Article Five, Section 3 will be made as set forth in Appendix A if Proposal 3 is approved by our stockholders;
•Amendments to Article Five, Section 6 will be made as set forth in Appendix A if Proposal 4 is approved by our stockholders;
•Amendments to Article Four, Section 3(a)(ii) will be made as set forth in Appendix A if Proposal 5 is approved by our stockholders;
•Amendments to Article Seven, Section 1 will be made as set forth in Appendix A if Proposal 6 is approved by our stockholders;
•Amendments to Article Seven, Section 2 will be made as set forth in Appendix A if Proposal 7 is approved by our stockholders;
•Amendments to Article Ten, Sections 1 and 2 will be made as set forth in Appendix A if Proposal 8 is approved by our stockholders;
•Amendments to Article Six, Sections 1(a) and 1(b) will be made as set forth in Appendix A if Proposal 9 is approved by our stockholders; and
•All other amendments set forth in Appendix A will be made if Proposal 10 is approved by our stockholders.

2024 Proxy Statement 28

PROPOSAL NO. 2: AMENDMENT TO THE CERTIFICATE
TO DECLASSIFY THE BOARD OF DIRECTORS AND
PHASE-IN ANNUAL DIRECTOR ELECTIONS
Our Certificate currently provides that the Board is divided into three classes, each comprising as nearly as possible one-
third of the total number of directors, with members of each class serving for staggered three-year terms. After considering the advantages and disadvantages of the classification of the Board, on April 3, 2025 the Board unanimously approved and declared advisable, and hereby recommends that stockholders approve, an amendment to our Certificate to eliminate the classified board structure and provide for phase-in annual election of directors.
Pursuant to the amendment to eliminate the classified board structure and provide for the phase-in of annual director elections, the annual election of directors would be phased in as follows: (i) at this Annual Meeting, stockholders will have the opportunity to vote on the proposed amendment to our Certificate that would implement phased-in declassification, with the Board recommending and soliciting in favor of the passage of such amendment, (ii) if the amendment is approved at this
Annual Meeting, then the directors to be elected at the 2026 annual meeting of our stockholders and thereafter will be elected to one-year terms expiring at the subsequent annual meeting of our stockholders following their election, and (iii)
directors who were elected at this Annual Meeting, would serve out their full three-year terms expiring at the 2028 annual meeting of stockholders. As a result, beginning with the election of directors at the 2028 annual meeting of stockholders, all directors will be elected for one-year terms and the classification of the Board will cease.
As part of our continuous evaluation of corporate governance practices and standards, our Board regularly reviews our governing documents and considers possible optimizations. While we believe our current governance structure has served our stockholders well during a sustained period of growth, our Board has decided that it is in the best interests of the
Company and our stockholders to transition to a declassified Board to more closely align with best practices followed by other public companies perceived to be market leaders in the area of corporate governance and supported by institutional and retail investors. For the reasons discussed above, the Board believes it is in the best interests of the Company and our stockholders to recommend the amendment to eliminate the classified board structure and provide for the phase-in of annual director elections.
The amendment to eliminate the classified board structure and provide for phase-in annual election of directors also provides that any director appointed to fill a vacancy prior to the 2028 annual meeting of stockholders will hold office for the remaining term of the director being replaced and any director appointed to fill a vacancy that resulted from an increase in the size of the Board prior to the 2028 annual meeting of stockholders will be elected to serve the remainder of the term of the class to which they were appointed.
Under the General Corporation Law of the State of Delaware, directors of companies that have a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise, while directors of companies that do not have a classified board may be removed with or without cause but only by a vote of the majority of the shares then entitled to vote at an election of directors. Therefore, if the proposed amendment is adopted, our Certificate will also be amended to provide that, prior to the 2028 annual meeting of stockholders, directors may be removed only for cause, and beginning with the 2028 annual meeting of stockholders (that is, when the Board is no longer classified), a director may be removed from office with or with or without cause by the affirmative vote of holders of at least a majority of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in an election of directors, voting together as a single class. See Proposal 4 for more information.
The description of the proposed amendment to eliminate the classified board structure and provide for the phase-in of annual director elections above is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the amendment included in Appendix A to this Proxy Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 2 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”
Vote Required
The affirmative vote of the majority of the holders of the voting power of the outstanding shares of capital stock of the
Company entitled to vote generally thereon, voting together as a single class, is required for approval of the amendment to our Certificate to declassify our Board and phase-in annual director elections. Votes to “Abstain” and broker non-votes are treated as cast “Against” this proposal.

2024 Proxy Statement 29

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate to declassify our Board and phase-in annual director elections.

The Board recommends a vote “FOR” the amendment to our Certificate to declassify our Board and phase-in annual director elections.

2024 Proxy Statement 30

PROPOSAL NO. 3: AMENDMENT TO THE CERTIFICATE
TO IMPLEMENT A MAJORITY VOTING STANDARD IN
UNCONTESTED DIRECTOR ELECTIONS
Our Certificate currently provides for the election of directors by a plurality of votes cast. Under this standard, the nominees who receive the highest number of “For” votes cast are elected as directors, up to the maximum number of directors to be elected, regardless of the number of “Withhold” votes received. As a result, under a plurality voting standard in an uncontested election, it is possible that a nominee might be elected or reelected so long as a single vote is cast in favor of his or her election. The General Corporation Law of the State of Delaware provides for plurality voting as the default voting standard, providing that, unless otherwise addressed in a company’s certificate of incorporation or bylaws, directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting.
After considering the advantages and disadvantages, on April 3, 2025, the Board unanimously approved and declared advisable, and hereby recommends that stockholders approve an amendment to our Certificate to implement, a majority voting standard in uncontested elections of directors. The proposed amendment would provide that, in an uncontested election of directors, a director nominee would be elected only if the director nominee receives a majority of the votes cast in favor of such nominee’s election, meaning that, the number of shares voted “For” the director nominee must exceed the number of shares voted “Against” the director nominee. Abstentions and broker non-votes would not be counted as votes cast for or against a nominee. If, however, the Secretary of the Company  were to determine that an election of directors is
“contested,” a plurality voting standard would apply and the director nominees receiving the greatest number of votes would be elected. Under the Proposed Amended and Restated Certificate, a “contested” election would be an election in which the number of director nominees exceeds the number of directors to be elected.
The Board believes that the adoption of a majority voting standard in uncontested director elections will give our stockholders a greater voice in determining the composition of our Board. In addition, the proposed majority voting standard is consistent with the belief of the Board that it is accountable to the interests of a majority of our stockholders. Our Board believes that requiring directors to be elected by a majority of votes cast in uncontested elections both aids in ensuring that only director nominees with broad acceptability among our voting stockholders will be elected and enhances the accountability of each elected director to our stockholders. The Board also concluded that such an approach to director elections is currently viewed as a “best practice” by other public companies perceived to be market leaders in the area of corporate governance and institutional and retail investors. For these reasons the Board has decided that it is in the best interests of the Company and our stockholders to recommend the adoption of the amendment to our Certificate to implement a majority voting standard in uncontested director elections.
The Board also believes that a plurality voting standard should continue to apply in circumstances in which the number of director nominees exceeds the number of directors to be elected (i.e., a “contested election”). If a majority voting standard is used in that circumstance, it is possible that not all of the director positions up for election would be filled, since it is possible that no director nominee would receive a majority of the votes cast in his or her election.
Certain conforming amendments will be made to our Bylaws (which do not require stockholder approval), contingent upon the effectiveness of this proposed amendment to the Certificate. These amendments will include the adoption of a market standard director resignation policy with respect to director nominees who do not receive a majority of the votes cast in favor of such nominee’s election in an uncontested election, and will permit the Board to accept or reject such director’s resignation after taking into account any factors or information the Board believes are appropriate and relevant. In accordance with the amendments to the Bylaws, the Board will publicly disclose its decision regarding a director resignation and, if such resignation is rejected, the rationale for its decision within 90 days following certification of the election results. If the amendment to the Certificate recommended in this Proposal 3 is approved, the Board may adopt additional conforming changes to the Bylaws, with such changes as the Board may approve consistent with the Proposed Amended and Restated
Certificate.
The description of the proposed amendment to implement a majority voting standard in uncontested elections above is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the proposed amendment included in Appendix A to this Proxy Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 3 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”

2024 Proxy Statement 31

Vote Required
The affirmative vote of the majority of the holders of the voting power of the outstanding shares of capital stock of the
Company entitled to vote thereon, voting together as a single class, is required for approval of the amendment to our
Certificate to implement a majority voting standard in uncontested director elections. Votes to “Abstain” and broker non-votes are treated as cast “Against” this proposal.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate to implement a majority voting standard in uncontested director elections.

The Board recommends a vote “FOR” the amendment to our Certificate to implement a majority voting standard in uncontested director elections.

2024 Proxy Statement 32

PROPOSAL NO. 4: AMENDMENT TO THE CERTIFICATE
TO ELIMINATE THE SPRINGING SUPERMAJORITY
VOTING STANDARD WITH RESPECT TO THE REMOVAL
OF A DIRECTOR FROM OUR BOARD
Our Certificate currently provides that prior to the “Trigger Date” (defined below) a director may be removed with or without cause upon the affirmative vote of a majority of the voting power of the then outstanding shares of our capital stock entitled to vote generally in an election of directors, voting together as a single class (the “Voting Stock”). The “Trigger Date” is the date on which the Ryan Parties (defined below) cease to beneficially own and control at least forty percent (40%) of the outstanding shares of Voting Stock. On and after the Trigger Date, a director may only be removed for cause and only upon the affirmative vote of sixty-six and two-thirds percent (66⅔%) of the voting power of the then outstanding shares of Voting
Stock. The Trigger Date has not occurred and, as such, the supermajority voting standard is not currently in effect  The
“Ryan Parties” consist of Patrick G. Ryan, certain members of his family and various entities, trusts and accounts over which
Mr. Ryan exercises control, individually or collectively with members of his family or others, or over which certain members of his family exercise control.
After considering the advantages and disadvantages, on April 3, 2025, the Board unanimously approved and declared advisable, and hereby recommends that the stockholders approve, an amendment to our Certificate to eliminate the springing supermajority voting standard to remove a director from out Board that would have otherwise gone into effect upon the Trigger Date, thereby providing stockholders the power to remove directors, with or without cause, by the affirmative vote of a majority of the then outstanding shares of Voting Stock regardless of the number of shares of capital stock beneficially owned by the Ryan Parties. However, as explained in Proposal 2, under the General Corporation Law of the State of
Delaware, directors of companies that have a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise, while directors of companies that do not have a classified board may be removed with or without cause but only by a vote of the majority of the shares then entitled to vote at an election of directors. Therefore, even though the elimination of the springing supermajority voting standard to remove directors would be effective promptly after this proposal is approved, our Proposed Amended and Restated Certificate will provide that, prior to the 2028 annual meeting of stockholders, directors may be removed only for cause, and beginning with the 2028 annual meeting of stockholders (that is, when the Board is no longer classified), a director may be removed with or without cause.
Supermajority voting standard requirements are intended to, among other things, facilitate corporate governance stability and protect the Company’s stockholders against potentially self-interested actions of short-term investors by requiring broad stockholder consensus to make certain fundamental changes to corporate governance. While the Board recognizes these protections are important, the Board also notes that many stockholders now view these provisions as limiting a board’s accountability to stockholders and the ability of stockholders to participate in corporate governance. After considering stockholder input and the arguments in favor of and against this springing supermajority voting standard requirement, the
Board concluded that stockholders should be afforded the opportunity to vote on the amendment to eliminate the springing supermajority voting standard to remove directors. For these reasons, the Board has decided that it is in the best interests of the Company and our stockholders to recommend the adoption of the amendment to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board.
The description of the proposed amendment to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the proposed amendment included in Appendix A to this Proxy Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 4 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”
Vote Required
The affirmative vote of holders of at least sixty-six and two-thirds percent (66⅔%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally thereon, voting together as a single class, is required for approval of the amendment to our Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board. Votes to “Abstain” and broker non-votes are treated as cast “Against” this proposal.

2024 Proxy Statement 33

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board.

The Board recommends a vote “FOR” the amendment to our Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board.

2024 Proxy Statement 34

PROPOSAL NO. 5: AMENDMENT TO THE CERTIFICATE
TO PROVIDE A SPECIFIC OUTSIDE DATE TO SUNSET
THE HIGH VOTE OF OUR CLASS B COMMON STOCK
Our Certificate currently provides for a dual-class structure in which shares of our Class B common stock have ten votes per share without a time-based sunset provision, while shares of our Class A common stock have one vote per share. The Ryan
Parties owned 82.4% of the shares of Class B common stock, as of March 31, 2025, and the remainder of the shares of
Class B common stock are held by certain executive officers, directors, and other current and past employees of our
Company. As a result of the ownership of shares of Class B common stock entitled to ten votes per share, Patrick G. Ryan, our founder and Executive Chairman (who controls the vote of the Ryan Parties), through the Ryan Parties’ ownership of both Class A common stock and Class B common stock, controls a majority of the voting power of all of our outstanding capital stock (76.5% as of March 31, 2025), see “Security Ownership of Certain Beneficial Owners and Management.” As
such, Mr. Ryan is able to control matters submitted to our stockholders for approval, including the election of directors and amendments of our organizational documents.
Our current Certificate provides for the ten-to-one voting rights of the shares of Class B common stock (the “High-Low Vote”)
to sunset and convert to one-vote-per share “on the first to occur of (i) twelve (12) months following the date of the death or disability of Patrick G. Ryan or (ii) upon the first trading day on or after such date as the outstanding shares of Class B
Common Stock represent less than ten percent (10%) of the then-outstanding Class A Common Stock and Class B
Common Stock, which, in either instance, may be extended to eighteen (18) months upon affirmative approval of a majority of the independent directors of the Board.” When the High-Low Vote sunsets, each share of Class B common stock will be entitled to one vote per share and will remain outstanding in respect of the Company’s “Up-C” organizational structure.
After considering the advantages and disadvantages, on April 3, 2025, the Board unanimously approved and declared advisable, and hereby recommends that stockholders approve, an amendment to our Certificate to add to the provision of our Certificate governing the sunset of the High-Low Vote, a specific outside date, September 30, 2029, by which the High-
Low Vote must sunset, in addition to other triggers governing the sunset described above. This outside date corresponds to the last day of the quarter, eight years after the date of the closing of our IPO. Under this amendment, the High-Low Vote would sunset “on the date that is the earliest of (i) twelve (12) months following the date of the death or disability of Patrick
G. Ryan, (ii) upon the first trading day on or after such date as the outstanding shares of Class B Common Stock represent less than ten percent (10%) of the then-outstanding Class A Common Stock and Class B Common Stock, which, in either instance, may be extended to eighteen (18) months upon affirmative approval of a majority of the independent directors of the Board, or (iii) September 30, 2029.”
Our Board believes it is important to approve this amendment to provide for a specific outside date to sunset the High-Low
Vote of the Class B common stock to create alignment between economic interests and voting rights, reduce the concentration of voting power, and incentivize stockholders to vote. By having a definitive outside date providing for High-
Low Vote of reasonable duration, we are attempting to further align our governance structure with best practices followed by other public companies perceived to be market leaders in the area of corporate governance and supported by institutional investors. In light of the foregoing, the Board believes it is in the best interests of the Company and its stockholders to approve this amendment to provide for a specific outside date by which the High-Low Vote of the Class B common stock will sunset.
The description of the proposed amendment to provide for a specific outside date by which the High-Low Vote will sunset is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the proposed amendment included in Appendix A to this Proxy Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 5 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”
Vote Required
The affirmative vote of each of (i) the majority of the holders of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally thereon, voting together as a single class, and (ii) the majority of the holders of the voting power of the outstanding shares of Class B common stock entitled to vote generally thereon, is required for approval of the amendment to our Certificate to provide for a specific outside date to sunset the high vote of the Class B common stock. Votes to “Abstain” and broker non-votes are treated as cast “Against” this proposal.

2024 Proxy Statement 35

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate to provide for a specific outside date by which the High-
Low Vote of the Class B common stock will sunset.

The Board recommends a vote “FOR” the amendment to our Certificate to provided for a specific outside date by which the High-Low Vote of the Class B common stock will sunset.

2024 Proxy Statement 36

PROPOSAL NO. 6: AMENDMENT TO THE CERTIFICATE
TO PROVIDE STOCKHOLDERS WITH THE ABILITY TO
TAKE ACTION BY WRITTEN CONSENT
Our Certificate currently provides that prior to the “Stockholders Consent Trigger Date” (as defined below), the holders of outstanding capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares of the Company’s capital stock entitled to vote thereon were present in person or by proxy and voted, may take action by written consent. The “Stockholders Consent Trigger Date” is the date on which the Ryan Parties (as previously defined) cease to beneficially own at least forty percent (40%) of the voting power of the then outstanding Voting Stock. From and after a Stockholder Consent Trigger Date, any action required or permitted to be taken by the Company’s stockholders at an annual or a special meeting of stockholders may be taken only at a duly called annual or special meeting of the Company’s stockholders.  The Stockholder Trigger Date has not yet occurred and, as such, the limitation requiring shareholder action only at a duly called annual or special meeting is not currently in effect.
After considering the advantages and disadvantages, on April 3, 2025, our Board unanimously approved and declared advisable, and hereby recommends that stockholders approve, an amendment to our Certificate to eliminate the removal of the right of stockholders to take action by written consent once the Stockholders Consent Trigger Date has occurred, thereby allowing stockholders the ability to continue to act by written consent regardless of the number of shares beneficially owned by the Ryan Parties.
The Board considered that precluding stockholders to act by written consent generally is intended to promote corporate stability by requiring stockholder action to occur at a duly called and convened stockholder meeting. Limitations prohibiting stockholder action by written consent may provide anti-takeover protection to the Company. However, many stockholders and commentators view prohibitions against stockholder action by written consent as conflicting with principles of good corporate governance, as stockholders are precluded from fully exercising their voting rights due to the need to convene at an annual or special meeting to effect change.
The Board concluded that the benefits of precluding stockholder action by written consent upon the occurrence of a
Stockholder Consent Trigger Date were outweighed by the Board’s belief that removing this springing inability is a meaningful step towards achieving our goal of further aligning our corporate governance policies with best practices followed by other public companies perceived to be market leaders in the area of corporate governance and supported by institutional and retail investors, thereby enhancing the ability of our stockholders to participate in the affairs of the Company. For the reasons described above, our Board believes that the amendment to provide stockholders with the ability to take action by written consent is advisable and in the best interests of the Company and its stockholders.
The description of the proposed amendment to provide stockholders with the ability to take action by written consent above is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the proposed amendment included in Appendix A to this Proxy Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 6 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”
Vote Required
The affirmative vote of the majority of the holders of the voting power of the outstanding shares of capital stock of the
Company entitled to vote generally thereon, voting together as a single class, is required for approval of the amendment to our Certificate to provide stockholders with the ability to take action by written consent. Votes to “Abstain” and broker non-
votes are treated as cast “Against” this proposal.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate to provide stockholders with the ability to take action by written consent.

The Board recommends a vote “FOR” the amendment to our Certificate to provide stockholders with the ability to take action by written consent.

2024 Proxy Statement 37

PROPOSAL NO. 7: AMENDMENT TO THE CERTIFICATE
TO PROVIDE STOCKHOLDERS WITH THE ABILITY TO
CALL SPECIAL MEETINGS OF STOCKHOLDERS
Our Certificate currently provides that prior to the Stockholder Consent Trigger Date (as previously defined), the Chairman of the Board may call a special meeting of stockholders at the written request of Patrick G. Ryan or another authorized representative of the Ryan Parties, but does not currently permit other stockholders to call a special meeting of stockholders.
After considering the advantages and disadvantages, on April 3, 2025, our Board unanimously approved and declared advisable, and hereby recommends that stockholders approve, an amendment to our Certificate to provide the right to call a special meeting of stockholders to any stockholders collectively holding at least 20% of the issued and outstanding shares of
Voting Stock entitled to vote on the matter or matters to be brought before the proposed special meeting, voting together as a single class (the “Requisite Percent”), provided that in order to meet the Requisite Percent, as a condition to such right, such stockholders shall have held continuously for one (1) year as of the date of the request an aggregate “net long position” (as defined in Rule 14e-4 under the Exchange Act) of such shares and continue to own the Requisite Percent at all times between such date and the date of the applicable meeting of stockholders and follow the procedures otherwise contained in the Bylaws. This amendment to our Certificate also removes the ability of the Ryan Parties to call a special meeting unless they meet the Requisite Percent and comply with the other requirements set forth in the Proposed Amended and Restated Certificate and the Bylaws. The Board believes that establishing the Requisite Percent along with other reasonable procedural and substantive safeguards strikes a reasonable and acceptable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests that are not shared generally by all the Company’s stockholders, could request that the Company call one or more special meetings that could result in unnecessary financial expense and disruption to our business operations.
Providing all stockholders with the ability to call special meetings of stockholders represents a meaningful increase in the voting rights of our stockholders and is consistent with best practices of other public companies perceived to be market leaders in the area of corporate governance and institutional and retail investors. However, the Board recognizes that the power to call a special meeting of stockholders has historically been used by acquirors in the hostile merger and acquisition context. Potential acquirors seeking to take over the Company for an inadequate price could threaten to call a special meeting of stockholders to replace members of the Board, thereby increasing their negotiating leverage or creating a way to avoid negotiating with the Board, frustrating the Board’s exercise of its duty to protect the interests of all stockholders.
Likewise, the Board believes that only stockholders with a true economic interest in the Company should be entitled to request a special meeting and, after reviewing multiple factors, determined that the Requisite Percent and other safeguards are appropriate.
In addiiton, if this Proposal 7 is approved, we would add certain procedural and substantive safeguards in the Bylaws (which do not require stockholder approval) including to specify the requirements necessary to meet the Requisite Percent so that stockholders can exercise their right to call a special meeting of the stockholders. These safeguards would include, among others: (i) a requirement that the special meeting request must be delivered in writing to the Secretary of the Company by the stockholders (“Requesting Stockholder(s)”) representing the Requisite Percent; (ii) a statement in the special meeting request of the specific purpose or purposes of the special meeting, the matter(s) proposed to be acted on at the special meeting, the reasons for conducting the special meeting, and any material interest that each Requesting Stockholder or its affiliates has in such purpose; (iii) a representation in the special meeting request that each Requesting Stockholder, or one or more representatives thereof, intends to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting; (iv) such information, statements, representations, agreements and other documents required by the Bylaws as though such Requesting Stockholder is intending to nominate a candidate for director or propose other business to be brought before an annual meeting of stockholders; (v) an agreement in the special meeting request by the Requesting Stockholder to notify the Company promptly in the event of any disposition of any shares of capital stock of the Company and an acknowledgment that any such disposition prior to the date of the special meeting shall be deemed to be a revocation of such special meeting request with respect to such disposed shares; and (vi) the requirement to provide documentary evidence acceptable to the Secretary of the Company that the Requesting
Stockholders own the Requisite Percent.
For the reasons described above, our Board believes that the amendment to the Certificate to provide stockholders with the ability to call special meetings of stockholders is advisable and in the best interests of the Company and its stockholders.
The description of the proposed amendment to provide stockholders with the ability to call special meetings of stockholders above is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the proposed amendment included in Appendix A to this Proxy Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 7 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of

2024 Proxy Statement 38

the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”
Vote Required
The affirmative vote of the majority of the holders of the voting power of the outstanding shares of capital stock of the
Company entitled to vote thereon, voting together as a single class is required for approval of the amendment to our
Certificate to provide stockholders with the ability to call special meetings of stockholders. Votes to “Abstain” and broker non-
votes are treated as cast “Against” this proposal.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate to provide stockholders with the ability to call special meetings of stockholders.

The Board recommends a vote “FOR” the amendment to our Certificate to provide stockholders with the ability to call special meetings of stockholders.

2024 Proxy Statement 39

PROPOSAL NO. 8: AMENDMENT TO THE CERTIFICATE
TO ELIMINATE THE SPRINGING SUPERMAJORITY
VOTING STANDARD WITH RESPECT TO THE
AMENDMENT OF THE BYLAWS AND CERTAIN
PROVISIONS OF THE CERTIFICATE
Our Certificate currently provides that prior to the “Amendment Trigger Date” (as defined below) the Bylaws may be amended (i) by the Board or (ii) upon the affirmative vote of a majority of the voting power of the Voting Stock and that certain articles of the Certificate may be amended upon the affirmative vote of a majority of the voting power of the Voting
Stock. The “Amendment Trigger Date” is the date on which the Ryan Parties cease to beneficially own at least forty percent
(40%) of the then outstanding shares of Voting Stock. On and after the Amendment Trigger Date, the Bylaws may be amended (i) by the Board or (ii) upon the affirmative vote of sixty-six and two-thirds percent (66⅔%) of the voting power of the then outstanding shares of Voting Stock and that certain articles of the Certificate may be amended upon the affirmative vote of sixty-six and two-thirds percent (66⅔%) of the voting power of the then outstanding shares of Voting Stock. The
Amendment Trigger Date has not occurred and, as such, the supermajority voting standard is not currently in effect.
The articles of the Certificate that are subject to the springing supermajority voting standard provisions described above, and in Appendix A are Articles Five, Six, Seven, Nine, Ten, and Eleven which relate to:
•the powers, size, election, term, vacancies and removal of members of the Board;
•limitation on liability of directors and officers;
•action by written consent and holding special meetings of stockholders;
•amendments to the Bylaws and Certificate; and
•exclusivity of forum.
After considering the advantages and disadvantages, on April 3, 2025, our Board unanimously approved and declared advisable, and hereby recommends that stockholders approve, an amendment to our Certificate to eliminate the springing supermajority voting standard with respect to the amendment of our Bylaws and those certain articles of our Certificate that would have otherwise gone into effect upon the Amendment Trigger Date to the extent an  Amendment Trigger Date had occurred, thereby providing stockholders with the power to amend our Bylaws or those certain articles of our Certificate with the affirmative vote of a majority of the then outstanding shares of Voting Stock regardless of the number of shares beneficially owned by the Ryan Parties.
As part of our ongoing review of our corporate governance practices, the Board determined that removing the springing voting standard described above is in the best interests of the Company and our stockholders. The springing supermajority voting standard was intended to provide corporate governance stability in the future when the Ryan Parties no longer own
40% or more of the then outstanding Voting Stock, reducing the likelihood that third parties institute corporate governance changes that may be inconsistent with the best interest of, or otherwise harmful to, the Company and its stockholders and require that a broad base of stockholder support exists before certain governance matters are approved and implemented.
While the Board acknowledges these important benefits, the Board also recognizes that the springing supermajority voting standard may have the effect of reducing the Board’s accountability to stockholders and can limit stockholder participation in our corporate governance. The Board also acknowledges that other public companies perceived to be market leaders in the area of corporate governance have transitioned away from similar supermajority voting standards.
For the reasons described above, our Board believes that the benefits of removing the springing supermajority voting standard, described above and in Appendix A, provide more accountability to stockholders and promote stronger corporate governance and outweigh the benefits of retaining such springing supermajority voting standard.
The description of the proposed amendment to our Certificate to eliminate the springing supermajority voting standard with respect to the amendment of our Bylaws and certain articles of our Certificate above is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the proposed amendment included in
Appendix A to this Proxy Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 8 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”

2024 Proxy Statement 40

Vote Required
The affirmative vote of at least sixty-six and two-thirds percent (66⅔%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally thereon, voting together as a single class, is required for approval of the amendment to our Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Bylaws and certain provisions of our Certificate. Votes to “Abstain” and broker non-votes are treated as cast “Against”
this proposal.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Bylaws and certain provisions of our Certificate.

The Board recommends a vote “FOR” the amendment to our Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Bylaws and certain provisions of our Certificate

2024 Proxy Statement 41

PROPOSAL NO. 9: AMENDMENT TO THE CERTIFICATE
TO PROVIDE FOR THE EXCULPATION OF CERTAIN
OFFICERS OF THE COMPANY TO THE FULLEST EXTENT
PROVIDED UNDER DELAWARE LAW
The State of Delaware, which is our state of incorporation, recently amended Section 102(b)(7) of the Delaware General
Corporation Law (“DGCL”) to permit a corporation to eliminate or limit the personal liability of certain officers to the corporation or its stockholders for breaches of the fiduciary duty of care as an officer in certain limited circumstances. We sometimes refer to this elimination or limitation of personal liability as “exculpation” in this Proxy Statement. Prior to the amendment of Section 102(b)(7) of the DGCL, Delaware law authorized such exculpation for directors but not for officers.
Consequently, plaintiffs have employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors against individual officers to avoid dismissal of such claims and extract settlements from defendant corporations. The amendment of Section 102(b)(7) of the DGCL was adopted to address the inconsistent treatment between officers and directors and rising litigation and insurance costs.
As with directors, exculpation protection under Section 102(b)(7) of the DGCL does not apply to an officer’s breaches of the duty of loyalty, acts or omissions not in good faith, or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The protection for officers under Section 102(b)(7) of the DGCL only permits officer exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate an officer’s monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. In addition, the exculpation protection under Section 102(b)(7) of the DGCL only applies to certain officers, namely a person who (during the course of conduct alleged to be wrongful) (i) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer, (ii) is or was identified in the corporation’s public filings with the SEC as one of the most highly compensated executive officers of the corporation, or (iii) has, by written agreement with the corporation, consented to be identified as an officer for purposes of accepting service of process.
After considering the advantages and disadvantages, on April 3, 2025, our Board unanimously approved and declared advisable, and hereby recommends that stockholders approve, an amendment to our Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law.
The Board believes it is appropriate for the Company to allow for such exculpation for the following reasons:
•The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests.
•The Board believes the proposed amendment could reduce the instances in which the Company is required to indemnify its officers by reducing their exposure to lawsuits.
•The Board believes the proposed amendment would align the protections for our officers with those protections currently afforded to our directors, although it would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the
Company. In addition, the proposed amendment will not apply to acts or omissions of officers occurring prior to the date when the amendment becomes effective.
•The Board expects our peers and other companies with whom we compete for officer talent to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation. We believe failing to adopt the proposed amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceed the benefits of serving as an officer of the Company.
•The Board believes the proposed amendment could better position us to attract top officer candidates and retain our current officers and enable our officers to exercise their business judgment in furtherance of the interests of our stockholders without the potential for distraction posed by the risk of personal liability.
The proposed amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer. In addition, the Company is not proposing the amendment to our Certificate to provide for exculpation of certain officers of the Company to the fullest extent provided under Delaware law in anticipation of any specific litigation. The amendment is being proposed on a prospective basis to help mitigate potential future harm to the Company and our stockholders.

2024 Proxy Statement 42

Our executive officers and other employees may be considered as having an interest in the approval of this proposal as they may receive the personal liability exculpation protections afforded by the amendment if it is adopted by our stockholders.
For the reasons described above, our Board believes that the amendment to our Certificate to provide for exculpation of certain officers of the Company to the fullest extent provided under Delaware law is advisable and in the best interests of the
Company and its stockholders.
The description of the proposed amendment to our Certificate to provide for exculpation of certain officers of the Company to the fullest extent provided under Delaware law above is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the proposed amendment included in Appendix A to this Proxy
Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 9 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”
Vote Required
The affirmative vote of the majority of the holders of the voting power of the outstanding shares of capital stock of the
Company entitled to vote generally thereon, voting together as a single class, is required for approval of the amendment to our Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law. Votes to “Abstain” and broker non-votes are treated as cast “Against” this proposal.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate to provide for the exculpation of certain officers of the
Company to the fullest extent provided under Delaware law.

The Board recommends a vote “FOR” the amendment to our Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law.

2024 Proxy Statement 43

PROPOSAL NO. 10: AMENDMENT TO THE CERTIFICATE
TO INCORPORATE CERTAIN NON-SUBSTANTIVE
AMENDMENTS
The Board believes various non-substantive amendments to our Certificate are necessary to update the current Certificate to remove obsolete provisions and incorporate administrative modifications (the “Non-Substantive Amendments”). We therefore propose to amend and restate our current Certificate to effect these Non-Substantive Amendments.
After considering the advantages and disadvantages, on April 3, 2025, our Board unanimously approved and declared advisable, and hereby recommends that stockholders approve, the Non-Substantive Amendments.
Proposed Non-Substantive Amendments
The Board is asking our stockholders to approve the following Non-Substantive Amendments to our Certificate:
1.Delete obsolete or update references as needed, including:
a.update the reference from Ryan Specialty, LLC to New Ryan Specialty, LLC and reference the as revised operating agreement in Article IV, Section 3(d) and 3(e);
b.remove the initial number of directors in Article V, Section 2; and
c.move the definition of “Ryan Parties” from Article V, Section 6 to Article V, Section 9.
2.Eliminate all references to Class X common stock which was needed for certain IPO reorganizational transactions but is no longer necessary, including under:
a.Article IV, Section 1; and
b.Article IV, Section 3(a)(iii), 3(b), 3(c), 3(d), and 3(f)(ii).
The Board believes that the current Certificate should be updated to remove obsolete provisions and incorporate other administrative modifications that the Board believes will simplify and streamline the document for stockholders. The amendments set forth in this proposal are administrative and will not have a substantive impact on the rights of the stockholders of the Company.
The description of the proposed Non-Substantive Amendments above is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the proposed Non-Substantive Amendments included in Appendix A to this Proxy Statement.
We intend to file the Proposed Amended and Restated Certificate attached to this Proxy Statement as Appendix A with the
Secretary of State of the State of Delaware promptly following the Annual Meeting if all the Proposed Certificate
Amendments are approved by our stockholders. If this Proposal 10 is approved, but less than all the Proposed Certificate
Amendments are approved, then we intend to file a revised amended and restated Certificate with the Secretary of State of the State of Delaware that contains only those amendments that have been approved by our stockholders, see the section entitled “Proposed Certificate Amendments - Partial Stockholder Approval of Recommended Certificate Amendments.”
Vote Required
The affirmative vote of the majority of the holders of the voting power of the outstanding shares of capital stock of the
Company entitled to vote generally thereon, voting together as a single class, is required for approval of the Non-
Substantive Amendments. Votes to “Abstain” and broker non-votes are treated as cast “Against” this proposal.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the amendment to our Certificate for the Non-Substantive Amendments.

The Board recommends a vote “FOR” the amendment to our Certificate to incorporate the Non- Substantive Amendments.

2024 Proxy Statement 44

PROPOSAL NO. 11:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025, and is seeking ratification of this selection by our stockholders at the Annual
Meeting. Deloitte & Touche LLP has audited our financial statements since the fiscal year ended 2011. Services provided to the Company and its subsidiaries by Deloitte & Touche LLP for the years ended December 31, 2024 and 2023 are described below and under “Audit Committee Report.” Representatives of Deloitte & Touche LLP are expected to be present at the
Annual Meeting. They will have an opportunity to make a statement if they so desire, and we expect that they will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte &
Touche LLP as our independent registered public accounting firm. The Audit Committee, however, is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that a change would be in the best interests of the Company and our stockholders.
Audit and Non-Audit Fees and Services
The following table provides information regarding the fees incurred to Deloitte & Touche LLP during the years ended
December 31, 2024 and 2023. All fees described below were approved by the Audit Committee.

	Year Ended December 31,
	2024	2023

Audit Fees(1)	$2,292,640	$1,502,000
Audit Related Fees(2)	12,000	10,000
Tax Fees(3)	—	—
All Other Fees(4)	4,890	14,890
Total Fees	$2,309,530	$1,526,890
(1)Audit Fees paid to Deloitte & Touche LLP for 2024 and 2023 were for professional services associated with the annual audit of our consolidated financial statements, the reviews of our quarterly consolidated financial statements, and the issuance of consents and comfort letters in connection with registration statement filings with the SEC or for debt issuances.
(2)Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” Fees include review of a subsidiary’s financial statements for regulatory reporting purposes.
(3)Tax Fees consist of fees for tax compliance, tax advice, and tax planning. No such services were provided by Deloitte & Touche LLP in either period.
(4)All Other Fees include any fees billed that are not audit, audit-related, or tax fees.
Audit Committee Pre-Approval Policies and Procedures
Before Deloitte & Touche LLP is engaged by the Company to render audit or non-audit services, our Audit Committee must review the terms of the proposed engagement and pre-approve the engagement. It is also the policy of the Audit Committee to pre-approve fees for all audit and permitted non-audit and tax services to be provided by the independent registered accountant, to review pre-approved fees quarterly, and establish other necessary procedures. Audit Committee pre-approval of non-audit services (other than review and attest services) are not required if those services fall within available exceptions established by the SEC. The Audit Committee may delegate authority to one or more of the members of the Audit
Committee to provide these pre-approvals for audit or non-audit services, provided that the person or persons to whom authority is delegated must report the pre-approvals to the full Audit Committee at its next scheduled meeting.

2024 Proxy Statement 45

The Audit Committee pre-approved all audit, audit-related, tax, and other services provided by Deloitte & Touche LLP for the fiscal years 2024 and 2023.
Vote Required
The affirmative vote of the majority of the voting power of the capital stock present or represented by proxy at the virtual
Annual Meeting and entitled to vote thereon is required for ratification. Votes to “Abstain” are treated as cast “Against”
Proposal 11.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy Card or, if no direction is given, then FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

The Audit Committee and the Board recommend a vote “FOR” the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

2024 Proxy Statement 46

AUDIT COMMITTEE REPORT
The Audit Committee is composed of five independent directors (as defined by the NYSE listing standards). Our Audit
Committee operates under a written charter, which is posted on our website at ir.ryanspecialty.com. As provided in the charter, the Audit Committee’s oversight responsibilities include monitoring the integrity of our financial statements (including reviewing financial information, the systems of internal controls, the audit process, and the independence and performance of our internal audit function and independent registered public accounting firm) and our compliance with legal and regulatory requirements. However, management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:
•reviewed and discussed the audited financial statements for the year ended December 31, 2024, with our management;
•discussed with our independent auditors, Deloitte & Touche LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024.
Respectfully submitted by:
David P. Bolger (Chair)
Henry S. Bienen
Michelle L. Collins
Francesca Cornelli
Anthony J. Kuczinski

2024 Proxy Statement 47

PROPOSAL NO. 12
ADVISORY (NON-BINDING) VOTE ON NAMED
EXECUTIVE OFFICER COMPENSATION
Recognizing that executive compensation is an important matter for our stockholders, and in accordance with SEC rules, we are asking our stockholders to approve an advisory resolution on the compensation of our named executive officers
(“NEOs”) as disclosed in this Proxy Statement. At our 2022 annual meeting, a majority of stockholders voted, consistent with the recommendation of the Board, to hold a stockholder vote annually on an advisory resolution to approve the compensation of our NEOs. The annual vote will continue until the next required vote on the frequency of stockholder votes on the compensation of our NEOs as required pursuant to Section 14(A) of the Exchange Act and the rules and regulations promulgated thereunder, which we expect will take place at our 2028 annual meeting of stockholders.
This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our executive compensation philosophy, policies, and practices as described in this Proxy Statement. Although the voting results are not binding, the Board and the Compensation and
Governance Committee will take into account the results of the vote when considering future executive compensation arrangements.
We encourage our stockholders to read the Compensation Discussion and Analysis, which immediately follows this proposal. The Compensation Discussion and Analysis describes in more detail our executive compensation program and related policies and practices and explains the decisions the Compensation and Governance Committee has made under this program and the factors considered in making those decisions. We also encourage our stockholders to review the 2024
Summary Compensation Table elsewhere in this Proxy Statement and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers.
Therefore, in accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the
Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the tabular disclosure regarding each named executive officer’s compensation (together with the accompanying narrative disclosure) in this Proxy Statement, as disclosed pursuant to Item 402 of Regulation S-K, for the 2025 Annual
Meeting of Stockholders.
Vote Required
The affirmative vote of the majority of the voting power of capital stock present or represented by proxy at the virtual Annual
Meeting and entitled to vote thereon is required for approval of the advisory (non-binding) resolution. Votes to “Abstain” are treated as cast “Against” this proposal and broker non-votes will have no effect on the vote for this proposal.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy Card or, if no direction is given, then FOR the advisory (non-binding) resolution to approve the overall compensation of the
Company’s NEOs as described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

The Board recommends a vote “FOR” the advisory (non-binding) resolution to approve the overall compensation of the Company’s named executive officers, described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

2024 Proxy Statement 48

EXECUTIVE COMPENSATION:
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy and provides an overview analysis of (i) our 2024 compensation programs and policies for our NEOs; (ii) the material compensation decisions made by the Compensation and Governance Committee of our Board under those programs and policies as reflected in the executive compensation tables that appear following this CD&A; and (iii) the material factors that the Compensation and Governance
Committee considered and the process it utilized in making those decisions.
Our Named Executive Officers
Our 2024 Named Executive Officers (“NEOs”), as defined under applicable SEC rules, are:
•Patrick G. Ryan (Executive Chairman of the Board, and former Chief Executive Officer)
•Timothy W. Turner (Chief Executive Officer)
•Jeremiah R. Bickham (President and former Chief Financial Officer)
•Janice M. Hamilton (Chief Financial Officer)
•Michael L. Conklin (Executive Vice President and Chief Human Resources Officer)
•Brendan M. Mulshine (Executive Vice President and Chief Revenue Officer)
•Benjamin M. Wuller (CEO, Ryan Specialty Underwriting Managers)
Summary of Our Executive Compensation Practices
We developed and maintain a comprehensive compensation and governance framework that we believe is aligned with market practices and standards.
What We Do:

✓	Annual “say-on-pay” vote (as recommended by the Board and management).

✓	Independent compensation consultant selected, engaged, and overseen by the Compensation and Governance Committee.

✓	A substantial majority of total compensation for executives tied to performance.

✓	Clawback policy in place in case of an accounting restatement.

✓	Compensation and Governance Committee oversight of risks associated with compensation policies and practices.

✓	Long-term incentive program with long-term vesting schedules.

✓	Stock ownership guidelines to align interests of executives with our stockholders.

✓	Majority of executive compensation delivered in the form of long-term incentives.

✓	Compensation and Governance Committee consists only of independent Board members.
What We Don’t Do:

x	No backdating of share options and no option repricing without stockholder approval.

x	No excise tax gross-ups.

x	No guaranteed annual incentive payouts without regard to performance.

x	No pledging (absent Board approval) or hedging of Company stock by directors, executive officers, or employees.

2024 Proxy Statement 49

Compensation Philosophy
Our compensation philosophy is focused on the following objectives:

Objective	How we accomplish this objective

Alignment with Stockholders
•Annual short-term cash incentive program tied to key business objectives, which objectives lead to long-term stockholder value creation
•Long-term incentives vest over multiple years and reward sustained stockholder value creation
•IPO awards are subject to lock-up provisions

Attract and Retain	•Competitive compensation for executives is based upon job responsibilities, experience, individual performance, and comparisons to the market

Pay for Performance
•Majority of executive compensation is delivered in the form of variable, at-risk compensation
•Annual incentive plan payouts are determined based on financial performance
•The Compensation and Governance Committee establishes rigorous targets for the annual incentive plan
•Long-term incentives are delivered in the form of performance-based awards, stock options or restricted equity grants, which reward participants for increasing the stock price and directly align executives to the stockholder experience

Sound Risk Management
•Conduct an annual risk assessment of our executive compensation programs
•Compensation and Governance Committee is made up of independent directors and retains an independent compensation consultant
•Incorporate a variety of corporate governance and compensation best practices

Our Executive Compensation Program in Detail
Our Pay Philosophy
Base Salary
We strive to be the employer of choice for the top-talent in our industry and our goal is to always hire top tier talent throughout our Company, including our executive officers. As a result, our Compensation and Governance Committee sets base salary for executives above the median of the compensation landscape. In line with the Compensation and
Governance Committee’s compensation philosophy, exceptional performance by executive officers is generally rewarded through short-term incentives (“STI”) and/or long-term incentive (“LTI”) awards and not through base salaries. Adjustments to base salaries are made by the Compensation and Governance Committee to reflect changes in responsibilities or when competitive market or internal conditions warrant.
The following table sets forth the base salary for each of our NEOs for 2024 as approved by the Compensation and
Governance Committee.

Named Executive Officer	2024 Base Salary

Patrick G. Ryan	$1,375,000
Timothy W. Turner	1,200,000
Jeremiah R. Bickham	675,000
Janice M. Hamilton	600,000
Michael L. Conklin	560,000
Brendan M. Mulshine	685,011
Benjamin M. Wuller	750,000

2024 Proxy Statement 50

In April 2024, the Compensation and Governance Committee reexamined Mr. Bickham’s 2024 compensation and based on his current and future expected contributions to the Company increased his base salary for 2024 to $675,000 which was retroactively applied to be effective in March 2024 with our normal pay raise cycle.
The Compensation and Governance Committee reviewed each NEO’s base salary in January 2025. They considered the new positions and responsibilities of certain of our NEOs and compared their current compensation with our peer group.
Based on our philosophy of targeting base salary at or above the 75th percentile when compared to the members of our peer group, the Compensation and Governance Committee approved the following compensation changes to be effective in
March 2025: Mr. Ryan - $1,200,000, Mr. Turner - $1,500,000, Mr. Bickham - $850,000, Mr. Conklin - $600,000, Mr.
Mulshine - $725,000 and Mr. Wuller - $850,000. The base salary for Ms. Hamilton was not increased (or otherwise adjusted)
from 2024 to 2025.
Short-Term Incentive Compensation
STI awards are an integral component of our NEOs’ total compensation and are based on our financial results and individual performance. They are intended to deliver exceptional pay for exceptional performance and provide a well-timed link between recent performance and individual compensation.
Each NEO is eligible to receive an annual STI award expressed as a percentage of their base salary. STI targets for the
Company’s executive officers, other than Ms. Hamilton, were established by the Compensation and Governance Committee in early 2024 following a thorough evaluation of our executive officers’ total compensation and market practices. Ms.
Hamilton, who became our Chief Financial Officer on October 1, 2024, was compensated in 2024 based on a legacy short-
term incentive plan established for her as the Company’s Controller which was 100% discretionary. Ms. Hamilton will commence participation in the Executive Incentive Corporate Plan in 2025.
The Compensation and Governance Committee considers an NEO’s total compensation when determining any change to a particular component of compensation. In addition to modifying Mr. Bickham’s base salary in April 2024, the Compensation and Governance Committee approved an increase in Mr. Bickham’s STI target percentage from 150% to 200% to be effective in 2024.

Named Executive Officer	2024 Bonus Target %

Patrick G. Ryan	200%
Timothy W. Turner	200%
Jeremiah R. Bickham	200%
Janice M. Hamilton	150%
Michael L. Conklin	150%
Brendan M. Mulshine	150%
Benjamin M. Wuller	200%
The 2024 Executive Incentive Corporate Plan
In early 2024, the Compensation and Governance Committee determined that the actual amount of the 2024 bonuses payable to those NEOs on our Executive Incentive Corporate Plan, which include all of our NEOs other than Ms. Hamilton and Mr. Wuller, would be determined based on the following criteria, which include both Company-based performance metrics and individual, merit-based achievement:

Metric	Percent of Bonus

Organic Revenue Growth	35%
Adjusted EBITDAC Margin	35%
Individual Merit-Based Achievement	30%
During the first quarter of 2024, we changed our methodology of calculating Organic Revenue Growth. The actual Organic
Revenue Growth achieved in 2024, presented below, is based on the legacy calculation methodology in order to align with the targets below that were established by the Compensation and Governance Committee based on the legacy methodology. Pursuant to the legacy calculation methodology, Organic Revenue Growth equals the percentage change in the Company’s total revenue, as compared to the prior fiscal year, adjusted for revenue attributable to recent acquisitions

2024 Proxy Statement 51

during the first 12 months of Ryan Specialty’s ownership, and other adjustments (such as contingent commissions, fiduciary investment income, and the impact of changes in foreign exchange rates).
For the Organic Revenue Growth metric, payment was based on the following scale:

Organic Revenue Growth	Target Payout %

<5%	0%
10-12%	100%
>16%	150%
Target payout percentage for Organic Revenue Growth between the benchmarks set forth above was determined based on a graduated basis.
For the Adjusted EBITDAC Margin metric, payment was based on the following scale:

Adjusted EBITDAC Margin	Target Payout %

<30.00%	0%
31.00-31.25%	100%
>31.75%	150%
Target payout percentage for Adjusted EBITDAC Margin between the benchmarks set forth above was determined based on a graduated basis.
Adjusted EBITDAC Margin is calculated by taking our Adjusted EBITDAC as a percentage of our Total revenue. Adjusted
EBITDAC, for the purposes of Short-Term Incentive Compensation, is calculated by taking our Net income before Interest expense, net, Income tax expense, Depreciation, Amortization, and Change in contingent consideration, adjusted to reflect items such as (i) equity-based compensation, (ii) exclusion of the results of M&A completed in 2024 as the targets were set prior to the M&A being completed, (iii) exclusion of the impact of any higher (or lower) than target discretionary incentive accruals, and (iv) other exceptional or non-recurring items, as applicable.
Individual Merit-Based achievement is linked to an individual’s contribution towards (i) culture, (ii) results, (iii) client centricity,
(iv) teamwork, and (v) inclusion.
The 2024 Executive Incentive Business Unit Plan
In early 2024, the Compensation and Governance Committee determined that the actual amount of the 2024 bonus payable to Mr. Wuller pursuant to the Executive Incentive Business Unit Plan would be determined based on the following criteria, which include both Company based performance metrics, business unit based performance metrics, and individual merit-
based achievement:

Metric	Percent of Bonus

Organic Revenue Growth	15%
Adjusted EBITDAC Margin	15%
Business Unit Organic Revenue Growth	20%
Business Unit Compensation and T&E Margin	20%
Individual Merit-Based Achievement	30%
The Organic Revenue Growth and the Adjusted EBITDAC Margin metrics and applicable targets are the same as described above for the Executive Incentive Corporate Plan.

2024 Proxy Statement 52

For the Business Unit Organic Revenue Growth metric, payment was based on the following scale:

Business Unit Revenue Growth	Target Payout %

<5%	0%
10-12%	100%
>16%	150%
Target payout percentage for Business Unit Organic Revenue Growth between the benchmarks set forth above was determined based on a graduated basis. Business Unit Organic Revenue Growth is an organic revenue growth calculation undertaken on the same basis as Consolidated Organic Revenue Growth but only for a select number of operating MGUs and Programs.
For the Business Unit Compensation and T&E Margin metric, payment was based on the following scale:

Business Unit Compensation and T&E Margin	Target Payout %

>44.75%	0%
42.25-43.25%	100%
<42.25%	150%
Target payout percentage for Business Unit Compensation and T&E Margin between the benchmarks set forth above was determined based on a graduated basis. Business Unit Compensation & T&E Margin is the Compensation and T&E of a
select number of operating MGUs and Programs divided by the revenue generated by those MGUs and Programs, excluding revenue and expense from investments and acquisitions.
Individual Merit-Based Achievement is linked to an individual’s contribution towards (i) culture, (ii) results, (iii) client centricity,
(iv) teamwork, and (v) inclusion.
2024 Bonus Determination
Organic Revenue Growth for 2024 was 12.1%, resulting in an STI award of 101.7% of target. Adjusted EBITDAC Margin, based on compensation amounts accrued throughout the year at target, was 31.5%, resulting in an STI award of 120.3% of target. The Business Unit Organic Revenue Growth for 2024 was 13.7%, resulting in an STI award of 121.6% of target. The
Business Unit Compensation and T&E Margin was 43.24%, resulting in an STI award of 100% of target.
The Compensation and Governance Committee, in reviewing the Merit-Based Achievement component of each NEO’s STI award, other than for Ms. Hamilton who was on a legacy plan in 2024, relied on input from Mr. Ryan for each NEO other than Mr. Ryan. For the NEOs on the Executive Incentive Corporate Plan, which included Messrs. Ryan, Turner, Bickham,
Conklin, and Mulshine, the Compensation and Governance Committee determined that based on each NEO’s contribution to the Company’s achievement, the Individual Merit-Based Achievement component of each such NEO’s STI award for 2024 would be 55.8% of target, with the primary contributing factor of such determination being that the Company did not achieve the Organic Revenue Growth guidance that the Company provided in its quarterly earnings releases during 2024. As a result, the total STI award for each of our NEOs on our Executive Incentive Corporate Plan for 2024 was approximately
94.4% of target.
Ms. Hamilton’s STI award for 2024 was determined by the Compensation and Governance Committee with input from Mr.
Ryan and was set at 94.4% of target.
For Mr. Wuller, who is on the Executive Incentive Business Unit Plan, the Compensation and Governance Committee
determined, based on input from Mr. Ryan, that based on the business unit’s contribution to the Company’s achievement, the Individual Merit-Based Achievement component of Mr. Wuller’s STI award for 2024 would be 150.0% of target. As a result, the total STI award for Mr. Wuller for 2024 was approximately 122.6% of target.

2024 Proxy Statement 53

The following table sets forth the STI award payments earned by each of our NEOs in 2024.

Named Executive Officer	2024 Bonus Payment

Patrick G. Ryan	$2,597,237
Timothy W. Turner	2,266,679
Jeremiah R. Bickham	1,275,007
Janice M. Hamilton	850,005
Michael L. Conklin	793,338
Brendan M. Mulshine	970,437
Benjamin M. Wuller	1,839,399
2025 STI Compensation Plans and Bonus Target Percentages
The Compensation and Governance Committee increased the target bonus percentage for 2025 (that will be paid in 2026)
for Ms. Hamilton to 200% based on her new role as Chief Financial Officer. The target bonus percentages for all other NEOs will remain the same as they were in 2024. For all NEOs, other than Mr. Wuller, STI compensation for 2025 will be determined based on the Company achieving predetermined metrics for Organic Revenue Growth and Adjusted EBITDAC
Margin, as well as the Individual Merit-Based Achievement component as determined by the Compensation and
Governance Committee. Mr. Wuller’s STI compensation for 2025 will be determined based on the Company achieving predetermined metrics for Organic Revenue Growth, Adjusted EBITDAC Margin, Business Unit Organic Revenue Growth,
Business Unit Profit Commission Revenue, and Business Unit Expense Margin, as well as the Individual Merit-Based
Achievement component as determined by the Compensation and Governance Committee.
Long-Term Incentive Compensation
All equity holdings in Ryan Specialty, LLC were converted to equity in a new holding company, New Ryan Specialty, LLC
(“New LLC ”), that was formed as a Delaware limited liability company on April 20, 2021, for the purpose of becoming an intermediate holding company between Ryan Specialty Holdings, Inc., and Ryan Specialty, LLC. On September 30, 2021,
the equity interest holders of Ryan Specialty, LLC exchanged equity interests in Ryan Specialty, LLC for LLC Common Units
(as defined below) in New LLC. All new incentive equity relating to LLC Common Units granted after September 30, 2021, will be issued in New LLC. As Ryan Specialty, LLC is substantively the same as New LLC, as previously noted, for the purpose of this document we will refer to both New LLC and Ryan Specialty, LLC as the “LLC”.
Our publicly traded stock differentiates Ryan Specialty from most of our competition by providing us with a unique currency to attract and retain talent. We believe that our executive officers, including our NEOs, should have a significant equity stake in the Company to incentivize performance, align their interest with one another and our stockholders, and facilitate retention. Many of our executive officers held significant equity in the Company prior to our IPO. Due to the change in our structure made in connection with the IPO, all vested and unvested incentive equity outstanding prior to the IPO was exchanged for new units at the IPO as described herein. The equity received in exchange for existing equity was on substantially the same terms and conditions (including vesting terms) as the pre-IPO equity. We further used the IPO as an opportunity to provide significant new “staking grants” to some of our executive officers in order to bring them on par with their similarly situated colleagues. The staking grants vest over five or ten year periods, depending on the nature of the grant and the particular circumstances of each recipient. As the current equity grants vest over time, we will need to consider ad hoc grants and an annual grant program for executive officers in order to maintain our objectives. The outstanding LTI awards currently held by our NEOs consist of (i) LLC Common Units (as defined below), (ii) Class C Units (as defined below), (iii) RLUs and RSUs (each, as defined below), and (iv) PLUs and PSUs (each, as defined below).
Common Units
Prior to our IPO, some of our NEOs held awards of common units pursuant to the Limited Liability Company Agreement of
Ryan Specialty, LLC (the “Original Units”). The Original Units were profits interests that represented actual voting equity interests meant to enable certain employees to share in our financial success after our preferred unitholders received a certain level of return on their investment. The Original Units entitled unitholders to a percentage of future distributions, but only after all preferred unitholders had received cumulative cash distributions of a certain multiple return and only to the extent that distributions exceeded the return threshold associated with such Original Units.
The Original Units were subject to time-based vesting and generally vested in five equal annual installments beginning on the first anniversary of the date of grant, subject to the NEO’s continued employment with us through each vesting date.

2024 Proxy Statement 54

In connection with the IPO, the Original Units were converted into non-voting common units in the LLC (“LLC Common
Units”), subject to the same vesting and forfeiture provisions as the Original Units. Vested LLC Common Units are
exchangeable into Class A common stock at the election of the holder, provided that the Company may elect (determined by a majority of the Company’s disinterested directors) to deliver cash in lieu of stock only to the extent that the Company has received cash proceeds pursuant to a secondary offering. Each holder of LLC Common Units also holds one share of Class
B common stock for each LLC Common Unit they hold.
Class C Common Incentive Units
Certain of our NEOs hold Class C Common Incentive Units in the LLC (“Class C Units”), which are profits interests that entitle the holder to a percentage of future distributions of the LLC, but only after a specified return threshold is met.
Certain of these Class C Units were granted in connection with the conversion of the Original Units into LLC Common Units
(such Class C Units, the “Reload Class C Units”) and were intended to ameliorate the recipients’ otherwise reduced percentage of future value accretion following the conversion of their “appreciation only” Original Units into a smaller number of “full value” LLC Common Units. The Reload Class C Units are subject to time-based vesting, and vest either 1/3 on each of the third, fourth, and fifth anniversaries of the IPO or 100% on the third anniversary of the IPO, in each case subject to the
NEO’s continued employment through each vesting date (other than for those exceptions provided in the award agreement).
Other Class C Units were granted as new awards to certain NEOs in connection with the IPO (the “Staking Class C Units”)
and are intended to reward future performance. The Staking Class C Units are subject to time vesting and vest 10% on each of the third through ninth anniversaries of the IPO, with the final 30% vesting on the tenth anniversary of the IPO, in each case, subject to the NEO’s continued employment through each vesting date (other than for those exceptions provided in the award agreement). In 2023, we granted a new award to Mr. Mulshine and Mr. Wuller (the “2023 Class C Units”) and
such award is intended to reward future performance. The 2023 Class C Units are subject to time vesting and vest 20% on
April 1, 2026, 2027, 2028, 2029 and 2030 in each case, subject to continued employment through each vesting date (other than for those exceptions provided in the award agreement).
Vested Class C Units (Reload Class C Units, Staking Class C Units and 2023 Class C Units) are exchangeable into a number of shares of Class A common stock of equivalent economic value at the election of the holder, provided that the
Company may elect (as determined by a majority of the Company’s disinterested directors) to deliver cash in lieu of stock only to the extent that the Company has received cash proceeds pursuant to a secondary offering.
Restricted LLC Units and Restricted Stock Units
Awards of Restricted LLC Units (“RLUs”) were granted as new awards to certain NEOs in connection with the IPO (the
“Staking RLUs”) and are intended to reward future performance. The Staking RLUs are subject to time vesting and vest 10%
on each of the third through ninth anniversaries of the IPO, with the final 30% vesting on the tenth anniversary of the IPO, in each case, subject to the NEO’s continued employment through each vesting date (other than for those exceptions provided in the award agreement). In 2022, each of the NEOs, other than Messrs. Ryan and Conklin, received a grant of RLUs (the
“2022 RLUs”) in recognition of the exceptional performance achieved by the Company in 2021. Each 2022 RLU represents the right to receive one LLC Common Unit upon vesting of the RLU. The 2022 RLUs vested in equal installments on April 1,
2023, 2024 and 2025, in each case subject to the NEO’s continued employment through each vesting date (other than for those exceptions provided in the award agreement). In 2024, we granted an initial award of Restricted Stock Units in the
Company (“RSUs”) to Mr. Conklin (the “2024 RSUs”) and such award is intended to reward future performance. The 2024
RSUs vest in equal installments, with the first tranche vesting on April 1, 2025 and the remaining tranches vesting on April 1,
2026, 2027, 2028, and 2029, in each case, subject to Mr. Conklin’s continued employment through each vesting date (other than for those exceptions provided in the award agreement).
Performance LLC Units and Performance Stock Units
In March 2024, each of the NEOs, other than Mr. Ryan and Ms. Hamilton, received a grant of long-term performance-based awards which vest either into LLC Common Units (“PLUs”) or shares of Class A common stock (“PSUs”). Ms. Hamilton received a grant of PSUs on the same terms in November 2024, shortly after her promotion to CFO. These awards are intended to align the recipients’ compensation with Company performance and our key financial metrics, promoting leadership goal continuity and retention, and driving shareholder value. Each PLU or PSU represents the right to receive one LLC Common Unit or one share of Class A common stock upon vesting, respectively. The PLUs and PSUs vest on April
1, 2029 (the “Certification Date”) upon, and subject to, the attainment of certain performance-based targets and subject to the NEO’s continued employment through January 1, 2029 (other than for those exceptions provided in the award agreement). The performance-based metrics that must be met are the following: (i) achievement of an Adjusted EBITDAC
Margin Target by 2027 and maintained through 2028, (ii) achievement of a four-year Organic Revenue Growth Compound
Annual Growth Rate (“CAGR”) target from 2024 through 2027, and (iii) stock price CAGR targets measured from the closing stock price on February 29, 2024 of the Class A common stock to the average of (a) the volume weighted average price
(“VWAP”) of the Class A common stock for the fourth quarter of 2027 and (b) the VWAP of the Class A common stock for the first quarter of 2028. Both the Adjusted EBITDAC Margin and the Organic Revenue Growth CAGR targets must be met for

2024 Proxy Statement 55

the awards to vest. The stock price CAGR targets will determine how many LLC Common Units the PLUs vest into and how many shares of Class A common stock the PSUs vest into. If the Adjusted EBITDAC Margin and the Organic Revenue
Growth CAGR targets have been met, then at the threshold stock price CAGR, the PLUs and PSUs will vest into 75% of the
LLC Common Units or Class A common stock subject to the award; at the target stock price CAGR the PLUs and PSUs will vest into 100% of the LLC Common Units or Class A common stock subject to the award; and at the Maximum stock price
CAGR, the PLUs and PSUs will vest into 150% of the LLC Common Units or Class A common stock subject to the award. If the actual stock price CAGR is below the threshold amount, the PLUs and PSUs will be forfeited. Payout percentage based on a stock price CAGR between the benchmarks discussed above will be determined based on a graduated basis.
Treatment of Long-Term Incentive Awards Upon a Termination of Employment
For LTI awards issued in conjunction with the IPO (LLC Common Units, Staking Class C Units, Reload Class C Units and
Staking RLUs), if an NEO’s employment is terminated (i) by us without “cause,” (ii) due to the NEO’s death or disability, or
(iii) the NEO retires in good standing (as determined by the Board) after reaching the age of 65 (a “Qualified Retirement”), and, in each case, subject to the NEO’s continued compliance with the restrictive covenants set forth in the applicable grant agreement, the unvested LLC Common Units and Class C Units held by the NEO will continue to vest as if the NEO remained employed with us through each vesting date. Upon any other termination of employment, any unvested LLC
Common Units, Staking Class C Units, Reload Class C Units, and Staking RLUs will be forfeited.
For the RLUs or RSUs granted post-IPO, the award agreements provide that (i) in the event an NEO’s employment with us is terminated by us without “Cause,” then the portion of RLUs or RSUs eligible to vest on the next vesting date following the termination will immediately vest and (ii) in the event of an NEO's death or disability, vesting of all unvested RLUs or RSUs will fully accelerate. The concept of a Qualified Retirement has been eliminated from the RLU and RSU grant agreements and upon any other termination of employment, the RLUs and RSUs will be forfeited.
For the 2023 Class C Units, the award agreements provide that (i) in the event the NEO's employment with us is terminated by us without “Cause,” then the portion of 2023 Class C Units eligible to vest on the next vesting date following the termination will continue to vest as if the NEO remained employed with us through such next vesting date and (ii) in the event of the NEO's death or disability, then all of the unvested 2023 Class C Units will continue to vest as if the NEO remained employed with us through each vesting date. The concept of a Qualified Retirement has been eliminated from the grant agreements for the 2023 Class C Units and upon any other termination of employment, any unvested 2023 Class C
Units will be forfeited.
For the PLUs or PSUs, the award agreements provide that (i) in the event an NEO’s employment with us is terminated by us without “Cause,” then the PLUs or PSUs will remain outstanding and eligible to vest on the Certification Date in accordance with the performance-based metrics described above, but the number of PLUs or PSUs earned will be pro-rated based on the applicable date of termination and (ii) in the event of an NEO’s death or disability, a number of PLUs or PSUs equal to the actual number of PLUs or PSUs earned as of the date of termination will vest in accordance with the performance metrics described above generally based on actual performance (with the applicable performance period deemed to have ended as of the date of termination, and the Adjusted EBITDAC Margin Targets deemed achieved as of the date of termination).
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to
the Release of Material Nonpublic Information
The Company grants awards of stock options and Class C Units, which are profits interests that entitle the holder to a percentage of future distributions of the LLC, but only after a specified return threshold is met. Despite the fact that the Class
C Units do not require the payment of an exercise price, they are most similar economically to stock options and are generally categorized as an instrument with an “option-like feature.” While the Company does not have a written policy regarding its equity grants, it is the Company’s practice to make grants no more than once per quarter and for each quarterly grant of equity to be effective on the third business day following the announcement of earnings for that quarter or as soon thereafter as is reasonably practicable under the circumstances.
Neither the Board nor the Compensation and Governance Committee seeks to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed. During the fiscal year ended December 31, 2024, we did not award any stock options or Class C Units to our NEOs.
Stock Ownership Guidelines
The Board adopted stock ownership guidelines that apply to all of our executive officers. The guidelines require our Chief
Executive Officer to accumulate Company stock with a value equivalent to six times their annual base salary and all other executive officers are required to accumulate Company stock with a value equivalent to four times their annual base salary, all within five years of the adoption of the requirement or within five years of being appointed as an executive officer of the

2024 Proxy Statement 56

Company. If an executive officer does not hold sufficient shares of the Company’s stock to meet the guideline requirements, they will then be required to hold 100% of their current Company stock plus any future grants until they have met the requirement.
The guidelines were adopted on June 7, 2022, such that each executive officer serving at that time has until June 7, 2027 to meet the guidelines. For all other executive officers, the required compliance date is based on the date that such individual became an executive officer of the Company.
Each of our executive officers’ respective compliance date is set forth in the table below:

Executive Officer	Stock Ownership Guidelines Compliance Date

Patrick G. Ryan	June 7, 2027
Timothy W. Turner	June 7, 2027
Jeremiah R. Bickham	June 7, 2027
Janice M. Hamilton	October 1, 2029
Michael L. Conklin	August 14, 2028
Mark S. Katz	June 7, 2027
Brendan M. Mulshine	June 7, 2027
Benjamin M. Wuller	October 30, 2029
Accordingly, all of our executive officers are currently in compliance with the guidelines.
Other Benefits for Named Executive Officers
Employee Welfare Benefit Plans
Our NEOs are eligible to participate in the medical, life insurance, and other welfare benefits available to all other colleagues. There are no special medical plans or other welfare plans for our NEOs.
Retirement Benefits
We have not maintained, and do not currently maintain, a defined benefit pension plan. We currently make available a retirement plan intended to provide benefits under Section 401(k) of the Internal Revenue Code, pursuant to which employees (including our NEOs) may elect to defer a portion of their compensation on a pre-tax or post-tax basis and have it contributed to the plan. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. We have historically matched 50% of elective deferrals up to a maximum per participant per calendar year. All employee contributions to our 401(k) plan are 100% vested at all times.
Employer contributions vest over three years, such that all employer contributions to our 401(k) plan are fully vested for employees who remain employed by us for at least three years. All contributions under our 401(k) plan are subject to certain annual dollar limitations in accordance with applicable laws, which are periodically adjusted for changes in the cost of living.
Matching employer contributions are not guaranteed for any year.
We also sponsor the Ryan Specialty Nonqualified Deferred Compensation Plan (the “Nonqualified Deferred Compensation
Plan”), which allows certain highly compensated employees to defer a portion of their base salary and STI bonus to a later date pursuant to an advance deferral election. As of December 31, 2024, none of our NEOs have participated in the
Nonqualified Deferred Compensation Plan.
Our LTI awards granted at the IPO provide for continued vesting on their original vesting schedule (or, in the case of RLUs granted in connection with the IPO, accelerated vesting) in the case of a Qualified Retirement. See “Long-Term Incentive
Compensation — Treatment of Long-Term Incentive Upon a Termination of Employment” above for more information.

2024 Proxy Statement 57

Severance Plan
The Compensation and Governance Committee believes that severance benefits are a necessary component of a competitive compensation program because they minimize distraction and ensure continuity during times of uncertainty or transition, including during a change in control. In certain circumstances, such benefits are consideration for an executive’s agreement not to compete. Set forth below is a summary of the termination arrangements we have with our NEOs. All NEOs are participants in the Executive Severance Plan (the “Severance Plan”) as further described below.
Under the Severance Plan, the Company will provide different benefits depending on whether the severance to be provided relates to a qualifying termination within six months prior to, or 18 months following, a “Change in Control” (as defined in the
Severance Plan) (a “Change-in-Control Termination”) or a termination outside of such time period (a “Non-Change-in-Control
Termination”). For a qualifying termination, our NEOs will be entitled to the following benefits:

	Non-Change-in Control Termination	Change-in-Control Termination
Qualifying Termination	Termination without cause or by employee for good reason	Termination without cause or by employee for good reason
Cash Severance	Executive Chairman and CEO: 1.5 X Base Salary and Target Bonus All other NEOs: 1.0 X Base Salary and Target Bonus	All NEOs: 2.0 X Base Salary and Target Bonus
Pro-Rata Bonus in Year of Termination	Pro-rated and paid at the end of the period based on actual performance	Pro-rated and paid in a lump sum following the qualifying termination based on Target Bonus
Equity Award Acceleration	The treatment of unvested equity incentive awards is determined in accordance with the terms of the applicable award agreement
All unvested equity incentive awards that
vest solely based on continued
employment will accelerate and vest and
the treatment of unvested PLUs and
PSUs will be determined in accordance
with the terms of the applicable award
agreement

Benefits	Health and welfare benefits will be provided for: •18 Months for the Executive Chairman and CEO •12 Months for all other NEOs	Health and welfare benefits will be provided for: •24 Months for all NEOs
Restrictive Covenants	Post-employment non-compete and non-solicit for: •18 Months for the Executive Chairman and CEO •12 Months for all other NEOs	Post-employment non-compete and non- solicit for: •24 Months for all NEOs
For additional details on payments that may be due to our NEOs in certain termination scenarios, see “Compensation
Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change of Control.”
Compensation Decision Process and Methodology
Role of the Compensation and Governance Committee
The Compensation and Governance Committee is responsible for evaluating the compensation levels for each of our NEOs and for administering the Company’s executive compensation program. The Compensation and Governance Committee reviews and approves all components of executive compensation for our NEOs, including our CEO. In addition, each year the Compensation and Governance Committee reviews and approves the corporate goals and key objectives related to our
NEOs’ compensation, evaluates their performance in light of those goals and objectives, and determines and approves their compensation, including for our CEO. Each year the Compensation and Governance Committee also reviews, among other things, proxy season trends and stockholder feedback and the compensation risk assessment. The Compensation and

2024 Proxy Statement 58

Governance Committee also reviews talent, culture, diversity, equity, and inclusion initiatives; as well as its charter and annual calendar.
Compensation Risk Analysis
In reviewing the Company’s pay programs, the Compensation and Governance Committee considers whether the programs encourage unnecessary or excessive risk taking that might have an adverse impact on the Company. At the request of the committee, the Company’s independent compensation consultant, Frederic W. Cook & Co. (“FW Cook”), assisted the committee in completing the annual compensation risk assessment of the Company’s compensation programs. The risk assessment included a review of the design and features of the Company’s incentive compensation programs in place, as well as an evaluation of program structure and philosophy, design characteristics, performance management, and governance practices relative to compensation risk factors. The compensation risk assessment resulted in FW Cook and the
Compensation and Governance Committee agreeing that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Role of External Compensation and Governance Committee Consultant
The Compensation and Governance Committee has the independent authority to hire external consultants as well as the sole authority to retain and terminate the services of its consultant. As noted, in 2024 the committee engaged FW Cook as its independent consultant.
During the course of 2024, FW Cook worked directly under the guidance of the Compensation and Governance Committee, in cooperation with management, to assist the committee with executing its executive compensation-related responsibilities.
In such role, the Compensation and Governance Committee’s consultant served as an objective third-party advisor in assessing the reasonableness of compensation levels and the appropriateness of the design of the evolving compensation program structure in supporting the current and future business strategy and human resource objectives. FW Cook attended four of the five formal meetings of the Compensation and Governance Committee during 2024.
During 2024, FW Cook supported the Compensation and Governance Committee by assisting with the design and administration of the Company’s executive compensation pay practices, including:
•reviewing and providing input on the peer group used to benchmark executive pay;
•assessing the market pay data used to inform 2024 pay decisions;
•providing input on the pay decisions for the Company’s executive officers, including pay mix and levels;
•reviewing and providing input on the Company’s STI and LTI plan designs;
•preparing the Company’s compensation risk assessment;
•reviewing and providing input on the Company’s compensation philosophy;
•providing a review and recommendation for non-employee director compensation; and
•keeping the Compensation and Governance Committee informed of changes in the regulatory or governance environment for executive compensation issues.
The Compensation and Governance Committee was provided compensation market data and analysis from FW Cook. The committee used that data and analysis to ensure that the compensation practices were consistent with the compensation philosophy and objectives for both the amount and composition of executive compensation. Based on the data and analysis provided by FW Cook, as well as information from management and outside counsel, the committee applied business judgment in recommending and approving compensation awards, taking into account the dynamic nature of the businesses and the adaptability and response required by senior leadership to manage change.
Other than serving as the consultant to the Compensation and Governance Committee, FW Cook provides no other services to the Company. The committee determined that, based on the factors specified in the NYSE listing rules, FW Cook’s services produced no conflicts of interest, and it is an independent advisor to the Compensation and Governance
Committee.
Role of our CEO and Management
Our CEO does not participate in the Compensation and Governance Committee’s determination of his own compensation.
He does, however, make recommendations to the committee for each of the other NEOs. The CEO bases these recommendations on overall Company financial performance for the fiscal year as described above along with his informed assessment of each NEO’s individual performance and contributions. The Compensation and Governance Committee

2024 Proxy Statement 59

reviews and considers the CEO’s recommendations, makes adjustments, if any, as it determines appropriate, and approves compensation in its sole discretion.
Use of Peer Company Data
In making its determinations for fiscal year 2024, the Compensation and Governance Committee considered publicly available information of a select group of peer companies as well as survey data from the Company’s compensation surveys to inform the pay levels and structures for the Company’s executives. All compensation data used was supported by FW
Cook as the Compensation and Governance Committee’s independent compensation consultant.
The peer group was selected by the Compensation and Governance Committee, in consultation with FW Cook and input from management, on the comparability of the business operations of potential peer group companies, including reasonably comparable size (based on revenue and market capitalization) and industry. Information about the peer group companies was used to inform decisions regarding pay levels and mix and program design.
For conducting a competitive assessment of the compensation levels for the Company’s executives for fiscal year 2024, the
Compensation and Governance Committee approved the below peer group of 16 companies. The companies are the same as the prior year peer group list.

•Aon PLC •Argo Group International Holdings, Ltd. •Arthur J. Gallagher & Co. •AXIS Capital Holdings Limited •Brown & Brown, Inc. •BRP Group, Inc. •CBIZ, Inc. •Crawford & Co.	•Erie Indemnity Company •Goosehead Insurance, Inc. •Hanover Insurance Group, Inc. •Marsh & McLennan Companies, Inc. •Primerica, Inc. •RLI Corp. •Selective Insurance Group, Inc. •Willis Towers Watson PLC

2024 Proxy Statement 60

COMPENSATION COMMITTEE REPORT
This report is submitted by the Compensation and Governance Committee to the stockholders of Ryan Specialty Holdings,
Inc. The Compensation and Governance Committee consists solely of non-employee directors who are independent, as determined by the Board in accordance with the Company’s guidelines and NYSE listing standards.
The Compensation and Governance Committee has reviewed, and discussed with management, the Compensation
Discussion and Analysis contained in this Proxy Statement, and based on this review and discussion, recommended to the
Board that it be included in this Proxy Statement.
Submitted by the Compensation and Governance Committee of the Board of Directors of Ryan Specialty Holdings, Inc.
D. Cameron Findlay (Chair)
Henry S. Bienen
Anthony J. Kuczinski
Robert Le Blanc
John W. Rogers, Jr.

2024 Proxy Statement 61

EXECUTIVE COMPENSATION:
COMPENSATION TABLES AND DISCLOSURE
Summary Compensation Table
The following table sets forth the total compensation earned for services rendered in 2024 by Patrick G. Ryan (former CEO),
Timothy W. Turner (CEO), Jeremiah R. Bickham (former CFO), Janice M. Hamilton (CFO), and the Company’s three other most highly compensated executive officers, collectively our NEOs, for the fiscal year ended December 31, 2024.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)(4)	All Other Compen- sation ($)(5)	Total ($)

Patrick G. Ryan	2024	1,375,000	—	—	—	2,597,237	13,014	3,985,251
Founder and Executive Chairman of the Board	2023	1,375,000	—	—	—	2,870,450	11,250	4,256,700
	2022	1,375,000	—	—	—	3,093,745	10,250	4,478,995
Timothy W. Turner	2024	1,200,000	—	2,470,256	—	2,266,679	11,500	5,948,435
Chief Executive Officer	2023	1,200,000	194,880	—	—	2,505,120	47,529	3,947,529
	2022	1,200,000	—	729,620	—	2,699,996	68,836	4,698,452
Jeremiah R. Bickham	2024	649,045	—	2,349,097	—	1,275,007	12,940	4,286,089
President	2023	600,019	85,550	—	—	939,450	11,250	1,636,269
	2022	600,019	—	191,501	—	1,012,531	10,250	1,814,301
Janice M. Hamilton	2024	429,845	850,005	2,756,259	—	—	12,940	4,698,451
Chief Financial Officer

Michael L. Conklin	2024	560,000	—	2,626,396	—	793,338	12,940	3,992,674
EVP and Chief Human Resources Officer

Brendan M. Mulshine	2024	685,011	—	926,346	—	970,437	13,174	2,594,968
EVP and Chief Revenue Officer	2023	673,472	—	—	1,499,997	1,072,522	51,398	3,297,389
	2022	625,010	—	128,248	—	1,054,703	61,781	1,869,742
Benjamin M. Wuller	2024	725,962	—	2,349,097	—	1,839,399	12,940	4,927,398
CEO Ryan Specialty Underwriting Managers

(1)On October 1, 2024, Patrick G. Ryan, our Founder and our CEO since our inception, became our Executive Chairman and therefore was a former CEO during the 2024 reporting period. Jeremiah R. Bickham, our CFO since our IPO in 2021, became our President and therefore was a former CFO during the 2024 reporting period. Ms. Hamilton and Messrs. Conklin and Wuller were not NEOs prior to 2024.
(2)The amount reported in this column for 2024 for Ms. Hamilton is for her discretionary bonus awarded by the Compensation and
Governance Committee. She will commence participation in the Executive Incentive Corporate STI Plan in 2025.
(3)Other than for Mr. Conklin, the amounts reported in this column for 2024 represent the aggregate grant date fair value of the PLUs or
PSUs calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The estimated fair value of each grant of
PLUs or PSUs is established on the date of grant using a Monte Carlo simulation model in a manner that is consistent with generally accepted valuation principles. The value ultimately realized by the executive upon the actual vesting of the award may or may not be equal to the FASB ASC Topic 718 determined value. For Mr. Conklin, the amounts reported in this column represent the aggregate grant date fair value of the 2024 RSUs ($1,999,973) and the aggregate grant date fair value of the PSUs ($629,423) each as calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in calculating the grant date fair value reported for the respective PLUs, PSUs, or RSUs in this column are set forth in Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. The value of the PSUs or PLUs on the grant date, assuming achievement of the maximum performance level of 150% would be: Mr. Turner - $3,705,384; Mr. Bickham -
$3,523,633; Ms. Hamilton - $4,134,410; Mr. Conklin - $939,634; Mr. Mulshine - $1,389,531; and Mr. Wuller - $3,523,633.

2024 Proxy Statement 62

(4)The amounts reported in this column for 2024 reflect the short-term incentive bonus for each NEO, other than Ms. Hamilton, determined pursuant to the performance metrics set by the Compensation and Governance Committee. See “Compensation
Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay Philosophy — Short-Term Incentive
Compensation” for additional information. Bonuses were paid in early 2025.
(5)Amounts reported in this column for “All Other Compensation” in 2024 include, for (i) Mr. Ryan, Company contributions under our
401(k) plan of $12,476 and the incremental cost to the Company of personal travel expenses of $538, (ii) Mr. Turner, Company contributions under our 401(k) plan of $11,500, (iii) Mr. Bickham, Company contributions under our 401(k) plan of $12,940, (iv) Ms.
Hamilton, Company contributions under our 401(k) plan of $12,940, (v) Mr. Conklin, Company contributions under our 401(k) plan of
$12,940, (vi) Mr. Mulshine, Company contributions under our 401(k) plan of $12,636 and the incremental cost to the Company of personal travel expenses of $538, and (vii) Mr. Wuller, Company contributions under our 401(k) plan of $12,940. On occasion, guests of Mr. Ryan and Mr. Turner also may accompany them, at no incremental cost to the Company, on chartered aircraft used for business purposes.
Grants of Plan-Based Awards
The following table sets forth the grants of plan-based awards made to our NEOs during 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Patrick G. Ryan	2/23/2024	—	2,750,000	4,125,000
Timothy W. Turner	2/23/2024	—	2,400,000	3,600,000
	3/1/2024				75,930	101,240	151,860		2,470,256
Jeremiah R. Bickham	2/23/2024	—	1,350,000	2,025,000
	3/1/2024				71,185	94,913	142,369		2,349,097
Janice M. Hamilton	11/4/2024				47,456	63,275	94,913		2,756,259
Michael L. Conklin	2/23/2024	—	840,000	1,260,000
	3/1/2024				18,983	25,310	37,965		629,423
	3/15/2024							38,182	1,999,973
Brendan M. Mulshine	2/23/2024	—	1,027,517	1,541,276
	3/1/2024				28,474	37,965	56,948		923,346
Benjamin M. Wuller	2/23/2024	—	1,500,000	2,250,000
	3/1/2024				71,185	94,913	142,369		2,349,097
(1)Represents the short-term incentive bonus for 2024 for each NEO, other than Ms. Hamilton whose bonus for 2024 was discretionary.
There is no threshold value associated with these short-term bonuses. See the column captioned “Non-Equity Incentive Plan
Compensation” in the Summary Compensation Table for actual payout amounts in the 2024 fiscal year.
(2)Amounts represent grants of PSUs or PLUs made in 2024. These awards cliff vest on April 1, 2029 if the performance criteria are met. See “Compensation Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay Philosophy —
Long-Term Incentive Compensation” for our discussion on the PLUs and PSUs.
(3)Each RSU vests into an equivalent number of shares of Class A common stock. The award vests in equal installments on each of
April 1, 2025, 2026, 2027, 2028, and 2029, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement.
(4)Amounts in this column represent the aggregate grant date fair value of the respective PLUs, PSUs, or RSUs calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in calculating the grant date fair value reported for the respective PLUs, PSUs, or RSUs in this column are set forth in Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

2024 Proxy Statement 63

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the options and share-based awards held by our NEOs as of December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Patrick G. Ryan	—
Timothy W. Turner	7/22/2021(3)	387,942		23.34	n/a
	3/18/2022(4)					6,978	447,708
	3/1/2024(5)							151,860	9,743,338
Jeremiah R. Bickham	7/22/2021(6)	66,666	600,001	23.34	n/a
	7/22/2021(7)	8,004	16,010	23.34	n/a
	3/18/2022(4)					1,831	117,477
	3/1/2024(5)							142,369	9,134,395
Janice M. Hamilton	7/22/2021(8)					52,389	3,361,278
	7/22/2021(7)	9,439	18,879	23.34	n/a
	3/18/2022(4)					458	29,385
	11/4/2024(5)							94,913	6,089,618
Michael L. Conklin	3/1/2024(5)							37,965	2,435,834
	3/15/2024(9)					38,182	2,449,757
Brendan M. Mulshine	7/22/2021(7)	18,956	37,912	23.34	n/a
	3/18/2022(4)					1,226	78,660
	3/3/2023(10)		65,274	40.74	n/a
	3/1/2024(5)							56,948	3,653,784
Benjamin M. Wuller	7/22/2021(3)	64,945		23.34	n/a
	3/18/2022(4)					2,726	174,900
	3/3/2023(10)		65,274	40.74	n/a
	3/1/2024(5)							142,369	9,134,395
(1)Represents the return threshold applicable to the Class C Units. The Class C Units’ return threshold is used to determine the value of such units and, by extension, the number of shares of Class A Common Stock into which such units may be converted. The current return threshold is based on the return threshold when issued, which, pursuant to the terms of the operating agreement of the LLC, is reduced on a 1-for-1 basis for each distribution from the LLC with respect to its common units. As of December 31, 2024, the LLC has made four distributions for a total amount of $0.16 per unit with respect to its common units since each of the applicable Class C Units were issued.
(2)Amounts in this column were calculated by multiplying the number of units that have not vested by the closing price of the Company’s
Class A common stock of $64.16 as reported on the NYSE on December 31, 2024.
(3)Represents fully vested Reload Class C Units in the LLC granted in connection with the conversion of Original Units into LLC
Common Units.
(4)Represents an award of RLUs granted in March 2022. Each RLU represents the right to receive one LLC Common Unit. The RLUs vested on April 1, 2025.
(5)Represents the grant of PSUs or PLUs which vest on April 1, 2029, the date that the Compensation and Governance Committee ratifies the satisfaction of the performance metrics for the performance periods ending December 31, 2027 and December 31, 2028, subject to continued employment through January 1, 2029. The number reflects the maximum number of PSUs or PLUs that may vest if the maximum level of performance is achieved and the dollar value reflects such maximum number of PLUs or PSUs multiplied by the closing price of the Company’s Class A common stock of $64.16 as reported on the NYSE on December 31, 2024.
(6)Represents Staking Class C Units in the LLC. These Staking Class C Units vest 10% on each July 22, 2024 through July 22, 2030 and 30% on July 22, 2031, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement.

2024 Proxy Statement 64

(7)Represents Reload Class C Units in the LLC granted in connection with the conversion of Original Units into LLC Common Units.
These Reload Class C Units vested or vest equally on each of July 22, 2024, 2025, and 2026, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement.
(8)Represents Staking RLUs in the LLC. 5,821 Staking RLUs vest on each July 22, 2025 through July 22, 2030 and 17,463 Staking
RLUs vest on July 22, 2031, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement.
(9)Represents RSUs granted to Mr. Conklin on March 15, 2024. Each RSU represents the right to receive one share of Class A
Common Stock. The RSUs vest in equal annual installments on April 1, 2025 through April 1, 2029, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement.
(10)Represents Class C Units in the LLC granted on March 3, 2023. These Class C Units vest in equal annual installments on April 1,
2026 through April 1, 2030, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement.
Option Exercises and Shares Vested
The following table sets forth the vesting of RLUs held by our NEOs during 2024.

	Share-Based Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)

Patrick G. Ryan	—	—
Timothy W. Turner(1)	6,979	387,335
Jeremiah R. Bickham(1)	1,832	101,676
Janice M. Hamilton(2)	6,279	358,788
Michael L. Conklin	—	—
Brendan M. Mulshine(1)	1,227	68,099
Benjamin M. Wuller(1)	2,726	151,293
(1)Number of Shares Acquired on Vesting represent the number of shares of the 2022 RLUs that vested on April 1, 2024. The Value
Realized on Vesting equals the closing price of the Company’s Class A common stock as reported on the NYSE on the trading day immediately prior to the vesting date, or $55.50 on March 28, 2024, multiplied by the number of RLUs vested.
(2)Number of Shares Acquired on Vesting represent (i) 458 shares of the 2022 RLUs that vested on April 1, 2024 and (ii) 5,821 shares of the Staking RLUs that vested on July 22, 2024. The Value Realized on Vesting equals the closing price of the Company’s Class A common stock as reported on the NYSE on the trading day immediately prior to the vesting date, or (i) $55.50 on March 28, 2024 and
(ii) $57.27 on July 21, 2024, respectively, multiplied by the number of RLUs vested.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based
Awards Table
Named Executive Officer Employment Agreements
Agreement with Timothy W. Turner
In January 2010, we entered into an employment agreement with Mr. Turner. The agreement provided for an initial five-year term that automatically renews for successive five-year periods until terminated by either party at least 30 days prior to a renewal date. The agreement provides Mr. Turner with an annual base salary of $800,000 or such higher amount as determined by the Board, and eligibility to earn an annual target bonus of $700,000. Mr. Turner’s employment agreement also provides for a car allowance and condominium allowance, in each case, of $2,000 per month. In the third quarter of
2023, Mr. Turner voluntarily agreed to forfeit his entitlement to the car and housing allowances.
Under the terms of Mr. Turner’s employment agreement, in the event that his employment with us is terminated by us without “cause,” he will be entitled to receive, subject to his execution and non-revocation of a release of claims in favor of the Company, continued payment of his base salary through the end of the then-current five-year term. In addition, if Mr.
Turner’s employment is terminated by us without “Cause” or due to his death or disability and the applicable performance metrics are achieved, Mr. Turner will be entitled to receive a prorated portion of his annual bonus, with 50% of the estimated

2024 Proxy Statement 65

amount of such prorated bonus to be paid on July 31 of the year it is earned and the remaining portion paid on January 31 of the following year.
Under the Company’s Severance Plan, Mr. Turner would be entitled to payments in excess of those set forth in his employment agreement under certain circumstances. See “— Termination Benefits” below.
Termination Benefits
Each of our NEOs is entitled to certain payments and benefits upon a termination of employment under certain circumstances. Under the Severance Plan, severance payments and benefits are payable upon a termination without
“Cause” or for “Good Reason,” and such payments and benefits are enhanced if such termination occurs within six months prior to, or 18 months following, a “Change in Control” (such period, the “Change in Control Period”). Under the terms of the award agreements evidencing the NEOs’ LTI awards issued prior to or in conjunction with our IPO (LLC Common Units,
Stacking Class C Units, Reload Class C Units and Staking RLUs), the NEOs are eligible for continued vesting of all of the unvested units in the event their employment with us is terminated (i) by us without “Cause,” (ii) due to death or disability, or
(iii) upon a Qualified Retirement. Under the terms of the award agreements evidencing the NEOs’ LTI awards issued after our IPO (2022 RLUs, RSUs, and 2023 Class C Units), the NEOs are eligible for continued vesting (for the Class C Units) or acceleration (for the 2022 RLUs and RSUs) of (a) the next tranche of unvested 2023 Class C Units, 2022 RLUs, or RSUs, respectively, in the event their employment is terminated by us without “Cause,” or (b) all unvested 2023 Class C Units, 2022
RLUs, or RSUs, respectively, in the event their employment with us is terminated due to death or disability. Under the terms of the award agreements evidencing the NEOs’ LTI awards issued after our IPO (PSUs and PLUs), the NEOs are eligible for
(i) continued vesting of all of the unvested shares or units in the event their employment with us is terminated by us without
“Cause” or (ii) acceleration for all of the unvested shares or units in the event their employment is terminated due to death or disability. See “Long-Term Incentive Compensation — Treatment of Long-Term Incentive Upon a Termination of
Employment” above for more information.
Under the Severance Plan, in the event of a termination without “Cause” or for “Good Reason” during the Change in Control
Period, all unvested equity incentive awards that vest solely based on the NEO’s continued employment will fully accelerate and vest as of the date of such termination. For further details regarding these payments and benefits, see “— Potential
Payments to Named Executive Officers Upon Termination and/or Change of Control” below.
For purposes of the Severance Plan and the equity award agreements, “Cause” generally means, subject to notice and cure periods, any of the following: (a) any act or omission which constitutes a breach by the NEO of the terms of their employment agreement with the Company or any of its affiliates (the “Company Group”) that adversely impacts the business or reputation of the Company Group, (b) the NEO’s conviction of a felony or commission of any act that would rise to the level of a felony, (c) the NEO’s conviction or commission of a lesser crime or offense that adversely impacts or potentially could impact the business or reputation of the Company Group in a material way, (d) the NEO’s failure to meet the expected standard of performance as communicated by such NEO’s supervisor, (e) the NEO’s violation of specific lawful directives of the Company, (f) the NEO’s commission of a dishonest or wrongful act involving fraud, misrepresentation, or moral turpitude causing damage or potential damage to any member of the Company Group, (g) the NEO’s failure to perform a substantial part of his or her duties, or (h) the NEO’s breach of fiduciary duty.
For purposes of the Severance Plan and the equity award agreements, “Good Reason” generally means, subject to notice and cure periods, any of the following: (a) a reduction by more than 10% in the NEO’s base salary, other than a general reduction in base salary that affects all similarly situated employees, or failure to pay the NEO’s compensation payable under their employment agreement, or a material reduction in benefits payable under their employment agreement or any amounts otherwise vested and/or due under the Company’s employee benefit plans or employee benefit programs, (b) a reduction by more than 10% in the NEO’s target bonus opportunity, (c) during the Change in Control Period, the reduction of the NEO’s duties or responsibilities that are inconsistent in a material and adverse respect with the NEO’s position with the
Company, or (d) if the NEO is required to report regularly to an office or primary work location, the relocation of the NEO’s office or primary work location more than 50 miles from the current location.
For purposes of the Severance Plan and the equity award agreements, a “Change in Control” generally means the occurrence of any of the following: (a) any “person” (as defined in the Exchange Act) becoming the “beneficial owner” (as defined in the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities (other than pursuant to a transaction that would not be a
Change in Control pursuant to the following clause (b)), (b) a merger or consolidation of the Company or a subsidiary with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the
Company or such surviving entity or its ultimate parent company outstanding immediately after such merger or consolidation in substantially the same proportions as prior to such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities, (c) at any time, incumbent directors cease to constitute a majority of the Company’s Board (with any member of the Board being considered an incumbent director if his or her election or nomination for election to the Board is approved by a majority of the incumbent directors), or (d) a

2024 Proxy Statement 66

complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets (in one or a series of related transactions), other than to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the
Company at the time of the sale. A Change in Control will not be deemed to have occurred if Onex or one of its affiliates directly or indirectly controls the Company.
Potential Payments to Named Executive Officers Upon Termination and/or Change in
Control
The below table reflects the severance benefits that Messrs. Ryan, Turner, Bickham, Conklin, Mulshine, and Wuller and Ms.
Hamilton would have received under the Severance Plan and LTI award agreements as in effect as of December 31, 2024.

Name	Involuntary Termination(5)	Involuntary Termination — Change in Control(6)	Termination due to Death, Disability or Qualified Retirement(7)	Voluntary Resignation

Patrick G. Ryan
Cash Severance(1)	$6,187,500	$8,250,000	$—	$—
Pro-Rata Bonus(2)	2,597,237	2,750,000	—	—
Benefits Continuation(3)	—	—	—	—
Equity Acceleration(4)	—	—	—	—
Total:	8,784,737	11,000,000	—	—
Timothy W. Turner
Cash Severance(1)	5,400,000	7,200,000	—	—
Pro-Rata Bonus(2)	2,266,679	2,400,000	—	—
Benefits Continuation(3)	47,535	63,380	—	—
Equity Acceleration(4)	447,708	10,191,046	10,191,046	—
Total:	8,161,922	19,854,426	10,191,046	—
Jeremiah R. Bickham
Cash Severance(1)	2,025,000	4,050,000	—	—
Pro-Rata Bonus(2)	1,275,007	1,350,000	—	—
Benefits Continuation(3)	13,639	18,185	—	—
Equity Acceleration(4)	117,477	35,857,451	9,251,936	—
Total:	3,431,123	41,275,636	9,251,936	—
Janice M. Hamilton
Cash Severance(1)	1,500,000	3,000,000	—	—
Pro-Rata Bonus(2)	850,005	900,000	—	—
Benefits Continuation(3)	13,639	18,185	—	—
Equity Acceleration(4)	3,390,664	10,295,666	9,480,282	—
Total:	5,754,308	14,213,851	9,480,282	—
Michael L. Conklin
Cash Severance(1)	1,400,000	2,800,000	—	—
Pro-Rata Bonus(2)	793,338	840,000	—	—
Benefits Continuation(3)	27,679	55,358	—	—
Equity Acceleration(4)	489,990	4,885,592	4,885,592	—
Total:	2,711,007	8,580,950	4,885,592	—

2024 Proxy Statement 67

Name	Involuntary Termination(5)	Involuntary Termination — Change in Control(6)	Termination due to Death, Disability or Qualified Retirement(7)	Voluntary Resignation

Brendan M. Mulshine
Cash Severance(1)	1,712,527	3,425,054	—	—
Pro-Rata Bonus(2)	970,437	1,027,516	—	—
Benefits Continuation(3)	31,690	63,380	—	—
Equity Acceleration(4)	78,660	7,053,280	3,732,444	—
Total:	2,793,314	11,569,230	3,732,444	—
Benjamin M. Wuller
Cash Severance(1)	2,250,000	4,500,000	—	—
Pro-Rata Bonus(2)	1,839,399	1,500,000	—	—
Benefits Continuation(3)	32,788	43,717	—	—
Equity Acceleration(4)	174,900	10,992,776	9,309,359	—
Total:	4,297,087	17,036,493	9,309,359	—
(1)Represents cash severance payable under our Severance Plan. See “Compensation Discussion and Analysis — Severance Plan” for
more information.
(2)Represents the pro-rata bonus payment under the Severance Plan. Because the termination is assumed to have occurred on
December 31, 2024 for purposes of this disclosure, amounts are pro-rated at 100%. For a termination that occurs outside of the
Change in Control Period, the amount represents the annual bonus based on actual achievement. For a termination that occurs during the Change in Control Period, the amount represents the annual bonus based on target performance.
(3)Represents benefits continuation payments under the Severance Plan. Mr. Ryan does not receive benefits through any health, dental, or vision plan of the Company.
(4)Represents the value of equity awards held by our NEOs as of December 31, 2024, that are subject to accelerated vesting pursuant to the applicable award agreements or the Severance Plan, as applicable. The value of RSUs and RLUs is based upon the closing price of the Company’s Class A common stock of $64.16 as reported on the NYSE on December 31, 2024. The value of the Class C
Units is based on an exchange value of $66.53, which is the volume weighted average trading price of the Class A common stock for the 20 trading days preceding December 31, 2024. The value of PSUs and PLUs is determined by calculating the number of shares or units to be issued based on the achievement of the performance metrics through the date of termination and then multiplied by the closing price of the Company’s Class A common stock of $64.16 as reported on the NYSE on December 31, 2024. Pursuant to the applicable award agreements for LTI awards granted during or prior to 2024, (i) upon a termination without “Cause,” due to death or disability, or as a result of a Qualified Retirement(a) LLC Common Units, Staking Class C Units, and Reload Class C Units will remain outstanding and continue to vest pursuant to their original vesting schedule and (b) Staking RLUs will will accelerate, (ii) upon a termination without “Cause,” (A) the next tranche of the 2022 RLUs and RSUs will accelerate and the remaining tranches will be forfeited, (B) the next tranche of the 2023 Class C Units will continue to vest and the remaining tranches will be forfeited, and (C) the
PLUs or PSUs will remain outstanding and eligible to vest on the Certification Date in accordance with the performance-based metrics, but the number of PLUs or PSUs earned will be pro-rated based on the applicable date of termination, (iii) upon a termination due to death or disability, unvested 2022 RLUs, RSUs, PLUs, and PSUs will accelerate and vest in full and unvested 2023 Class C
Units will continue to vest in full. Other than during the Change in Control Period, “Good Reason” does not apply to the LLC Common
Units, Class C Units, or RLUs. Pursuant to the Severance Plan, upon a termination without “Cause” or resignation by the Named
Executive Officer for “Good Reason” during the Change in Control Period, all outstanding equity awards will fully vest. Where equity awards would remain outstanding and continue to vest pursuant to their original vesting schedule, no amounts are shown. See
“Compensation Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay Philosophy — Long Term
Incentive Compensation” for more information.
(5)Represents amounts payable upon a termination by us without “Cause” or, for purposes of cash severance and benefits continuation under the Severance Plan only, upon a resignation by the NEO for “Good Reason,” in each case, other than during the Change in
Control Period. Amounts in the “Equity Acceleration” row of this column represent amounts payable on a termination without “Cause”
only.
(6)Represents amounts and benefits payable pursuant to the Severance Plan upon a termination by us without “Cause” or upon a resignation by the Named Executive Officer for “Good Reason,” in each case, during the Change in Control Period.
(7)Represents amounts payable upon a termination due to death, disability, or a Qualified Retirement. As of December 31, 2024, only
Mr. Ryan was eligible for a Qualified Retirement.
CEO Pay Ratio
Under the SEC rules adopted pursuant to the Dodd-Frank Act of 2010, the Company is required to calculate and disclose the total compensation paid to its median paid employee, as well as the ratio of the total compensation paid to the median

2024 Proxy Statement 68

employee as compared to the total compensation paid to Mr. Turner, the Company’s CEO as of the date the median employee was selected.
We calculated our median employee’s fiscal year 2024 total compensation in accordance with the requirements of Item
402(c)(2)(x) of Regulation S-K, the same way we calculated the total compensation of our CEO as disclosed in our
Summary Compensation Table. Using this methodology, we determined that our median employee’s fiscal year 2024 total compensation was $90,828. Based on this information, we estimate that for 2024 our CEO’s annual total compensation was approximately 65 times that of the median employee’s total compensation.
Although the calculation of the ratio should be considered an estimate, we believe the ratio is a reasonable estimate calculated in a manner consistent with SEC rules (Item 402(u) of Regulation S-K). We caution stockholders and other readers against comparing our ratio to those of other companies. The SEC has stated that it did not believe a purpose of the pay ratio rule was to facilitate comparisons among companies and, in adopting the rule, the SEC stated its belief that comparability of the ratio across registrants has significant limits due to the variety of factors that could influence the ratio.
The discussion below describes our methodology for how we determined our median employee for 2024.
Determining Our Median Employee
To identify the median employee in 2024, we used our global population of regular and temporary employees, as of
December 31, 2024, comprising approximately 5,250 employees. We did not exclude any employees.
We did not annualize or otherwise adjust compensation for temporary employees and did not make any full-time adjustments for anyone. Additionally, we made no cost-of-living adjustments in our calculations. For our U.S. employee population, we collected 2024 W-2 data from our payroll system, whether employed on a full-time, part-time, or temporary basis. For our international employee population, we collected comparable paid income data from our payroll system in local currency, whether employed on a full-time, part-time, or temporary basis and then converted such amounts to U.S. dollars based upon the exchange rate published by Bloomberg for December 31, 2024. We then compiled both the U.S. and the international payroll information and used this data as our consistently applied compensation measure.
We then determined the 10 median employees based on the W-2 and international data that we collected. From that group, we removed anyone who was no longer currently employed by the Company and selected as our median employee a reasonably representative colleague who had relatively consistent employment and total compensation history.
Pay Versus Performance
The following table sets forth information concerning the compensation of our Principal Executive Officers (“PEOs”) and
other NEOs (“Non-PEO NEOs”) for each of the fiscal years ending December 31, 2024, 2023, 2022 and 2021 and our financial performance for each such fiscal year:

							Value of Initial Fixed $100 Investment Based On:
Year(1)	Summary Compen- sation Table Total for PEO Ryan ($)(2)	Compen- sation Actually Paid to PEO Ryan ($)(3)	Summary Compen- sation Table Total for PEO Turner ($)(4)	Compen- sation Actually Paid to PEO Turner ($)(5)	Average Summary Compen- sation Table Total for Non- PEO NEOs ($)(6)	Average Compen- sation Actually Paid to Non- PEO NEOs ($)(7)	Total Stock- holder Return ($)(8)	Peer Group Total Stock- holder Return ($)(9)	Net Income ($ ,000)	Organic Revenue Growth (%)(10)

2024	3,985,251	3,985,251	5,948,435	13,961,632	4,099,916	8,944,994	236	142	229,913	12.1%
2023	4,256,700	4,256,700			2,613,734	3,088,497	156	109	194,480	15.0%
2022	4,478,995	4,478,995			2,530,394	3,369,573	151	97	163,257	16.4%
2021	2,456,731	2,456,731			8,972,955	22,246,054	147	109	56,632	22.4%
(1)Only four years of compensation and performance history are provided since the Company’s IPO was on July 21, 2021.

2024 Proxy Statement 69

(2)Patrick G. Ryan was our PEO in 2021, 2022, 2023, and for part of 2024. Prior to our IPO, Mr. Ryan did not receive any salary for his role as our Chief Executive Officer.
(3)Since Mr. Ryan (our PEO through October 1, 2024) has never received incentive equity grants and the Company does not have a pension plan, Compensation Actually Paid (“CAP”) to Mr. Ryan is the same amount as reported as total compensation in our
Summary Compensation Table (“SCT”) for each year.
(4)Timothy W. Turner became our PEO on October 1, 2024.
(5)The following table provides a reconciliation calculation of our PEO (Mr. Turner) CAP back to his SCT:

Year	SCT Total	SCT Grant Date Fair Value Deduction	Year End Value of Equity Granted During Year and Unvested at End of Year	Fair Value as of Vesting Date of Equity Granted During Year and Vested During Year	Change in Fair Value of Equity Granted in Prior Year and Unvested at End of Year	Change in Fair Value of Equity Granted in Prior Year and Vested During Year	CAP

2024	$5,948,435	$(2,470,256)	$3,803,587	$—	$146,747	$6,533,119	$13,961,632
(6)Our NEOs (other than our PEOs) for 2024 included Jeremiah R. Bickham, Janice M. Hamilton, Michael L. Conklin, Brendan M.
Mulshine, and Benjamin M. Wuller. Our NEOs (other than our PEO) for 2023 and 2022 included Timothy W. Turner, Jeremiah R.
Bickham, Mark S. Katz, and Brendan M. Mulshine. Our NEOs (other than our PEO) for 2021 included Timothy W. Turner, Jeremiah R.
Bickham, Mark S. Katz, Michael T. VanAcker, and Diane M. Aigotti. Diane M. Aigotti was our Chief Financial Officer until she resigned from the Company on March 1, 2021.
(7)The following table provides a reconciliation calculation of the average Non-PEO NEOs’ CAP back to the average Non-PEO NEOs’
SCT total:

Year	Average SCT Total	SCT Grant Date Fair Value Deduction	Year End Value of Equity Granted During Year and Unvested at End of Year	Fair Value as of Vesting Date of Equity Granted During Year and Vested During Year	Change in Fair Value of Equity Granted in Prior Year and Unvested at End of Year	Change in Fair Value of Equity Granted in Prior Year and Vested During Year	Average CAP

2024	$4,099,916	$(2,201,439)	$2,888,360	$—	$3,686,548	$471,609	$8,944,994
2023	2,613,734	(374,999)	392,166	—	439,155	18,441	3,088,497
2022	2,530,394	(308,222)	367,125	—	928,526	(148,250)	3,369,573
2021	8,972,955	(4,324,316)	17,418,303	179,112	—	—	22,246,054
(8)Total Stockholder Return (“TSR”) is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The TSR is calculated from July 22, 2021, the first trading date of our
Class A Common Stock after our IPO, through the end of the applicable year.
(9)Our Peer Group TSR for the relevant fiscal year represents the cumulative TSR of the S&P 500 Financials Sector Index, consistent with the industry index used in our “Performance Graph” pursuant to Section 201(e) of regulation S-K as presented in Item 5 of our
Annual Report on Form 10-K. The Peer Group TSR is calculated from July 22, 2021, the first trading date of our Class A Common
Stock after our IPO, through the end of the applicable year.
(10)Ryan Specialty’s most important financial performance measure used to link CAP to our NEOs to Company performance for fiscal year 2024 is Organic Revenue Growth. In the first quarter of 2024 the Company modified the methodology that it uses to calculate
Organic Revenue Growth. As discussed in the section “Executive Compensation: Compensation Discussion and Analysis — Our
Executive Compensation Program in Detail — Short Term Incentive Compensation,” the Organic Revenue Growth STI targets were determined based on the original calculation methodology and therefore the actual result for Organic Revenue Growth for the year ended December 31, 2024 was presented based on the original methodology as well. We have therefore presented the original methodology in the table above and the graph below. For completeness, Organic Revenue Growth calculated based on the current calculation methodology was 12.8%, 15.4%, 16.8% and 22.9% for the years ended December 31, 2024, 2023, 2022, 2021, respectively.
Pay Versus Performance Comparative Disclosure
The below charts depict Compensation Actually Paid, calculated in accordance with Item 402(v) of Regulation S-K (“Item
402(v)”), for our PEOs and the average of our Non-PEO NEOs in relationship to various performance metrics for the same period. As discussed above, and based on our compensation philosophy, a significant amount of equity was granted to our

2024 Proxy Statement 70

executive officers as part of our IPO on July 21, 2021. In addition, each of our NEOs other than our former PEO, Mr. Ryan, received a grant of performance-based awards to further align executive comp with company performance. See “Executive
Compensation: Compensation Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay
Philosophy” for further details. The considerable increase in value of the Company’s shares of Class A common stock from the IPO to December 31, 2021 and from January 1, 2024 to December 31, 2024 is reflected in the average Compensation
Actually Paid to PEO (Turner) in 2024 and our Non-PEO NEOs in 2021 and 2024.
Compensation Actually Paid and Company Total Stockholder Return
The below chart depicts CAP to our PEOs and the average of our Non-PEO NEOs in relationship to our TSR for the same period. Our Non-PEO NEOs’ long-term incentive compensation is directly tied to the increase in value of our common stock.

Compensation Actually Paid
($ millions)
25
20
15
10
5
-
Total Stockholder Return
($)
250
225
200
175
150
125
100
75
FY
2021
FY
2022
FY
2023
FY
2024
PEO (Ryan)
PEO (Turner)
Non-PEO NEOs
TSR

Compensation Actually Paid and Net Income
The below chart depicts CAP to our PEOs and the average of our Non-PEO NEOs in relationship to our Net Income for the same period. The Company does not use net income as a performance measure in its overall executive compensation program.

Compensation Actually Paid ($ millions)
25
20
15
10
5
-
Net Income ($ millions)
250
200
150
100
50
-
FY 2021
FY 2022
FY 2023
FY 2024
PEO (Ryan)
PEO (Turner)
Non-PEO NEOs
Net Income

2024 Proxy Statement 71

Compensation Actually Paid and Organic Revenue Growth
The below chart depicts CAP to our PEOs and the average of our Non-PEO NEOs in relationship to our Organic Revenue
Growth (based on our original calculation methodology) for the same period. The Company first directly aligned short-term incentive compensation with Organic Revenue Growth in 2022, where 35% of each NEO’s short-term incentive compensation was tied to our Organic Revenue Growth performance and such alignment continued in 2023 and 2024. See
“Executive Compensation: Compensation Discussion and Analysis — Our Executive Compensation Program in Detail —
Our Pay Philosophy — Short-Term Incentive Compensation” for further details. An Organic Revenue Growth CAGR also forms an achievement floor for the PSUs and PLUs that were granted to each of our NEOs, other than Mr. Ryan, in 2024.

25
20
15
10
5
-
Compensation Actually Paid ($ millions)
25%
20%
15%
10%
5%
0%
Organic Revenue Growth (%)
FY 2021
FY 2022
FY 2023
FY 2024
PEO (Ryan)
PEO (Turner)
Non-PEO NEOs
Organic Revenue Growth

Company TSR and Peer Group TSR
As demonstrated by the following graph, the Company’s TSR increased 136% over the presented period in the table, while the Company’s peer group TSR increased 42% over the same period. The Company’s TSR generally outperformed the peer group during the period presented in the table, representing the Company’s superior financial performance as compared to the S&P 500 Financials Sector Index.

$250
$225
$200
$175
$150
$125
$100
$75
Jul. 21, 2021
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
TSR
Peer Group TSR

Pay Versus Performance Tabular List
For the fiscal year ending December 31, 2024, the most important financial performance measures used to link
Compensation Actually Paid to our NEOs to Company performance were Organic Revenue Growth, Adjusted EBITDAC
Margin, and TSR. Our NEOs’ total compensation is heavily weighted towards short and long-term performance with

2024 Proxy Statement 72

performance goals aligned with our stockholders’ interests. Each NEO’s short-term incentive compensation is primarily determined by Organic Revenue Growth and Adjusted EBITDAC Margin. See “Executive Compensation: Compensation
Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay Philosophy —Short-Term Incentive
Compensation” for further detail. Most of our NEOs have significant long-term equity incentive grants that vest over 5 or 10 years and as a result their actual compensation is directly tied to TSR. In addition, each of our NEOs, other than Mr. Ryan, received a grant of performance-based awards (PLUs or PSUs) the value of which is tied to TSR after achieving a minimum
Organic Revenue Growth CAGR and Target Adjusted EBITDAC Margin. See “Executive Compensation: Compensation
Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay Philosophy —Long-Term Incentive
Compensation” for further detail.

Most Important Financial Performance Measures
Organic Revenue Growth
Adjusted EBITDAC Margin
Total Stockholder Return
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information, as of December 31, 2024, about the securities authorized for issuance under the
Company’s equity compensation plans, categorized according to whether the equity plan was previously approved by stockholders.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Shares Remaining Available for Future Issuance(3)

Equity Compensation Plans Approved by Security Holders	34,613,006	$24.60	20,460,284
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	34,613,006	24.60	20,460,284
(1)These amounts include the number of securities to be issued upon exercise, conversion, or settlement of 4,219,083 outstanding
Options, 6,212,136 outstanding Class C Units, 18,503,194 outstanding LLC Common Units, 1,980,250 outstanding RLUs, 5,123,786 outstanding RSUs. 487,218 outstanding PLUs, and 366.996 outstanding PSUs. The 6,212,136 outstanding Class C Units could have been exchanged for 3,932,479 shares of Class A common stock on December 31, 2024, based on an exchange value of $66.53, which is the volume weighted average trading price of the Class A common stock for the 20 trading days preceding December 31,
2024.
(2)The weighted average exercise price does not include outstanding LLC Common Units, RSUs, RLUs, PLUs, and PSUs which do not have an associated exercise price. Calculated without regard to the shares that will be issued in connection with the settlement of
RSUs, RLUs, PLUs, or PSUs, or the conversion of LLC Common Units, the weighted-average exercise price is $24.60.
(3)Represents the number of securities remaining available under the Ryan Specialty Holdings, Inc. 2021 Omnibus Incentive Plan (the
“Omnibus Plan”) as of December 31, 2024. Beginning January 1, 2022, and on each January 1 thereafter through and including
January 2031, the total number of shares available for issuance under the Omnibus Plan shall automatically increase by an amount equal to the lesser of (i) 2% of the outstanding shares of Class A and Class B common stock on the last day of the immediately preceding year or (ii) an amount determined by the Board.

2024 Proxy Statement 73

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth information about the beneficial ownership of our Class A common stock and Class B common stock as of March 31, 2025, for:
•each person or group known to us who beneficially owns more than 5% of our Class A common stock or Class B common stock;
•each of our directors and each of our NEOs; and
•all of our directors and executive officers as a group.
The number of shares of Class A common stock and Class B common stock beneficially owned, and the percentages of beneficial ownership, set forth below are based on 126,032,889 shares of Class A common stock issued and outstanding and 135,957,649 shares of Class B common stock issued and outstanding on March 31, 2025. These numbers exclude
135,957,649 shares of Class A common stock issuable in exchange for the same number of LLC Common Units and for the cancellation on a one-to-one ratio of the related shares of our Class B common stock. If all outstanding LLC Common Units were exchanged and all outstanding shares of Class B common stock were canceled as of March 31, 2025, we would have
261,990,538 shares of Class A common stock outstanding.

Name of Beneficial Owner(1)	Shares of Class A Common Stock(2)	% of Class A Common Stock Outstanding	Shares of Class B Common Stock	% of Class B Common Stock Outstanding	% of Combined Voting Power(3)

5% Stockholders:
Patrick G. Ryan(4)	15,374,941	12.2%	112,048,184	82.4%	76.5%
The Vanguard Group(5)	9,397,569	7.5%	—	*	*
BlackRock, Inc.(6)	9,294,486	7.4%	—	*	*
Capital World Investors(7)	6,588,460	5.2%	—	*	*
Named Executive Officers, Directors and Director Nominees:
Patrick G. Ryan(4)	15,374,941	12.2%	112,048,184	82.4%	76.5%
Timothy W. Turner(8)	8,095	*	2,163,164	1.6%	1.5%
Henry S. Bienen(9)	51,905	*	—	*	*
David P. Bolger(10)	88,967	*	—	*	*
Michelle L. Collins(11)	11,139	*	—	*	*
Francesca Cornelli(12)	2,297	*	—	*
Nicholas D. Cortezi(13)	2,697	*	4,308,271	3.2%	2.9%
D. Cameron Findlay(14)	100,902	*	—	*	*
Anthony J. Kuczinski	1,692	*	—	*
Robert Le Blanc	—	*	—	*	*
Michael D. O’Halleran(15)	812,835	*	—	*	*
John W. Rogers, Jr.(16)	102,353	*	—	*	*
Patrick G. Ryan, Jr. (17)	654,428	*	5,574,738	4.1%	3.8%
Jeremiah R. Bickham(18)	1,078	*	231,339	*	*
Michael L. Conklin(19)	7,637	*	—	*	*
Janice M. Hamilton(20)	4,442	*	142,284	*	*
Brendan M. Mulshine(21)	74,592	*	675,461	*	*
Benjamin M. Wuller(22)	92,577	*	441,206	*	*
All executive officers and directors as a group (19 individuals)(23)	16,738,149	13.3%	120,052,781	88.3%	81.9%
*Denotes less than 1%

2024 Proxy Statement 74

(1)Unless otherwise noted below, the address for each beneficial owner listed on the table is 155 North Wacker Drive, Suite 4000,
Chicago, Illinois 60606. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table above have sole voting and investment power with respect to all Class A common stock and Class B common stock that they beneficially own, subject to applicable community property laws.
(2)The reported amount does not reflect shares of Class A common stock issuable on account of vested Class C Units, which are redeemable by the holder for either, at the option of the Company, cash or a number of Common Units (which are immediately redeemed on a one-for-one basis for shares of Class A Common Stock), determined by reference to (i) the Class C Units’ return threshold and (ii) adjustments for certain prior distributions made with respect to such Class C Units.
(3)Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to 10 votes per share. Each share of Class B common stock then outstanding will be entitled to one vote per share (i) 12 months following the death or disability of Patrick G. Ryan or (ii) the first trading day on or after such date that the outstanding shares of Class B common stock represent less than 10% of the then-outstanding Class A and Class B common stock, which, in each instance, may be extended to 18 months upon affirmative approval of a majority of the Company’s independent directors. The Class A common stock and Class
B common stock will vote as a single class on all matters except as required by law or the Certificate.
(4)Amounts include 13,424,755 shares of Class A common stock and 91,353,821 shares of Class B common stock beneficially owned by Mr. Ryan and his spouse and 1,950,186 shares of Class A common stock and 20,694,363 shares of Class B common stock beneficially owned and attributed to Mr. Ryan and his spouse pursuant to certain trusts, entities, and accounts managed by, or for, the benefit of family members and others.
(5)Number of shares held are derived from the Schedule 13-G/A filed with the Securities and Exchange Commission on February 13,
2024, as reported by The Vanguard Group (“Vanguard”). The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania
19355. Vanguard reports sole dispositive power with respect 9,237,983 of the shares of Class A common stock reported, shared voting with respect to 54,534 of the shares of Class A common stock reported, and shared dispositive power with respect to 159,586 of the shares of Class A common stock reported.
(6)Number of shares held are derived from the Schedule 13-G filed with the Securities and Exchange Commission on November 8,
2024, as reported by BlackRock, Inc. (“BlackRock”). The address for BlackRock is 50 Hudson Yards, New York, New York 10001.
BlackRock reports sole dispositive power with respect to all 9,294,486 of the shares of Class A common stock reported, sole voting power with respect to 9,081,054 of the shares of Class A common stock reported, and no shared dispositive or voting power with respect of the shares of Class A common stock reported.
(7)Number of shares held are derived from the Schedule 13-G filed with the Securities and Exchange Commission on November 13,
2024, as reported by Capital World Investors (“Capital World”). The address for Capital World is 333 South Hope Street, 55th Floor,
Los Angeles, California 90071.
(8)Includes 6,978 shares of Class B common stock and an equal number of LLC Common Units which are issuable upon the vesting of an equal number of RLUs that vest within 60 days of March 31, 2025. The remaining shares of Class B common stock and the shares of Class A common stock are held by Mr. Turner individually.
(9)All shares of Class A common stock are held in trusts beneficially owned and attributed to Mr. Bienen and his spouse.
(10)Includes 12,500 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. The remaining shares of Class A common stock are held in a trust beneficially owned and attributed to Mr.
Bolger.
(11)Includes 8,139 RSUs that were fully vested upon grant for which the director has elected to defer settlement until her separation from service on the Board. The remaining shares of Class A common stock are held by Ms. Collins individually.
(12)Includes 2,297 RSUs that were fully vested upon grant for which the director has elected to defer settlement until her separation from service on the Board.
(13)Includes 2,697 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. The shares of Class B common stock are held in trusts beneficially owned and attributed to Mr. Cortezi.
(14)Shares of Class A common stock are held by Mr. Findlay individually and by Mr. Findlay and his spouse jointly.
(15)Includes 12,500 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. The remaining shares of Class A common stock are held by Mr. O’Halleran individually and in a trust beneficially owned and attributed to Mr. O’Halleran.
(16)Includes 7,190 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. The remaining shares of Class A common stock are held by Mr. Rogers individually.
(17)Includes 252,460 shares of Class A common stock beneficially owned by Mr. Ryan, Jr. and his spouse, 400,695 shares of Class A common stock and 5,574,738 shares of Class B common stock beneficially owned and attributed to Mr. Ryan, Jr. and his spouse pursuant to trusts for the benefit of his family members, and 1,273 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. All shares and percentages reported for Mr. Ryan, Jr. are duplicative and included in the share counts and percentages for Patrick G. Ryan, represented in the table above and footnote (4)
thereto, who exercises voting power over the equity held by Mr. Ryan Jr.
(18)Includes 1,831 shares of Class B common stock and an equal number of LLC Common Units which are issuable upon the vesting of an equal number of RLUs that vest within 60 days of March 31, 2025. The remaining shares of Class B common stock and the shares of Class A common stock are held by Mr. Bickham individually.
(19)Includes 7,637 shares of Class A common stock issuable upon vesting of an equal number of RSUs that vest within 60 days of March
31, 2025.

2024 Proxy Statement 75

(20)Includes 458 shares of Class B common stock and an equal number of LLC Common Units which are issuable upon the vesting of an equal number of RLUs that vest within 60 days of March 31, 2025. The remaining shares of Class B common stock and the shares of
Class A common stock are held by Ms. Hamilton individually.
(21)Includes 1,226 shares of Class B common stock and an equal number of LLC Common Units which are issuable upon the vesting of an equal number of RLUs that vest within 60 days of March 31, 2025. The remaining shares of Class B common stock are held by Mr.
Mulshine individually and the shares of Class A common stock are jointly held by Mr. Mulshine and his spouse.
(22)Includes 2,726 shares of Class B common stock and an equal number of LLC Common Units which are issuable upon the vesting of an equal number of RLUs that vest within 60 days of March 31, 2025. The remaining shares of Class B common stock and the shares of Class A common stock are held by Mr. Wuller individually.
(23)Includes (a) 45,323 RSUs that were fully vested upon grant for which directors have elected to defer settlement until such time as the individual director’s separation from service on the Board, (b) 14,974 shares of Class B common stock and an equal number of LLC
Common Units issuable upon the vesting of an equal number of RLUs that vest within 60 days of March 31, 2025, and (c) 7,637
RSUs that vest into an equivalent number of shares of Class A common stock within 60 days of March 31, 2025. The remaining shares of Class A common stock and Class B common stock are held directly by the directors or officers other than as specified in the notes above. The shares of Class A common Stock and Class B common stock held by Patrick G. Ryan, Jr. have been excluded from the total since they are duplicative and included in the share counts and percentages for Patrick G. Ryan who exercises voting power over the equity held by Mr. Ryan Jr.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC reports on Forms 3, 4, and 5 concerning their ownership of, and transactions in, the Class A common stock and other equity securities of the Company.
As a practical matter, the Company assists its directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on the Company’s review of copies of such reports filed with the SEC and written representations that no other reports are required, the Company believes that all of its executive officers, directors, and those greater-than-10% stockholders that filed any reports for the year ended December 31, 2024 reported all transactions on a timely basis, with the exception of one Form 4 filing for each of Messrs. Bolger and Cortezi. Mr. Bolger's filing, which disclosed the exchange of Class A common stock for ownership of equity in a diversified fund, was delayed by two days due to the amount of time it took the exchange fund to report the final amounts for the transaction to Mr. Bolger. Mr. Cortezi’s filing, which disclosed the sale of Class A common stock, was delayed by one day due to an administrative error.

2024 Proxy Statement 76

CERTAIN RELATIONSHIPS AND RELATED PARTY
TRANSACTIONS
Policy for Approval of Related Party Transactions
We have adopted a written policy with respect to the review, approval, and ratification of related party transactions. Under the policy, our Audit Committee is responsible for reviewing and approving or ratifying related party transactions. In the course of its review and disapproval, approval, or ratification of related party transactions, our Audit Committee considers the relevant facts and circumstances and determines whether to approve or ratify such transactions. In particular, our policy requires our Audit Committee to consider, among other factors it deems appropriate:
•the related person’s relationship to us and interest in the transaction;
•the material facts of the proposed transaction, including the proposed aggregate value of the transaction;
•the impact on a director’s independence in the event the related person is a director or an immediate family member of a director;
•the benefits to us of the proposed transaction;
•if applicable, the availability of other sources of comparable products or services; and
•an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.
The Audit Committee may only approve or ratify those transactions that are in, or are not inconsistent with, our best interests and those of our stockholders, as the Audit Committee determines in good faith.
In addition, under our Code of Conduct, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
2024 Related Party Transactions
We describe below transactions and series of similar transactions that occurred during our prior fiscal year or that were ongoing during the year or that are currently proposed, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our directors, executive officers, immediate family members of our directors or executive officers, or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Executive Compensation.”
Ryan Investment Holdings, Geneva Re, and Ryan Re
Ryan Investment Holdings
Ryan Investment Holdings, LLC (“RIH”) is an investment holding company that aggregates the funds of the LLC and
Geneva-Ryan Holdings, LLC (“GRH”) for investment in Geneva Re Partners, LLC (“GRP”). GRH is an investment holding company that aggregates investment funds of Patrick G. Ryan and Patrick G. Ryan Jr. and members of their family, Michael
O’Halleran, and other affiliated investors. The LLC holds a 47% interest in RIH and GRH holds a 53% interest in RIH. RIH has a 50% non-controlling interest in GRP and the other 50% is owned by Nationwide Mutual Insurance Company
(“Nationwide”). GRP wholly owns Geneva Re, Ltd., a Bermuda-regulated reinsurance company (“Geneva Re”) and GR
Bermuda SAC Ltd. (the “Segregated Account Company”). The Segregated Account Company has one segregated account, which is beneficially owned by a third-party insurance company (the “Third-party Insurer”).
RIH has committed to contribute additional capital to GRP over the next several years. Patrick G. Ryan, through a trust of which he is the beneficiary and co-trustee, has committed to personally fund any such additional capital contributions. In

2024 Proxy Statement 77

exchange for any such capital contributions, Mr. Ryan will receive promissory notes from RIH that will not affect the relative ownership of RIH’s common equity.
Geneva Re
On January 1, 2021, the Company entered into a service agreement with Geneva Re to provide both administrative services to, as well disburse payments for costs directly incurred by, Geneva Re. These direct costs include compensation expenses incurred by employees of Geneva Re. The Company had $0.3 million due from Geneva Re under this agreement as of
December 31, 2024.
Ryan Re Preferred Equity
Mr. Ryan and his wife hold preferred equity in Ryan Re Underwriting Managers, LLC (“Ryan Re”), a wholly owned subsidiary of the Company, with unreturned capital of $3.3 million as of December 31, 2024, which accrues a preferred return at the rate of 10% annually. In October 2023, the Board approved the payment of all accrued interest through the end of December
31, 2023 and the quarterly payment of accrued interest thereafter. In January of 2024, the Company paid the previously approved amount of $1.9 million in accrued interest on the preferred equity held by Mr. Ryan and his wife. In addition, the
Company paid $0.2 million in quarterly accrued interest through December 31, 2024.
Ryan Re Services Agreement with Geneva Re
On June 13, 2019, Ryan Re entered into a services agreement with Geneva Re to provide, among other services, certain underwriting and administrative services to Geneva Re. Ryan Re receives a service fee equal to 115% of the administrative costs incurred by Ryan Re in providing these services to Geneva Re. Revenue earned from Geneva Re, net of applicable constraints, was $1.5 million for the year ended December 31, 2024. Receivables due from Geneva Re on the service agreement, net of applicable constraints, was $0.7 million as of December 31, 2024.
On April 2, 2023, Ryan Re entered into a services agreement with Geneva Re in accordance with which Ryan Re subcontracted certain services to Geneva Re that Ryan Re is required to provide to the segregated account of the
Segregated Account Company on behalf of the Third-party Insurer. The Company incurred expense of $10.5 million during the year ended December 31, 2024, and had prepaid expenses of $5.2 million as of December 31, 2024, related to this services agreement.
Company Charter of Corporate Jets
In the ordinary course of its business, the Company charters executive jets for business purposes from a third-party service provider, Executive Jet Management (“EJM”). Mr. Ryan indirectly owns aircraft that he leases for remuneration to EJM and which EJM then charters to third parties. The Company pays market rates for chartering aircraft through EJM, unless the particular aircraft chartered is one which Mr. Ryan indirectly owns, in which case the Company receives a discount from market rates. Historically, the Company often has been able to charter Mr. Ryan’s aircraft through EJM thereby benefiting from this discount as well as having confidence in the maintenance record of the aircraft and skill of the crew. The Company recognized an expense related to business usage of the aircraft of $1.2 million for the year ended December 31, 2024 (of which Mr. Ryan indirectly received $0.8 million in remuneration).
Personal Guarantee by Patrick G. Ryan
In April 2021, Mr. Ryan personally guaranteed up to $10.0 million of the financial obligations of the LLC under an agency agreement with certain insurance companies that are affiliated with National Indemnity Company. The Company did not pay
Mr. Ryan any consideration for this guarantee. Mr. Ryan’s guarantee may be replaced by the Company with a letter of credit at any time, subject to the prior approval of the insurance companies. It is expected that Mr. Ryan will not personally guarantee any additional financial obligations of the Company or any of its subsidiaries.
Registration Rights Agreement
In connection with the IPO, we entered into the Registration Rights Agreement with the Ryan Parties and Onex. The Ryan
Parties are entitled to request that we register their shares of capital stock on a long-form or short-form registration statement on any number of occasions in the future, which registrations may be “shelf registrations.” The Ryan Parties and
Onex are entitled to participate in certain of our registered offerings, subject to the restrictions in the Registration Rights
Agreement. We will pay expenses in connection with the exercise of these rights. The registration rights described in this paragraph apply to (i) shares of our Class A common stock (including shares issuable to the Ryan Parties upon exchange of

2024 Proxy Statement 78

their LLC Common Units) held by the Ryan Parties and Onex and their affiliates and (ii) any of our capital stock (or that of our subsidiaries) issued or issuable with respect to the Class A common stock described in clause (i) with respect to any dividend, distribution, recapitalization, reorganization, or certain other corporate transactions (“Registrable Securities”).
These registration rights are also for the benefit of any subsequent holder of Registrable Securities; provided that any particular securities will cease to be Registrable Securities when they have been sold in a registered public offering, sold in compliance with Rule 144 of the Securities Act of 1933 (the “Securities Act”), or repurchased by us or our subsidiaries. In addition, with the consent of the Company and holders of a majority of Registrable Securities, certain Registrable Securities will cease to be Registrable Securities if they can be sold without limitation under Rule 144 of the Securities Act.
Tax Receivable Agreement
We entered into a Tax Receivable Agreement with current and certain former LLC Unitholders that will provide for the payment by us to the current and certain former LLC Unitholders, collectively, of 85% of the amount of tax benefits, if any, that we actually realize (or under some circumstances are deemed to realize) as a result of (i) certain increases in the tax basis of assets of the LLC and its subsidiaries resulting from purchases or exchanges of LLC Common Units, (ii) certain tax attributes of the LLC and its subsidiaries that existed prior to the IPO, (iii) certain favorable “remedial” partnership tax allocations to which we become entitled (if any), and (iv) certain other tax benefits related to our entering into the Tax
Receivable Agreement, including tax benefits attributable to payments that we make under the Tax Receivable Agreement.
These payment obligations are obligations of Ryan Specialty Holdings, Inc. and not of the LLC.
Director Nomination Agreement
In connection with the IPO, the Company entered into a Director Nomination Agreement with the Ryan Parties and Onex.
The Director Nomination Agreement currently provides the Ryan Parties the right to nominate certain members of our Board based on the number of shares of the Company’s common stock held by the Ryan Parties. The Director Nomination
Agreement provides the Ryan Parties the right to designate (in each instance, rounded up to the nearest whole number if necessary): (i) all of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, 50% or more of the total number of shares of our common stock beneficially owned by the Ryan Parties upon completion of the IPO, as adjusted for any reorganization, recapitalization, stock dividend, stock split, reverse stock split, or similar changes in our capitalization (the “Original Amount”); (ii) 50% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 40%, but less than 50% of the Original Amount; (iii) 40% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 30%, but less than 40% of the Original
Amount; (iv) 30% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 20%, but less than 30% of the Original Amount; and (v) 20% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 10%, but less than 20% of the Original Amount, which could result in representation on our Board that is disproportionate to the Ryan Parties’ beneficial ownership. Upon the death or disability of
Patrick G. Ryan, or at such time that he is no longer on the Board or actively involved in the operations of the Company, the
Ryan Parties will no longer hold the nomination rights specified in (i) through (v); however, the Ryan Parties will have the right to designate one nominee for so long as the Ryan Parties control, in the aggregate, 10% or more of the Original
Amount. For so long as the Ryan Parties hold the nomination rights specified in clause (i) through (v) above, the Ryan
Parties have the right to nominate the chairperson of the Board. Onex’s right to designate one nominee for election to our
Board fell away upon its sale of shares of our Class A common stock in April 2023.
Currently, the Ryan Parties can nominate all of the nominees for the Board, subject to the ongoing rights of Onex with respect to its one current nominee. Robert Le Blanc, a Class II director whose term ends in 2026, is the nominee of Onex, whose nomination by Onex preceded its April 2023 sale of Class A common stock. The Director Nomination Agreement also prohibits us from increasing or decreasing the size of our Board without the prior written consent of the Ryan Parties.
In addition, at any time when the Ryan Parties have the right to designate at least one nominee for election to our Board, the
Ryan Parties will also have the right to have one of their nominated directors hold one seat on each Board committee, subject to satisfying any applicable stock exchange rules or regulations regarding the independence of Board committee members. The Listing Standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit and compensation and governance committees be independent and that Audit Committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.
This agreement will terminate at such time as the Ryan Parties control, in the aggregate, less than 5% of the Original
Amount.
Indemnification of Officers and Directors
We have entered into indemnification agreements with each of our officers and directors. The indemnification agreements provide the officers and directors with contractual rights to indemnification, expense advancement, and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law (“DGCL”). Additionally, we may enter into (i)

2024 Proxy Statement 79

indemnification agreements with any new directors or officers that may be broader in scope than the specific indemnification provisions contained in the DGCL and (ii) standard policies of insurance that provide coverage to (a) our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act and (b) the Company with respect to indemnification payments that we may make to such directors and officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing agreements, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the
Securities Act and is therefore unenforceable.

2024 Proxy Statement 80

OTHER MATTERS
We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the Annual
Meeting. The persons named in the Proxy Card will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. The Proxy Card contains discretionary authority for them to do so.
Incorporation by Reference
The Audit Committee Report shall not be deemed soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference. In addition, this document includes website addresses, which are intended to provide inactive, textual references only. The information on these websites is not part of this document.
Proposals of Stockholders and Communications with our Board
Pursuant to applicable requirements under SEC Rule 14a-18 of the Exchange Act, proposals of stockholders intended to be presented at the 2026 annual meeting of stockholders must be received by us no later than December 18, 2025, in order to be considered for inclusion in our proxy statement and form of proxy/voting instruction related to that meeting. Such proposals will need to be in writing and comply with SEC regulations regarding the inclusion of stockholder proposals in
Company-sponsored proxy materials.
In addition, the Company’s Bylaws require that for a stockholder proposal or a nomination for director to be properly presented at the 2025 annual meeting of stockholders, other than in compliance with SEC regulations, that the stockholder proposal or director nomination must comply with the requirements set forth in the Bylaws, and the Company must receive written notice of the matter no earlier than January 30, 2026, and no later than March 1, 2026. Each such written notice must contain the information set forth in the Bylaws.
To comply with the universal proxy rules, stockholders who do intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice sets forth the information required by SEC Rule 14a-19 under the
Exchange Act no later than March 31, 2026.
Any stockholder proposals or nominations should be sent to our Corporate Secretary at Ryan Specialty Holdings, Inc., 155
North Wacker Drive, Suite 4000, Chicago, IL 60606.
Stockholders and other interested parties may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by sending regular mail to: Ryan Specialty Holdings,
Inc., 155 North Wacker Drive, Suite 4000, Chicago, Illinois 60606, Attention: General Counsel. The General Counsel will forward the communication to the applicable directors or the Board as a whole, provided that we generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information regarding the Company. Each communication should specify to which director or directors the communication is addressed, as well as the general topic of the communication. We will receive the communications and process them before forwarding them to the addressee. We may also refer communications to other departments within the
Company.
Availability of SEC Filings and Where to Find Additional Information
We are subject to the informational requirements of the Exchange Act and, in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. Copies of our reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports filed with the SEC, and any reports of beneficial ownership of our Common Stock filed by executive officers, directors and beneficial owners of more than 10% of our outstanding common stock are posted on, and may be obtained through, our investor relations website, ir.ryanspecialty.com, or may be requested in print, at no cost, by email at ir@ryanspecialty.com or by mail at Ryan Specialty Holdings, Inc., 155 North Wacker Drive, Suite 4000, Chicago,
Illinois 60606, Attention: Investor Relations.
These documents will be provided upon request as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We are an electronic filer, and the SEC maintains an Internet site that contains the reports and other information, so such information may also be accessed electronically by means of the SEC’s home page on the
Internet at www.sec.gov. Please note that our website address is provided as an inactive textual reference only. The information provided on or accessible through our website is not part of this proxy statement.

2024 Proxy Statement 81

Cost of Proxy Solicitation
Ryan Specialty is paying the expenses of this solicitation. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy materials to beneficial owners of stock held as of the Record Date by such persons, and Ryan Specialty will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such proxy materials. In addition to solicitation by mail, directors, officers, and other employees of Ryan Specialty may solicit proxies in person or by telephone, facsimile, email, or other similar means.

2024 Proxy Statement A-1

APPENDIX A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RYAN SPECIALTY ~~GROUP~~ HOLDINGS, INC.
ARTICLE ONE
The name of the corporation is Ryan Specialty ~~Group~~ Holdings, Inc. (the “Corporation”).
ARTICLE TWO
The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209
Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THREE
The nature and purpose of the business of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“DGCL”).
ARTICLE FOUR
Section 1. Authorized Shares. The total number of shares of all three classes of capital stock which the
Corporation shall have authority to issue is 2,~~510~~500,000,000 shares, consisting of:
1.  500,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”);
2.  1,000,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common
Stock”); and
3.  1,000,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common
Stock~~”); and~~
~~4.  10,000,000 shares of Class X Common Stock, par value $0.001 per share (the “Class X Common~~
~~Stock~~” and together with the Class A Common Stock ~~and the Class B Common Stock~~, the “Common Stock”).
The Preferred Stock and the Common Stock shall have the designations, rights, powers and preferences and the qualifications, restrictions and limitations thereof, if any, set forth below.
Section 2. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to limitations prescribed by law, to provide, by resolution or resolutions for the issuance of shares of
Preferred Stock in one or more series, and with respect to each series, to establish the number of shares to be included in each such series, and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other special rights, if any, of the shares of each such series, and any qualifications, limitations or restrictions thereof. The powers (including voting powers), preferences, and relative, participating, optional and other special rights of each series of Preferred Stock and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the approval of the Board of Directors and by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, without the separate vote of the holders of the Preferred Stock as a class, irrespective of the provisions of Section 242(b)(2) of the DGCL. No holder of shares of Preferred Stock shall be entitled to preemptive or subscription rights other than as may be set forth in an agreement to which the Corporation is a party.
Section 3. Common Stock.
(a) Voting Rights. Except as otherwise required by the DGCL or as provided by or pursuant to the provisions of this Certificate of Incorporation (this “Restated Certificate”):

2024 Proxy Statement A-2

(i) Each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common
Stock held of record by such holder.
(ii) Each holder of Class B Common Stock shall initially be entitled to ten (10) votes for each share of Class B
Common Stock held of record by such holder. ~~Each share of Class B Common Stock shall be entitled to one~~
~~vote per share automatically from~~ From and after the close of business on the date that is ~~the first to occur~~
earliest of (i) twelve (12) months following the date of the death or disability of Patrick G. Ryan, ~~or~~ (ii) upon the first trading day on or after such date as the outstanding shares of Class B Common Stock represent less than ten percent (10%) of the then-outstanding Class A Common Stock and Class B Common Stock, which, in either instance, may be extended to eighteen (18) months upon affirmative approval of a majority of the independent directors of the Board of Directors ,or (iii) September 30, 2029, each holder Class B Common Stock shall be entitled to one vote per share.
~~(iii) Holders of Class X Common Stock shall not be entitled to any vote for each share of Class X Common~~
~~Stock held of record by such holder.~~(iii) [Reserved].
(iv) Except as otherwise required in this Restated Certificate or by applicable law, the holders of Class A
Common Stock and Class B Common Stock shall vote together as a single class on all matters on which stockholders are generally entitled to vote (and, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock as a single class, with such holders of Preferred Stock).
(v) The holders of shares of Common Stock shall not have cumulative voting rights.
(vi) The holders of the outstanding shares of Class A Common Stock and Class B Common Stock shall be entitled to vote separately as a class upon any amendment to this Restated Certificate (including by merger, consolidation, reorganization or similar event or otherwise) that would increase or decrease the par value of a class of stock or alter or change the powers, preferences, or special rights of a class of stock so as to affect them adversely.
(vii) Subject to the rights of the holders of Class A Common Stock, the number of authorized shares of Class A
Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the approval of the Board of Directors and by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, without the separate vote of the holders of the Class A Common Stock as a class, irrespective of the provisions of Section 242(b)(2) of the DGCL
(viii) Subject to the rights of the holders of Class B Common Stock, the number of authorized shares of Class B
Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the approval of the Board of Directors and by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, without the separate vote of the holders of the Class B Common Stock as a class, irrespective of the provisions of Section 242(b)(2) of the DGCL.
(b) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of
Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class
A Common Stock with respect to the payment of dividends in cash, stock or property of the Corporation, such dividends may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor, at such times and in such amounts as the Board of Directors in its discretion shall determine. Dividends shall not be declared or paid on the Class B Common Stock ~~or the Class X Common~~
~~Stock~~. Any amendment to this Restated Certificate that gives holders of the Class B Common Stock any rights to receive dividends or any other kind of distribution shall require, in addition to any other vote of stockholders required by applicable law, the affirmative vote of holders of a majority of the voting power of the outstanding shares of Class A Common Stock, voting separately as a class.
(c) Liquidation, Dissolution, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation as required by law and of the preferential and other amounts, if any, to which the holders of
Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of Class B Common Stock ~~and Class X~~
~~Common Stock, as such,~~ shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation. Any

2024 Proxy Statement A-3

amendment to this Restated Certificate that gives holders of the Class B Common Stock the right to receive distributions upon liquidation or additional economic rights shall require, in addition to any other vote required by applicable law, the affirmative vote of holders of a majority of the voting power of the outstanding shares of
Class A Common Stock, voting separately as a class.
(d) Reclassification. Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, split, consolidated, reclassified, or otherwise changed (whether by amendment, merger, consolidation or otherwise) unless contemporaneously therewith the other class of Common Stock and the common units (the
“LLC Units”) of New Ryan Specialty ~~Group~~, LLC, a Delaware limited liability company (the “LLC”), are subdivided, consolidated, reclassified, or otherwise changed in the same proportion and in the same manner.
~~Except as otherwise required by law, in no event shall the Class X Common Stock be subdivided, split,~~
~~consolidated, reclassified, or otherwise changed.~~
(e) Exchange. The holders of Class B Common Stock other than the Corporation shall, to the extent provided in the LLC Operating Agreement (defined below) and in accordance with the terms and conditions of the LLC
Operating Agreement, as applicable, have the right to exchange the LLC Units held by them for fully paid and nonassessable shares of Class A Common Stock on a one-for-one basis or, at the Corporation’s election, for cash. Upon the exchange of an LLC Unit for one share of Class A Common Stock in accordance with the terms and conditions of the LLC Operating Agreement, the exchanging holder shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock transfer an equivalent number of
Class B Common Stock to the Corporation, which may not be reissued and shall be automatically retired and cancelled and shall no longer be issued or outstanding. The Corporation shall, at all times when any shares of
Class B Common Stock and LLC Units shall be outstanding, reserve and keep available out of its authorized but unissued Class A Common Stock such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the exchange of all outstanding LLC Units into shares of Class A Common Stock in accordance with the terms of LLC Operating Agreement. If at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the exchange of all outstanding LLC Units, the
Corporation shall take such corporate actions within its power as may, in the opinion of its counsel, be necessary to cause this Restated Certificate to be amended so as to increase the number of authorized shares of
Class A Common Stock to such number as shall be sufficient for such purpose. Following the transfer of all outstanding shares of Class B Common Stock to the Corporation pursuant to this Section 3(e), the Corporation shall not issue further shares of Class B Common Stock. “LLC Operating Agreement” means that certain Third
Amended and Restated Operating Agreement of New Ryan Specialty ~~Group~~, LLC, dated ~~on or about the date~~
~~hereof~~ as of July 5, 2023, as it may be amended and/or restated from time to time.
(f) Automatic Transfer.
(i) No share of Class B Common Stock may be sold, exchanged or otherwise transferred, other than in connection with (A) the exchange of an LLC Unit as set forth in Section 3(e) of ARTICLE FOUR hereof and in accordance with the terms and conditions of the LLC Operating Agreement, (B) the transfer of an LLC Unit by a holder of LLC Units to certain permitted transferees ~~as discussed in~~ pursuant to the terms of the LLC
Operating Agreement and (C) transfers to the Corporation permitted by the LLC Operating Agreement. In the event that any outstanding shares of Class B Common Stock are sold, exchanged or otherwise transferred other than as provided in the foregoing clauses (A), (B) and (C), or such outstanding shares of Class B Common
Stock shall otherwise cease to be held by a holder of a corresponding number, based on the exchange rate then in effect, of LLC Units (including a transferee of a LLC Unit) for any reason, such shares of Class B Common
Stock shall upon such sale, exchange or other transfer, or upon ceasing to be held by such holder, ~~shall~~
automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation for no consideration and may not be reissued and thereupon shall be automatically retired and cancelled and shall no longer be issued or outstanding.
~~(ii) Class X Common Stock may only be sold, exchanged or otherwise transferred pursuant to the Redemption~~
~~Agreement, made and entered into on or about July 21, 2021, by and among the holders of Class X Common~~
~~Stock and the Corporation. Class X Common Stock is not exchangeable or convertible for any other capital~~
~~stock of the Corporation. Upon the redemption of the Class X Common Stock, such Class X Common Stock~~
~~may not be reissued and shall be automatically retired and cancelled and shall no longer be issued or~~
~~outstanding.~~
(ii) [Reserved].
(g) No Preemptive or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights other than as may be set forth in an agreement to which the Corporation is a party.

2024 Proxy Statement A-4

ARTICLE FIVE
Section 1. Board of Directors. Except as otherwise provided in this Restated Certificate or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 2. Number of Directors. Subject to any rights of the holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances or otherwise and to that certain Director
Nomination Agreement, dated on or about ~~the date hereof~~ July 26, 2021 (as amended and/or restated or supplemented in accordance with its terms, the “Nomination Agreement”), the number of directors which shall constitute the Board of Directors shall ~~initially be twelve (12) and, thereafter, shall~~ be fixed from time to time exclusively by resolution of the Board.
Section 3.Election of Directors. Subject to the rights of the holders of any series of Preferred Stock outstanding, directors shall be elected by the vote of the majority of the votes cast in favor of such nominee’s election at any meeting of stockholders held to elect directors at which a quorum is present; provided, however, that, if the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes cast at any meeting of stockholders held to elect directors at which a quorum is present.
For purposes of this Section 3, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the number of shares voted “against” that nominee.
Section 4.Term of Office.Prior to the date of the 2028 annual meeting of stockholders, the ~~Section 3.Classes of~~
~~Directors. The~~ directors of the Corporation, other than those who may be elected by the holders of any series of
Preferred Stock, shall be divided into three classes, as nearly equal in number as possible, hereby designated
Class I, Class II and Class III.
~~Section 4. Election and~~ Each director elected at the 2026 annual meeting of stockholders shall be elected for a term expiring at the 2027 annual meeting of stockholders. Each director elected at the 2027 annual meeting of stockholders shall be elected for a term expiring at the 2028 annual meeting of stockholders. At the 2028 annual meeting of stockholders and at each annual meeting of stockholders thereafter, all directors shall be elected for a term expiring at the next annual meeting of stockholders and shall no longer be divided into three classes. ~~Term~~
~~of Office.Subject to the rights of the holders of any series of Preferred Stock outstanding, the directors shall be~~
~~elected by a plurality of the votes of the shares cast. The term of office of the initial Class I directors shall expire~~
~~at the first annual meeting of stockholders following the date the Class A Common Stock is first publicly traded~~
~~(the “IPO Date”), the term of office of the initial Class II directors shall expire at the second succeeding annual~~
~~meeting of stockholders after the IPO Date and the term of office of the initial Class III directors shall expire at~~
~~the third succeeding annual meeting of the stockholders after the IPO Date. For the purposes hereof, the Board~~
~~of Directors may assign directors already in office to Class I, Class II and Class III, in accordance with the~~
~~terms of the Nomination Agreement, by and among the Corporation and the investors named therein. At each~~
~~annual meeting of stockholders after the IPO Date, directors elected to replace those of a class whose terms~~
~~expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting after their~~
~~election and until their respective successors shall have been duly elected and qualified.~~ Each director shall hold office until the annual meeting of stockholders for the year in which such director’s term expires and a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Nothing in this
Restated Certificate shall preclude a director from serving consecutive terms. Elections of directors need not be by written ballot unless the Bylaws of the Corporation (as amended and/or restated, the “Bylaws”) shall so provide.
Section 5. Newly-Created Directorships and Vacancies. Subject to the rights of the holders of any series of
Preferred Stock then outstanding and except as otherwise set forth in the Nomination Agreement, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of
Directors resulting from death, resignation, disqualification, removal from office or any other cause may be filled only by resolution of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and may not be filled in any other manner. A director elected or appointed to fill a vacancy shall serve, (i) prior to the date of the 2028 annual meeting of stockholders, for the unexpired term of the class of his or her predecessor in office and (ii) from and after the 2028 annual meeting of stockholders, until the next succeeding annual meeting of stockholders, and, in each case, until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. A director elected or appointed to fill a position resulting from an increase in the number of directors shall hold office (i) prior to the date of the 2028 annual meeting of stockholders, until the next election of the class for which such director shall have been elected or appointed and
(ii) from and after the 2028 annual meeting of stockholders, until the next succeeding annual meeting of stockholders and, in each case, until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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Section 6. Removal and Resignation of Directors. ~~Subject to the rights of the holders of any series of Preferred~~
~~Stock then outstanding, and notwithstanding~~ Notwithstanding any other provision of this Restated Certificate,~~(i)~~
~~prior to the Trigger Date (as defined below),~~ directors may be removed with or without cause upon the affirmative vote of holders of at least a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class
(“Voting Stock”) ~~and (ii) on and after the Trigger Date, directors may only be removed for cause and only upon~~
~~the affirmative vote of holders of at least sixty-six and two-thirds percent (662⁄3%) of the voting power of the~~
~~then outstanding shares of Voting Stock, voting together as a single class,~~ at a meeting of the Corporation’s stockholders called for that purpose. ~~Any director may resign at any time upon notice to the Corporation.~~
~~“Trigger Date” means the first date on which the Ryan Parties (as defined below) cease to beneficially own in~~
~~the aggregate (directly or indirectly) at least forty percent (40%) of the then outstanding shares of Voting Stock.~~
Any director may resign at any time upon notice to the Corporation.~~“Ryan Parties” means the unitholders (other~~
~~than the Corporation) of the LLC, which are controlled by Patrick G.Ryan, the Corporation’s founder, chairman~~
~~and chief executive officer and certain members of his family and various entities and trusts over which Patrick~~
~~G.Ryan exercises control, individually or collectively with members of his family, or over which certain~~
~~members of his family exercise control.~~
Section 7. Rights of Holders of Preferred Stock. Notwithstanding the provisions of this ARTICLE FIVE, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be subject to the rights of such series of Preferred Stock.
During any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
Section 8. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 9. Chairman of the Board. So long as the Ryan Parties (as defined below) hold the nomination rights specified in Section 1(a)(i) - (v) of the Nomination Agreement, the Chair of the Board of Directors may be
designated by a majority of the directors nominated or designated for nomination by the Ryan Parties. “Ryan
Parties” means the unitholders (other than the Corporation) of the LLC, which are controlled by Patrick G.Ryan, the Corporation’s founder and executive chairman and certain members of his family and various entities and trusts over which Patrick G.Ryan exercises control, individually or collectively with members of his family, or over which certain members of his family exercise control.
ARTICLE SIX
Section 1. Limitation of Director and Officer Liability.
(a) To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty ~~as a director.~~owed to the Corporation or its stockholders.
(b) Any amendment, repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification with respect to any act, omission or other matter occurring prior to such amendment, repeal or modification.

2024 Proxy Statement A-6

ARTICLE SEVEN
Section 1. Action by Consent. ~~Prior to the first date (the “Stockholder Consent Trigger Date”) on which the~~
~~Ryan Parties cease to beneficially own in the aggregate (directly or indirectly) at least forty percent (40%) of the~~
~~voting power of then outstanding shares of Voting Stock, any action which is~~ Any action required or permitted to be taken by the Corporation’s stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents, setting forth the action so taken, is signed by the holders of outstanding capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of the Corporation’s ~~stock entitled to vote thereon~~
~~were present and voted. From and after the Stockholder Consent Trigger Date, any action required or permitted~~
~~to be taken by the Corporation’s stockholders may be taken only at a duly called annual or special meeting of~~
~~the Corporation’s stockholders and the power of stockholders to act by consent without a meeting is specifically~~
~~denied; provided, however, that any~~ capital stock entitled to vote thereon were present and voted. Any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided the resolutions creating such series of Preferred Stock.
Section 2. Special Meetings of Stockholders. Subject to the rights of the holders of any series of Preferred Stock then outstanding and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Chairman of the Board of Directors, the Chief Executive
Officer of the Corporation or the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors that the Corporation would have if there were no vacancies, and (ii)
~~prior to the Stockholder Consent Trigger Date, by the Chairman of the Board of Directors at the written request~~
~~of Patrick G. Ryan or another authorized representative of the Ryan Parties.~~upon written request to the
Corporate Secretary delivered to the Corporation’s executive offices, by stockholders having at least twenty percent (20%) of the issued and outstanding shares of Voting Stock entitled to vote on the matter or matters to be brought before the proposed special meeting, voting together as a single class (the “Requisite Percent”);
provided that in order to meet the Requisite Percent, as a condition to such right, such stockholders shall have held continuously for one (1) year as of the date of the request an aggregate “net long position” (as defined in the Bylaws) of such shares and continue to own the Requisite Percent in a net long position at all times between such date and the date of the applicable meeting of stockholders; and provided, further, that such stockholders meeting the Requisite Percent shall act in accordance with any conditions or limitations set forth in the Bylaws.
Any business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated
in the notice of the meeting.
ARTICLE EIGHT
Section 1. Certain Acknowledgments. In recognition and anticipation that (i) certain of the directors, partners, principals, officers, members, managers, family members, trustees, beneficiaries and/or employees of the Ryan
Parties and Onex (as defined below) may serve as directors or officers of the Corporation and (ii) the Ryan
Parties and Onex engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii)
that the Corporation and/or its Affiliated Companies (as defined below) may engage in material business transactions with the Ryan Parties and Onex, and that the Corporation is expected to benefit therefrom, the provisions of this ARTICLE EIGHT are set forth to regulate and define to the fullest extent permitted by law the conduct of certain affairs of the Corporation as they may involve the Ryan Parties, Onex and/or their respective directors, partners, principals, officers, members, managers, family members, trustees, beneficiaries and/or employees, including any of the foregoing who serve as officers or directors of the Corporation
(collectively, the “Exempted Persons”), and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith. “Onex” means Onex Corporation and its Affiliated
Companies. “Affiliated Companies” means (a) in respect of Onex, any entity that now or in the future Controls, is Controlled by or is under common Control with Onex (other than the Corporation and any entity that is
Controlled by the Corporation) and any investment funds managed by the Onex and (b) in respect of the
Corporation, any entity that is now or in the future Controlled by the Corporation. “Control” is defined in
ARTICLE NINE.
Section 2. Competition and Corporate Opportunities. To the fullest extent permitted by applicable law, none of the Exempted Persons shall have any fiduciary duty to (i) refrain from engaging, directly or indirectly, in the same or similar business activities or lines of business as the Corporation or any of its Affiliated Companies or
(ii) otherwise competing with the Corporation and/or its Affiliated Companies, and no Exempted Person shall be liable to the Corporation or its stockholders for breach of any fiduciary duty solely by reason of any such

2024 Proxy Statement A-7

activities of the Ryan Parties, Onex and its Affiliated Companies, or such Exempted Person. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its Affiliated Companies, renounces any interest or expectancy of the Corporation and its Affiliated Companies in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to the Exempted Persons, even if the opportunity is one that the Corporation or its Affiliated Companies might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation or its Affiliated
Companies and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation, any of its Affiliated Companies or its stockholders for breach of any fiduciary or other duty, as a director, officer or stockholder of the Corporation solely, by reason of the fact that the Ryan Parties or any such Exempted Person pursues or acquires such business opportunity, sells, assigns, transfers or directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or any of its Affiliated Companies. For the avoidance of doubt, each of the
Exempted Persons shall, to the fullest extent permitted by law, have the right to, and shall have no duty
(whether contractual or otherwise) not to, directly or indirectly: (A) engage in the same, similar or competing business activities or lines of business as the Corporation or its Affiliated Companies, (B) do business with any client or customer of the Corporation or its Affiliated Companies, or (C) make investments in competing businesses of the Corporation or its Affiliated Companies, and such acts shall not be deemed wrongful or improper. Notwithstanding anything to the contrary in this Section 2, the Corporation does not renounce any interest or expectancy it may have in any business opportunity that is expressly offered to any Exempted Person solely in his or her capacity as a director or officer of the Corporation, and not in any other capacity.
Section 3. Certain Matters Deemed Not Corporate Opportunities. In addition to, and notwithstanding the foregoing provisions of this ARTICLE EIGHT, a corporate opportunity shall not be deemed to belong to the
Corporation if it is a business opportunity the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
Section 4. Amendment of this Article. Subject to the rights of the holders of any series of Preferred Stock then outstanding, and in addition to any vote required by applicable law or this Restated Certificate, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding shares of Voting
Stock, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this ARTICLE EIGHT; provided however, that, to the fullest extent permitted by law, neither the alteration, amendment or repeal of this ARTICLE EIGHT nor the adoption of any provision of this Restated
Certificate inconsistent with this ARTICLE EIGHT shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities which such Exempted
Person becomes aware prior to such alteration, amendment, repeal or adoption.
Section 5. Deemed Notice. Any person or entity purchasing or otherwise acquiring or holding any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this
ARTICLE EIGHT.
ARTICLE NINE
Section 1. Section 203 of the DGCL. The Corporation expressly elects not to be subject to the provisions of
Section 203 of the DGCL.
Section 2. Business Combinations with Interested Stockholders. Notwithstanding any other provision in this
Restated Certificate to the contrary, the Corporation shall not engage in any Business Combination (as defined hereinafter) at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the
Exchange Act of 1934, as amended (the “Exchange Act”), with any Interested Stockholder (as defined hereinafter) for a period of three (3) years following the time that such stockholder became an Interested
Stockholder, unless:
(a) prior to such time the Board of Directors approved either the Business Combination or the transaction which resulted in such stockholder becoming an Interested Stockholder;
(b) upon consummation of the transaction which resulted in such stockholder becoming an Interested
Stockholder, such stockholder owned at least eighty-five percent (85%) of the then outstanding shares of Voting
Stock of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the Voting Stock outstanding (but not the outstanding Voting Stock owned by such Interested
Stockholder) those shares owned (i) by Persons (as defined hereinafter) who are directors and also officers of the Corporation and (ii) employee stock plans of the Corporation in which employee participants do not have

2024 Proxy Statement A-8

the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(c) at or subsequent to such time the Business Combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least sixty-six and two-thirds percent (662⁄3%) of the outstanding Voting Stock which is not owned by such Interested Stockholder.
Section 3. Exceptions to Prohibition on Interested Stockholder Transactions. The restrictions contained in this
ARTICLE NINE shall not apply if:
(a) a stockholder becomes an Interested Stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an Interested Stockholder; and (ii) would not, at any time within the three (3) year period immediately prior to a Business Combination between the
Corporation and such stockholder, have been an Interested Stockholder but for the inadvertent acquisition of ownership; or
(b) the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i)
constitutes one of the transactions described in the second sentence of this Section 3(b) of ARTICLE NINE; (ii)
is with or by a Person who either was not an Interested Stockholder during the previous three (3) years or who became an Interested Stockholder with the approval of the Board of Directors; and (iii) is approved or not opposed by a majority of the directors then in office (but not less than one) who were directors prior to any
Person becoming an Interested Stockholder during the previous three (3) years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Corporation (except for a merger in respect of which, pursuant to Section 251(f) of the DGCL, no vote of the stockholders of the Corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to fifty percent (50%) or more of either that aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock (as defined hereinafter) of the Corporation; or (z) a proposed tender or exchange offer for fifty percent (50%) or more of the outstanding Voting Stock of the
Corporation. The Corporation shall give not less than 20 days’ notice to all Interested Stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of the second sentence of this Section
3(b) of ARTICLE NINE.
Section 4. Definitions. As used in this ARTICLE NINE and, solely with respect to the term “Control,” as also used in ARTICLE EIGHT, Section 1, only, and unless otherwise provided by the express terms of this
ARTICLE NINE, the following terms shall have the meanings ascribed to them as set forth in this Section 4 and, to the extent such terms are defined elsewhere in this Restated Certificate, such definition shall not apply to this ARTICLE NINE:
(a) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person;
(b) “Associate,” when used to indicate a relationship with any Person, means: (i) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or general partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of Voting Stock; (ii) any trust or other estate in which such Person has at least a twenty percent (20%) beneficial interest or as to which such
Person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person;
(c) “Business Combination” means:
(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the
Corporation with (A) the Interested Stockholder, or (B) any other corporation, partnership, unincorporated association or entity if the merger or consolidation is caused by the Interested Stockholder and as a result of such merger or consolidation Section 2 of this ARTICLE NINE is not applicable to the surviving entity;
(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-

2024 Proxy Statement A-9

owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock of the Corporation;
(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any Stock of the Corporation or of such subsidiary to the
Interested Stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Stockholder became such; (B) pursuant to an exchange of LLC
Units into Class A Common Stock, to the extent provided in the LLC Operating Agreement, (C) pursuant to a merger under Section 251(g) of the DGCL; (D) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of the
Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of
Stock of the Corporation subsequent to the time the Interested Stockholder became such; (E) pursuant to an exchange offer by the Corporation to purchase Stock made on the same terms to all holders of such Stock; or
(F) any issuance or transfer of Stock by the Corporation; provided however, that in no case under items (D)-(F)
of this Section 4(c)(iii) of ARTICLE NINE shall there be an increase in the Interested Stockholder’s proportionate share of the Stock of any class or series of the Corporation or of the Voting Stock of the
Corporation;
(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the
Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the Stock of any class or series, or securities convertible into the Stock of any class or series, of the Corporation or of any such subsidiary which is owned by the Interested Stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of Stock not caused, directly or indirectly, by the Interested Stockholder; or
(v) any receipt by the Interested Stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in Sections 4(c)(i)-(iv) of ARTICLE NINE) provided by or through the
Corporation or any direct or indirect majority-owned subsidiary of the Corporation;
(d) “Control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise. A Person who is the owner of twenty percent (20%) or more of the outstanding Voting Stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; notwithstanding the foregoing, a presumption of control shall not apply where such Person holds Voting Stock, in good faith and not for the purpose of circumventing this ARTICLE NINE, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group (as such term is used in Rule 13d-5 under the Securities Exchange
Act of 1934, as such Rule is in effect as of the date of this Certificate of Incorporation) have control of such entity;
(e) “Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority-
owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the then outstanding Voting Stock of the Corporation, or (ii) is an Affiliate or Associate of the Corporation and was the
owner of fifteen percent (15%) or more of the then outstanding Voting Stock of the Corporation at any time within the three (3)year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the affiliates and associates of such Person. Notwithstanding anything in this ARTICLE NINE to the contrary, the term “Interested Stockholder” shall not include: (x) the
Ryan Parties or any of their affiliates and associates now or hereafter in existence, or any other Person with whom any of the foregoing are acting as a group or in concert for the purpose of acquiring, holding, voting or disposing of shares of Stock of the Corporation, (y) any Person who would otherwise be an Interested
Stockholder either in connection with or because of a transfer, sale, assignment, conveyance, hypothecation, encumbrance, or other disposition of five percent (5%) or more of the outstanding Voting Stock of the
Corporation (in one transaction or a series of transactions) by the Ryan Parties or any of its affiliates or associates to such Person; provided, however, that such Person was not an Interested Stockholder prior to such transfer, sale, assignment, conveyance, hypothecation, encumbrance, or other disposition; or (z) any Person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of action taken solely by the Corporation, provided that, for purposes of this clause (z) only, such Person shall be an Interested Stockholder if thereafter such Person acquires additional shares of Voting Stock of the
Corporation, except as a result of further action by the Corporation not caused, directly or indirectly, by such

2024 Proxy Statement A-10

Person, provided, that, for the purpose of determining whether a Person is an Interested Stockholder, the Voting
Stock of the Corporation deemed to be outstanding shall include Stock deemed to be owned by the Person through application of this definition of “owned” but shall not include any other unissued Stock of the
Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;
(f) “Owner,” including the terms “own” and “owned,” when used with respect to any Stock, means a Person that individually or with or through any of its Affiliates or Associates beneficially owns such Stock, directly or indirectly; or has (A) the right to acquire such Stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the owner of Stock tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered Stock is accepted for purchase or exchange; or (B) the right to vote such Stock pursuant to any agreement, arrangement or understanding; provided, however, that a
Person shall not be deemed the owner of any Stock because of such Person’s right to vote such Stock if the agreement, arrangement or understanding to vote such Stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more Persons; or (C) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in (B) of this Section 4(f) of ARTICLE NINE), or disposing of such
Stock with any other Person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such Stock;;
(g) “Person” means any individual, corporation, partnership, unincorporated association or other entity;
(h) “Stock” means, with respect to any corporation, any capital stock of such corporation and, with respect to any other entity, any equity interest of such entity; and
(i) “Voting Stock” means, with respect to any corporation, Stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of Voting
Stock in this ARTICLE NINE shall refer to such percentage of the votes of such Voting Stock.
ARTICLE TEN
Section 1. Amendments to the Bylaws. ~~Subject to the rights of holders of any series of Preferred Stock then~~
~~outstanding, in furtherance and not in limitation of the powers conferred by law, prior to the first date (the~~
~~“Amendment Trigger Date”) on which the Ryan Parties cease to beneficially own in the aggregate (directly or~~
~~indirectly) at least forty percent (40%) of the voting power of the then outstanding shares of Voting Stock, the~~
~~Bylaws may be amended, altered or repealed and new bylaws made by (i) the Board of Directors or (ii) the~~
~~stockholders with, in addition to any vote of the holders of any class or series of capital stock of the Corporation~~
~~required herein (including any resolution setting forth the terms of any series of Preferred Stock), the Bylaws or~~
~~applicable law, the affirmative vote of the holders of at least a majority of the voting power of the then~~
~~outstanding shares of Voting Stock, voting together as a single class. On and after the Amendment Trigger Date~~
Subject to the rights of holders of any series of Preferred Stock then outstanding, the Bylaws may be amended, altered or repealed and new bylaws made by (i) the Board of Directors or (ii) by the stockholders with, in addition to the vote of any holders of any class or series of capital stock of the Corporation required herein
(including any resolution setting forth the terms of any series of Preferred Stock), the Bylaws or applicable law, the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66⅔%)~~ a majority of the voting power of the then outstanding shares of Voting Stock, voting together as a single class.
Section 2. Amendments to this Certificate of Incorporation. Subject to the rights of holders of any series of
Preferred Stock then outstanding, and in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or this Restated Certificate, no provision of ARTICLE FIVE,
ARTICLE SIX, ARTICLE SEVEN, ARTICLE NINE, ARTICLE TEN or ARTICLE ELEVEN of this Restated
Certificate may be
altered, amended or repealed in any respect, nor may any provision of this Restated Certificate or the Bylaws inconsistent therewith be adopted~~, (i) prior to the Amendment Trigger Date, without the affirmative vote of the~~
~~holders of a majority of the voting power of the then outstanding shares of Voting Stock, voting together as a~~
~~single class, and (ii) from and after the Amendment Trigger Date, without the affirmative vote of holders of at~~
~~least sixty-six and two-thirds percent (66⅔%) of the voting power~~ a majority of the then outstanding shares of
Voting Stock, voting together as a single class.

2024 Proxy Statement A-11

ARTICLE ELEVEN
Section 1. Exclusive Forum.
(a) Unless the Corporation consents in writing to the selection of an alternative forum, (A) the Court of
Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, or a claim of aiding and abetting any such breach of fiduciary duty, (iii) any action asserting a claim against the Corporation or any director, officer, employee or agent of the Corporation arising pursuant to any provision of the DGCL, the
Restated Certificate or the Bylaws (as either may be amended, restated, modified, supplemented or waived from time to time) (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of
Incorporation or the Bylaws of the Corporation (as either may be amended), (v) any action asserting a claim against the corporation or any director, officer, employee or agent of the Corporation that is governed by the internal affairs doctrine or (vi) any action asserting an “internal corporate claim” as that term is defined in
Section 115 of the DGCL. For the avoidance of doubt, this Section 1(a) of Article ELEVEN, shall not apply to any action or proceeding asserting a claim under the Securities Act of 1933 or the Exchange Act of 1934 for
which the federal courts have exclusive jurisdiction or any other claim for which the federal courts have exclusive jurisdiction.
(b) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, against the Corporation or any director, officer, employee or agent of the Corporation.
Section 2. Notice. Any Person purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation (including, without limitation, shares of Common Stock) shall be deemed to have notice of and to have consented to the provisions of this ARTICLE ELEVEN.
ARTICLE TWELVE
Section 1. Severability. If any provision or provisions of this Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Restated
Certificate(including, without limitation, each portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby.

RYAN SPECIALTY

Ryan Specialty's mission is to provide industry-leading innovative specialty insurance solutions for insurance brokers, agents and carriers.

155 North Wacker Drive
Suite 4000
Chicago, IL 60606

ryanspecialty.com

PRELIMINARY - SUBJECT TO COMPLETION DATED APRIL 4, 2025

RYAN SPECIALTY

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Ryan Specialty Holdings, Inc.

Annual Meeting of Stockholders

For Stockholders of Record as of April 1, 2025

Friday, May 30, 2025 2:00 PM, Eastern Time

Annual Meeting to be held virtually via the Internet - please visit www.proxydocs.com/RYAN for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 2:00 PM, Eastern Time, May 30, 2025.

Internet:

www.proxypush.com/RYAN

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:

1-866-430-3449

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:

You must register to attend the meeting online and/or participate at www.proxydocs.com/RYAN.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Patrick G. Ryan, Timothy W. Turner, and Mark S. Katz (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Ryan Specialty Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

RYAN SPECIALTY

Ryan Specialty Holdings, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
"FOR" EACH OF THE DIRECTOR NOMINEES SET FORTH IN PROPOSAL 1
"FOR" PROPOSALS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 AND 12

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of four Class I director nominees				
		FOR	WITHHOLD		
	1.01 Henry S. Bienen, Ph.D.	☐	☐		FOR
	1.02 Michael D. O'Halleran	☐	☐		FOR
	1.03 Timothy W. Turner	☐	☐		FOR
	1.04 Patrick G. Ryan, Jr.	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to declassify our Board of Directors (the "Board") and phase-in annual director elections;	☐	☐	☐	FOR
3.	To approve an amendment to the Certificate to replace the plurality voting standard with a majority voting standard in uncontested director elections;	☐	☐	☐	FOR
4.	To approve an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board thereby retaining stockholders' power to remove directors, with or without cause, by a majority standard;	☐	☐	☐	FOR
5.	To approve an amendment to the Certificate to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the Class B common stock to the Class A common stock will sunset;	☐	☐	☐	FOR
6.	To approve an amendment to the Certificate to provide stockholders with the ability to take action by written consent;	☐	☐	☐	FOR
7.	To approve an amendment to the Certificate to provide stockholders with the ability to call special meetings of stockholders;	☐	☐	☐	FOR
8.	To approve an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Company's Amended and Restated Bylaws and certain provisions of the Certificate, thereby retaining the majority standard;	☐	☐	☐	FOR
9.	To approve an amendment to the Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law;	☐	☐	☐	FOR
10.	To approve certain non-substantive amendments to the Certificate to reflect the previous name change, remove the initial number of directors, eliminate obsolete provisions and incorporate other administrative modifications as set forth in the Certificate;	☐	☐	☐	FOR
11.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;	☐	☐	☐	FOR
12.	To approve, by a non-binding advisory vote, the compensation of our named executive officers; and	☐	☐	☐	FOR
13.	To conduct any other business that may properly come before the meeting or any adjournment thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/RYAN.
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)   Date   Signature (if held jointly)   Date